As filed with the Securities and Exchange Commission on May 24, 2000

                         Securities Act File No. 333-_____

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

                         Pre-Effective Amendment No. / /

                        Post-Effective Amendment No. / /

                                   FORUM FUNDS
               (Exact Name of Registrant as Specified in Charter)

                   Two Portland Square, Portland, Maine 04101
               (Address of Principal Executive Offices) (Zip Code)

                                 (207) 879-1900
                  (Registrant's Area Code and Telephone Number)

                               Don L. Evans, Esq.
                            Forum Fund Services, LLC
                               Two Portland Square
                               Portland, ME 04101

                          Copies of Communications to:

                            Anthony C.J. Nuland, Esq.
                               Seward & Kissel LLP
                               1200 G Street, N.W.
                             Washington, D.C. 20005

                  Approximate Date of Proposed Public Offering:
                        As soon as practicable after this
                    Registration Statement becomes effective.
--------------------------------------------------------------------------------
        It is proposed that this filing will become effective on June 23,
           2000 pursuant to Rule 488 under the Securities Act of 1933.
--------------------------------------------------------------------------------

Title of Securities Being Registered: Investors Equity Fund. No filing fee is due under the Securities Act of 1933, as amended, in reliance on section 24(f).

--------------------------------------------------------------------------------
                      IMPORTANT NOTICE: PLEASE COMPLETE THE
            ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE.
--------------------------------------------------------------------------------

                              INVESTORS GROWTH FUND
                               TWO PORTLAND SQUARE
                               PORTLAND, ME 04101
                                  June 23, 2000

Dear Valued Shareholder:

         We are seeking your approval of a proposed reorganization of Investors Growth Fund ("IGF") into Investors Equity Fund ("IEF") (each a "Fund"). Both Funds are series of Forum Funds (the "Trust"). By consolidating the Funds, we expect to reduce management and administrative inefficiencies. We also expect to achieve increased investment leverage and market presence for the consolidated Fund, which we believe will be advantageous for Fund shareholders.

         FORUM FINANCIAL GROUP AGREED TO PAY ALL EXPENSES OF THE REORGANIZATION SO THAT SHAREHOLDERS WILL NOT BEAR THESE COSTS.

         THE BOARD OF TRUSTEES OF THE TRUST (THE "BOARD") HAS UNANIMOUSLY APPROVED THE REORGANIZATION AND BELIEVES THAT IT IS IN THE BEST INTERESTS OF SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU APPROVE THE REORGANIZATION BY VOTING YOUR PROXY.

         Under the reorganization, IGF will transfer all of its assets and liabilities to IEF in exchange for shares of IEF. IGF will then distribute the shares received to its shareholders. As a result of the reorganization IGF shareholders will become shareholders of IEF.

         The anticipated benefits of the reorganization are:

o The asset size of the combining Funds will increase; thus we expect the reorganization will result in greater investment leverage and market presence.

o        The reorganization may result in operating efficiencies for the Funds.

         Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy card promptly. No postage is necessary if you mail it in the United States. You also may send your proxy to us by fax at ([___]) [___]-[____], or telephone at ([___]) [___]-[____].

                                                              Very truly yours,

                                                              John Y. Keffer
                                                              President
                                                              Forum Funds

                              INVESTORS GROWTH FUND
                               TWO PORTLAND SQUARE
                               PORTLAND, ME 04101
                                  June 23, 2000




                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          SCHEDULED FOR JULY 26, 20000

To the Shareholders of Investors Growth Fund:

         A special meeting of shareholders will be held on July 26, 2000 at 10:00 a.m. (Eastern Time) at the offices of Forum Fund Services, LLC to consider the following:

1. A proposal to approve the Agreement and Plan of Reorganization (the "Plan") between Investors Growth Fund ("IGF") and Investors Equity Fund ("IEF"), each a separate series of Forum Funds. Under the Plan, IGF will transfer all of its assets and liabilities to IEF in exchange for shares of IEF. IEF shares will then be distributed proportionately to the shareholders of IGF; and

2.       Any other business that properly comes before the meeting.

         Shareholders of record as of the close of business on June 16, 2000 are entitled to vote at the meeting and any related follow-up meetings.

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD (VOTING INSTRUCTION CARD) OR VOTE BY TELEPHONE.

                                              By Order of the Board of Trustees

                                              Leslie K. Klenk
                                              Secretary
                                              Forum Funds








               YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWNED ON THE RECORD DATE.

--------------------------------------------------------------------------------

                           PROXY STATEMENT/PROSPECTUS

                                  June 23, 2000

FORUM FUNDS
Two Portland Square
Portland, Maine 04101
(207) 879-1900


At a special meeting of Investors Growth Fund ("IGF") shareholders to be held on July 26, 2000 at 10:00 a.m. (Eastern time) shareholders will be asked to approve a proposed Agreement and Plan of Reorganization by and between IGF and Investors Equity Fund ("IEF") (the "Plan"). Under the Plan, IGF will transfer all of its assets and liabilities to IEF (the "Reorganization").

This Proxy Statement/Prospectus describes IGF and IEF (each a "Fund") and the proposed Reorganization. You should consider this information carefully in deciding whether to approve the proposal.

Please keep this Proxy Statement/Prospectus for future reference. Forum Funds (the "Trust") has filed additional information about the Funds and the proposed Reorganization with the Securities and Exchange Commission in a separate statement of additional information dated June 23, 2000 (the "SAI") that is incorporated by reference into this Proxy Statement/Prospectus. Call or write Forum Shareholder Services, LLC, P.O. Box 446, Portland, ME 04112, (207) 879-0001 or (800) 943-6786 to obtain a copy of the SAI.






THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.






--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

SYNOPSIS........................................................................
INVESTMENT RISKS................................................................
THE REORGANIZATION..............................................................
THE FUNDS AND THE TRUST.........................................................
SECURITIES TO BE ISSUED.........................................................
COMPARISON OF IGF AND IEF.......................................................
VOTING INFORMATION..............................................................
OTHER INFORMATION...............................................................
APPENDIX A......................................................................











--------------------------------------------------------------------------------

                                    SYNOPSIS

The Synopsis highlights some of the information contained in this Proxy Statement/Prospectus. Other sections of this Proxy Statement/Prospectus contain additional information.

THE REORGANIZATION

On May 15, 2000, the Board of Trustees of the Trust (the "Board") approved the reorganization of IGF into IEF. Under the Plan, the Reorganization will consist of the following steps:

o the transfer of all the assets and liabilities of IGF to IEF in exchange for shares of IEF of equivalent value to the net assets transferred;

o the pro rata distribution of IEF's shares to the shareholders of record of IGF as of the effective date of the Reorganization in full redemption of those shareholders' shares of IGF; and

o       the liquidation and termination of IGF.

As a result of the Reorganization, shareholders of IGF will instead hold shares of IEF having the same total value as the shares of IGF they held immediately before the Reorganization. Shareholders of IGF are being asked to approve the Plan. If a majority of the shares of IGF do not approve the Plan, the Reorganization will not occur and the Board will consider what further action is appropriate.

The prospectus of IEF accompanies this Proxy Statement/Prospectus. The IGF prospectus and annual report have previously been mailed to shareholders. Copies of these documents and the SAIs for IGF and IEF are available upon request without charge by writing to or calling:

                         Forum Shareholder Services, LLC
                                  P.O. Box 446
                               Portland, ME 04112
                                (207) 879-0001 or
                                 (800) 943-6786

Shareholders may also view or obtain these documents from the Securities and Exchange Commission ("SEC"):

 In person:       At the SEC's Public Reference Room in Washington, D.C.

 By phone:        1-800-SEC-0330 (for information on the Public Reference Room's hours of operation only)

--------------------------------------------------------------------------------

 By Mail:          Public Reference Section
                   Securities and Exchange Commission
                   Washington, D.C. 20549-6009
                   (duplicating fee required)

 On the Internet:  www.sec.gov

FEES AND EXPENSES OF THE FUNDS

The fees and expenses of the Funds are similar.

The following table describes the various fees and expenses that you will bear from an investment in IEF or IGF.

---------------------------------------------------------------------- --------------- -------------- --------------------
                                                                                                       PRO FORMA COMBINED
                                                                             IEF            IGF              FUND(5)
---------------------------------------------------------------------- --------------- -------------- --------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------------------------------- --------------- -------------- --------------------
         Maximum Sales Charge (Load) Imposed on Purchases (as a            4.00%           4.00%             4.00%
         percentage of the offering price)
---------------------------------------------------------------------- --------------- -------------- --------------------
         Maximum Sales Charge (Load) Imposed on Reinvested                  None           None              None
         Distributions (as a percentage of amount redeemed)
---------------------------------------------------------------------- --------------- -------------- --------------------
         Maximum Deferred Sales Charge (Load) (as a percentage of         1.00%(1)       1.00%(1)            1.00%
         amount redeemed)
---------------------------------------------------------------------- --------------- -------------- --------------------
         Redemption Fee                                                     None           None              None
---------------------------------------------------------------------- --------------- -------------- --------------------
         Exchange Fee                                                       None           None
---------------------------------------------------------------------- --------------- -------------- --------------------

--------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (2)  (EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)
---------------------------------------------------------------------- --------------- -------------- --------------------
         Management Fees                                                   0.65%           0.65%             0.65%
---------------------------------------------------------------------- --------------- -------------- --------------------
         Distribution (12b-1) Fees                                          None           None              None
---------------------------------------------------------------------- --------------- -------------- --------------------
         Other Expenses                                                    0.79%           0.79%             0.76%
---------------------------------------------------------------------- --------------- -------------- --------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                      1.44%(3)         1.44%             1.41%
---------------------------------------------------------------------- --------------- -------------- --------------------
         Fee Waiver and Expense Reimbursement                                            0.34%(4)            0.32%
---------------------------------------------------------------------- --------------- -------------- --------------------
         Net Expenses                                                                      1.10%             1.10%
---------------------------------------------------------------------- --------------- -------------- --------------------

(1)      Applicable only on purchases of $1 million or more.
(2) Based on amounts incurred during a Fund's fiscal year ended (May 31, 1999 for IEF and March 31, 1999 for IGF) stated as a percentage of assets.
(3) Certain service providers voluntarily waived a portion of their fees and/or reimbursed certain expenses of IEF so that Total Annual Fund Operating Expenses did not exceed 1.10%. Fee waivers may be reduced or eliminated at any time.
(4) Based on contractual fee waivers and expense reimbursements that may increase after July 31, 2000.
(5) Pro Forma amounts based on combined net assets of IEF and IGF as if the Reorganization had occurred on November 30, 1999.






--------------------------------------------------------------------------------

EXAMPLES

The following are hypothetical examples intended to help you compare the cost of investing in the Funds. This example assumes that you invest $10,000 in a Fund for the time periods indicated, you pay the maximum sales charge and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% annual rate of return, that a Fund's operating expenses remain the same as stated in the above tables and that all dividends and distributions are reinvested.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

------------------------ ---------------------------- ------------------------------ ------------------------
                                                                                            PRO FORMA
                                     IEF                           IGF                    COMBINED FUND
------------------------ ---------------------------- ------------------------------ ------------------------
        1 year                      $541                          $541                        $538
------------------------ ---------------------------- ------------------------------ ------------------------
        3 years                     $837                          $837                        $828
------------------------ ---------------------------- ------------------------------ ------------------------
        5 years                    $1,155                        $1,155                      $1,140
------------------------ ---------------------------- ------------------------------ ------------------------
       10 years                    $2,055                        $2,055                      $2,023
------------------------ ---------------------------- ------------------------------ ------------------------

THE FUNDS AND THE TRUST

The Funds are separate series of the Trust, an open-end registered management investment company. The Trust is organized as a Delaware business trust. The Trust commenced operations on March 24, 1980 as a Maryland corporation and was reorganized as a Delaware business trust on January 5, 1996. The Trust has an unlimited number of authorized shares. Currently, there are 21 separate series of the Trust.

COMPARISON OF THE FUNDS

This Proxy Statement/Prospectus compares the key features and discusses the material differences between the Funds. You should pay particular attention to these comparisons. You should carefully consider the differences between the Funds in deciding whether or not to approve the Plan.

INVESTMENT ADVISERS

H.M. Payson & Co. ("Payson") is the adviser for IEF and Peoples Heritage Bank ("Peoples") is the subadviser for IEF. As of June 30, 1999, Payson had approximately $1.3 billion of assets under management. Peoples is a subsidiary of Peoples Heritage Financial Group, a multibank holding company. As of June 30, 1999, Peoples had approximately $1 billion of assets under management. Regardless of whether the Plan is approved by IGF shareholders, shareholders of IEF will be asked to approve a new advisory agreement with Peoples under which Peoples would serve as IEF's sole adviser. If the new advisory agreement is approved by IEF shareholders, Payson would no longer serve as adviser to IEF as of [________], 2000.

--------------------------------------------------------------------------------

Forum Investment Advisers, LLC ("FIA"), is the adviser for IGF. As of June 30, 1999, FIA had approximately $2.3 billion of assets under management. FIA and Peoples have entered into an agreement for Peoples to pay FIA five times the advisory fee revenues attributable to IGF shareholders who become IEF shareholders as a result of the Reorganization for FIA's role in arranging, facilitating and recommending the Reorganization.

INVESTMENT OBJECTIVES AND POLICIES

------------------ --------------------------------------------------------------- -------------------------------------
                                                IEF                                                IGF
------------------ --------------------------------------------------------------- -------------------------------------
Investment         Seeks to provide capital appreciation by investing primarily    Seeks long-term capital
Objective:         in the common stock of companies domiciled in the United        appreciation.
                   States.
------------------ --------------------------------------------------------------- -------------------------------------
Investment         Payson and Peoples (the "Advisers") identify economic sectors   IGF invests in companies that have
Policies:          and industries with a potential for above average rates of      above average growth potential or
                   growth for periods of five years or more.  The Advisers seek    value not fully reflected in their
                   companies that offer secular growth driven by factors such as   stock price.  IGF invests primarily
                   technological changes and demographics and avoid industries     all of its total assets in the
                   subject to heavy governmental regulation or dependence on       common stock of domestic companies
                   commodity pricing for growth.  Within these sectors or          with market capitalizations of $2
                   industries, the Advisers concentrate on companies with market   billion or more.
                   capitalizations exceeding $2 billion.  IEF does not normally invest in companies that would be termed "turnaround
                   situations" or in companies with a high exposure to cyclical changes in the economy.
------------------ --------------------------------------------------------------- -------------------------------------

PURCHASE REDEMPTION AND EXCHANGE PROCEDURES

The purchase, redemption and exchange procedures of the Funds are identical, as they are both series of the Trust.

DISTRIBUTIONS

IEF distributes its net investment income annually and capital gain at least annually. IGF distributes its net investment income quarterly and net capital gain at least annually. Normally, each Fund reinvests distributions in additional shares of the Fund unless a shareholder elects to receive distributions in cash.

TAX MATTERS

IEF and IGF expect to receive an opinion from Seward & Kissel LLP to the effect that the Reorganization will qualify for federal income tax purposes as a tax-free reorganization. If so, the shareholders of IGF would not recognize any gain or loss as a result of the transaction.

--------------------------------------------------------------------------------

                                INVESTMENT RISKS
GENERAL

The net asset value and total return of each Fund will fluctuate based upon changes in the value of their portfolio securities. The market value of securities in which each Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. There is no assurance that a Fund will achieve its investment objective. An investment in a Fund is not by itself a complete or balanced investment program.

IEF Risk

Because IEF primarily invests in common stock of growth companies, there is a risk that the earnings of these companies will not continue to grow at expected rates, thus causing the price of the stock to decline. There is also the risk that the market will not recognize the intrinsic value of a stock for an unexpectedly long time. The Advisers' judgment as to the growth potential of a stock may also prove to be wrong. A decline in investor demand for growth stocks may also adversely affect the value of these securities.

IGF Risk

Because the Funds pursue similar investment strategies, IGF has the same investment risks as IEF. IGF has additional risks due to investments in smaller companies. The smaller a company's market capitalization, the greater the potential for stock price fluctuations, increased volatility due to lower trading volume, less publicly available information and less liquidity.

                               THE REORGANIZATION

This section summarizes the important terms of the Plan. For further details, please refer to a copy of the form of Plan attached as Appendix A.

IEF has net assets of approximately $[__] million. IGF has net assets of approximately $[__] million. The net expenses of the Funds are the same, however, the performance of IEF has been better than IGF. At the meeting held on May 15, 2000, the Board approved the Plan and determined that the proposed Reorganization would be in the best interest of IEF, IGF and their shareholders. Before approving the Plan, the Board considered all relevant factors, including the relative expense ratios of the Funds, the superior performance of IEF, the tax-free nature of the Reorganization and the experience and resources of Payson and Peoples. Based upon this information, the Board recommends that the shareholders of IGF approve the Plan.

The Plan provides for IGF to transfer all of its assets and liabilities to IEF at the Effective Time (as defined in the Plan) of the Reorganization. In exchange for the transfer of assets and liabilities, IEF will issue a number of full and fractional shares of IEF to IGF equal in value to the net assets transferred to IEF in connection with the Reorganization. IGF will then
--------------------------------------------------------------------------------
distribute, in complete liquidation, pro rata to its shareholders of record all of the IEF shares received by IGF. IGF will then be terminated under Delaware law. Shareholders of IGF at the Effective Time of the Reorganization will receive IEF shares having the same aggregate value of IGF shares the shareholder owned immediately before the Reorganization. No front-end sales loads or contingent deferred sales charges will be imposed in connection with the Reorganization.

The Plan contains customary representations, warranties and conditions designed to ensure that the Reorganization is fair to IEF, IGF and their shareholders. The Plan provides that the consummation of the Reorganization is contingent upon, among other things: (i) approval of the Plan by IGF shareholders; and (ii) the receipt by IGF and IEF of a tax opinion to the effect that the Reorganization will be tax-free to IGF, IEF and the IGF shareholders. The Plan may be terminated if, on the Closing Date (as defined in the Plan), any of the applicable conditions have not been met or if the representations and warranties are not true, or if the Board determines that consummation of the Reorganization is not in the best interest of IGF or IEF. The Plan provides that the costs of the Reorganization will be borne by Forum Financial Group.

Upon completion of the Reorganization, IGF shareholders will have become shareholders of IEF and may purchase additional shares of IEF immediately after the Reorganization.

                             THE FUNDS AND THE TRUST

The Funds are both separate series of the Trust. IEF and IGF commenced investment operations in 1997. H.M. Payson & Co. and Peoples Heritage Bank are the advisers for IEF. Forum Investment Advisors, LLC is the adviser for IGF. Shareholders of IEF are being asked to approve a new advisory agreement with Peoples. If the new advisory agreement with Peoples is approved by IEF shareholders, as of [________], 2000, Peoples will be the sole investment adviser for IEF.

The Trust filed additional  information  about the Funds and the  Reorganization with the SEC as a separate  statement of additional  information  dated June 23,
2000 (the "SAI") that is incorporated by reference in this Proxy Statement/Prospectus. You may obtain the SAI without charge by calling or writing to Forum Shareholder Services, LLC, at the address and telephone number listed above.

The Trust is subject to certain informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith files reports and other information with the SEC. You may inspect and copy proxy material, reports, proxy and information statements and other information filed by the Trust at the public reference facilities maintained by the SEC in Washington, D.C. In addition, for a prescribed fee, you may obtain copies of such materials from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

--------------------------------------------------------------------------------

                             SECURITIES TO BE ISSUED

Because the Funds are separate series of the Trust and are governed by the same trust instrument, the Reorganization will not result in material differences in shareholder rights.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series ("Series"). The Board may also, without shareholder approval, divide the Series into two or more classes of shares ("Classes"). Each Fund offers only one Class. The Trust and each Series will continue indefinitely until terminated.

Each share of each Series and each Class has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately. Each Series or Class bears its own expenses related to its distribution of shares (and other expenses such as transfer agency, shareholder service and administration expenses). Generally, shares of a Series will be voted separately by individual Series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual Series; (2) the 1940 Act requires a Class vote; or (3) when the Board determines that the matter affects more than one Series and all affected Series must vote.

Delaware law does not require the Trust to hold annual meetings of shareholders, and generally, the Trust will hold shareholder meetings only when specifically required by federal or state law. Shareholders representing 10% or more of the Trust's (or Series') outstanding shares may, under the trust instrument, call meetings of the Trust (or Series) for any purpose related to the Trust (or Series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

There are no conversion or preemptive rights in connection with shares of the Trust. All shares are fully paid and non-assessable. A shareholder of a Series will receive a pro rata share of all distributions arising from that Series' assets and, upon redeeming shares, will receive the portion of the Series' net assets represented by the redeemed shares.

                            COMPARISON OF IGF AND IEF

INVESTMENT OBJECTIVES AND POLICIES

Investors Equity Fund

Payson and Peoples (the "Advisers") identify economic sectors and industries with a potential for above average rates of growth for periods of five years or more. The Advisers seek companies that offer secular growth driven by factors such as technological changes and demographics and avoid industries subject to heavy governmental regulation or dependence on commodity pricing for growth. Within these sectors or industries, the Advisers concentrate on companies with market capitalizations exceeding $2 billion.

--------------------------------------------------------------------------------

The Advisers use fundamental research to identify quality companies with histories of sustained profitability and leadership within their respective industries. The primary focus is on the core earnings power of the company and the ability to provide above average growth in revenues, earning and cash flow for a multi-year period.

IEF does not normally invest in companies that would be termed "turnaround situations" or in companies with a high exposure to cyclical changes in the economy. In addition to a company's financial strength and growth potential, the Advisers consider, among other things. The following factors when selecting a potential investment for the Fund:

     o the possession of a sustainable competitive advantage (such as a dominant technological position of a strong business franchise)
     o an ability to maintain a high gross operating margin relative to the competition
     o    a strong, experienced management team

The Advisers monitor the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. The Advisers may sell a stock:

     o if there has been a sustained deterioration in the fundamentals of a company
     o    if a more attractive investment is found
     o    to maintain appropriate diversification with the Fund's portfolio

Investors Growth Fund

FIA may invest in companies that have above average growth potential or value not fully reflected in their stock price. FIA uses fundamental analysis, valuation measures such as price/earnings ratios and price/cash flow ratios and technical analysis to determine those companies whose shares are attractive for purchase. In evaluating companies, FIA considers a company's:

     o    historical growth rate and return on capital
     o    expected future growth rate and return on capital
     o    financial condition
     o    industry and competitive position in the industry
     o    management quality

FIA constantly monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. FIA may sell a stock if:

     o a more attractively priced stock is found or if funds are needed for other purposes
     o    the underlying company experiences negative internal developments
     o    the underlying company experiences a decline in financial condition
     o the underlying company experiences a significant erosion in profitability, earnings or cash flow
--------------------------------------------------------------------------------

     o    the security is overvalued compared to its fundamentals
     o    it is oversized compared to other holdings

IGF invests primarily all of its total assets in the common stock of domestic companies with market capitalizations of $2 billion or more that possess above average growth potential or that possess value not yet fully reflected in the stock's price. Although common stock often gives the owner the right to vote on measures affecting the company's organization and operations, the Fund does not intend to exercise control over the management of the companies in which it invests. Common stocks have a history of long-term growth in value, but their prices tend to fluctuate over the short term.

MANAGEMENT

The Funds are two separate series of the Trust, an open-end, management investment company. The business of the Trust and each Fund is managed under the direction of the Board. The Board formulates the general policies of the Funds and meets periodically to review the Funds' performance, monitor investment activities and practices and discuss other matters affecting the Funds. Additional information regarding the Board, and the Trust's executive officers, may be found in the SAI.

IEF's Advisers

IEF's adviser is H.M. Payson & Co., One Portland Square, P.O. Box 31, Portland, Maine 04112. Payson was founded in 1954 and incorporated in Maine in 1987, making it one of the oldest investment firms in the United States operating under its original name. As of June 30, 1999, Payson had approximately $1.3 billion of assets under management.

People Heritage Bank, One Portland Square, Portland, Maine 04101, serves as investment subadviser to the Fund. Peoples is a subsidiary of Peoples Heritage Financial Group, a multi-bank holding company. Peoples has provided investment advisory and management services to clients for 5 years. As of June 30, 1999, Peoples had approximately $1 billion of assets under management.

Subject to the general control of the Board, the Advisers make investment decisions for the Fund. For its services, Payson receives an advisory fee at an annual rate of 0.65% of the average daily net assets of the Fund. For the fiscal year ended May 31, 1999, Payson waived a portion of its fee and only received an advisory fee of 0.31% of the Fund's average daily net assets. Pursuant to an investment subadvisory agreement, Payson pays Peoples an investment subadvisory fee at an annual rate of 0.25% of the average daily net assets of the Fund. Because this fee is paid by Payson, it does not increase the fees paid by the shareholders of the Fund.

Shareholders of IEF will be asked to approve a new advisory agreement with Peoples under which Peoples would serve as the Fund's sole adviser. If the new advisory agreement were approved by IEF shareholders, Payson would no longer serve as adviser to IEF as of [________], 2000.

--------------------------------------------------------------------------------

William N. Weickert, Jr., Dana R. Mitiguy, and Jonathan W. White are responsible for the day-to-day management of the Fund. Each of them is a Chartered Financial Analyst. Each portfolio manager's business experience is as follows:

WILLIAM N. WEICKERT, JR. - Director, Equity and Fixed Income Research Analyst of Payson and responsible for the day-to-day management of the Fund since its inception in December 1997. Mr. Weickert has 17 years of experience in the investment industry and has been associated with Payson since 1989.

DANA R. MITIGUY - Chief Investment Officer of Peoples and responsible for the day-to-day management of the Fund since its inception in December 1997. Mr. Mitiguy has 15 years of experience in the investment industry and has been associated with Peoples since 1995. Prior to his association with Peoples, Mr. Mitiguy was a Vice President at Key Trust of Maine.

JONATHAN W. WHITE - Member of the Peoples Heritage Bank Investment Committee and Chief Investment Officer for the Bank of New Hampshire (a subsidiary of Peoples Heritage Financial Group) and responsible for the day-to-day management of the Fund since its inception in December 1997. Mr. White has over 25 years of experience in the investment industry and has been associated with the Bank of New Hampshire since 1974.

IGF's Adviser

IGF's Adviser is Forum Investment Advisors, LLC ("FIA"), Two Portland Square, Portland, Maine 04101. FIA is a privately owned company controlled by John Y. Keffer, who is Chairman of the Board of the Trust. As of June 30, 1999, FIA had approximately $2.3 billion of assets under management.

Subject to the general control of the Board, FIA makes investment decisions for the Fund. For its services, the Fund paid FIA an advisory fee of 0.65% of the average daily net assets of the Fund during its most recent fiscal year.

MARK D. KAPLAN - Portfolio Manager of FIA, has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception on December 12, 1997. Mr. Kaplan has over 15 years of experience in the investment industry and, prior to his association with FIA in September 1995, was Managing Director and Director of Research at H.M. Payson & Co. Mr. Kaplan is a Chartered Financial Analysis.

DISTRIBUTIONS

IEF distributes its net investment income annually and net capital gain at least annually. IGF distributes its net investment income quarterly and net capital gain at least annually. Normally, a Fund reinvests distributions in additional shares of the Fund unless a shareholder elects to receive distributions in cash.

--------------------------------------------------------------------------------

For each Fund all distributions are reinvested in additional shares, unless a shareholder elects to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. For each Fund, shares become entitled to receive distributions on the day after the shares are issued.

FEDERAL INCOME TAX STATUS

The Funds have similar tax treatment. Each Fund intends to qualify each fiscal year to be taxed as a regulated investment company (a "RIC") under the Code. As a RIC, a Fund generally will not be liable for federal income taxes on the net investment income and capital gain distributed to its shareholders. Each Fund intends to distribute all of its net income and net capital gains each year. Accordingly, neither Fund should be subject to federal income and excise taxes.

A Fund's distributions of net income (or short-term capital gain) are taxable to shareholders as ordinary income. A Fund's distributions of long-term capital gain are taxable to shareholders as long-term capital gain.

Fund distributions are taxable to shareholders even if they are invested in additional shares. A Fund will send its shareholders information about the income tax status of distributions paid during the year after the close of the year.

Distributions reduce the net asset value of the Funds' shares by the amount of the distribution. A distribution made shortly after the purchase of shares, although in effect a return of capital, will be taxable as described above.

Capital gain or loss may result when you sell or exchange your shares. The amount of this gain or loss is the difference between the amount paid for the shares and the value of the shares upon redemption. If you hold Fund shares for six months or less and during that period receive a distribution of net long-term capital gains, any loss realized on the sale of your shares during that six-month period would be deemed a long-term capital loss to the extent of the amount of the distribution.

Fund shareholders that are not U.S. citizens or residents and that are not considered to be engaged in a U.S. trade or business under the Code generally will be subject to withholding tax at a 30% rate on distributions of the Fund's net income, which include short-term capital gains. This rate may be reduced under an applicable income tax treaty. Long-term capital gains distributions by a fund generally will not be subject to withholding tax for such shareholders.

CAPITALIZATION

The following table sets forth as of June 16, 2000 (i) the capitalization of IEF, (ii) the capitalization of IEF and IGF, and (iii) the pro forma combined capitalization of IEF assuming that the Plan is approved and the Reorganization is consummated.

--------------------------------------------------------------------------------

                                         IEF                  IGF                PRO FORMA COMBINED FUND
NET ASSETS........................
NET ASSET VALUE PER SHARE.........
SHARES OUTSTANDING................

                               VOTING INFORMATION

This Proxy Statement/Prospectus is being furnished by the Board in connection with the solicitation of proxies for the special meeting of shareholders. Solicitation of proxies will be primarily by mail. Officers and service contractors of the Trust may also solicit proxies by telephone, facsimile, Internet, or in person. The costs of solicitation will be borne by Forum Financial Group.

Each share of IGF is entitled to one vote. Approval of the Plan requires the lesser of (a) 67% or more of the voting shares present at the meeting, if the holders of more than 50% of the outstanding voting shares of IGF are present or represented by proxy; or (b) more than 50% of the outstanding voting shares of IGF.

Please use the Proxy card enclosed with the Proxy Statement/Prospectus (the "Proxy Card") to vote on the Reorganization. You should complete the Proxy Card by:

     (1) Indicating whether you vote "FOR", "AGAINST", or "ABSTAIN" from voting on the Reorganization by checking the appropriate box on the Proxy Card;

     (2)  Signing and dating the Proxy Card; and

     (3)  Returning it to [________] in the enclosed postage-paid envelope.

To change a vote after returning a Proxy Card you must provide [________] with a "Revocation Letter" that:

     (1)  Identifies yourself;

     (2) States that as shareholder of IGF, you revoke your prior decisions as set forth in the previously returned Proxy Card;

     (3) Indicates your approval, disapproval or abstention from voting on the Reorganization.

[________] must receive your Proxy Card or Revocation Letter on or before July 25, 2000. If you do not return your Proxy Card by that date or you abstain from voting, you will be treated as having voted "AGAINST" the Reorganization.

It is not anticipated that any matters other than the approval of the Plan will be brought before the meeting. Should other business be brought before the meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as proxies. If sufficient
--------------------------------------------------------------------------------
votes in favor of approving the Plan are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a reasonable period of time to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote "FOR" adjournment those proxies required to be voted "FOR" the approval of the proposal. The persons named as proxies will vote "AGAINST" adjournment those proxies required to be voted "AGAINST" the proposal. The costs of any additional solicitation and of any adjourned session will be by Forum Financial Group.

                                OTHER INFORMATION

INTERESTED PERSONS

Mr. John Y. Keffer, as chairman and president of the Trust and controlling person of certain of the service providers of each Fund, may have a material interest in the Reorganization to the extent that the service providers receive for their services fees paid out of the assets of the Funds.

RECORD DATES

Only shareholders of record of IGF at the close of business on June 16, 2000 (the "Record Date") are entitled to notice of and to vote at the meeting and any postponement or adjournment thereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, the officers and Trustees of the Trust as a group, beneficially owned less than 1% of the outstanding shares of IGF. As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of IGF:

   Name and Address                                     Percentage Ownership



OTHER SERVICE PROVIDERS

The Forum Financial Group ("Forum") of companies provides services to the Funds. As of March 31, 1999, Forum provided administration and distribution services to investment companies and collective investment funds with assets of approximately $53 billion.



--------------------------------------------------------------------------------

Forum Fund Services, LLC, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., is the distributor (principal underwriter) of the Funds' shares. The distributor acts as the agent of the Trust in connection with the offering of the Funds' shares. The distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of the Funds' shares.

Forum Administrative Services, LLC provides administrative services to the Funds, Forum Accounting Services, LLC is the Funds' accountant, Forum Shareholder Services, LLC ("Transfer Agent") is the Funds' transfer agent and Forum Trust LLC is the Funds' custodian.

LEGAL MATTERS

Seward & Kissel LLP serves as counsel for the Trust. Seward & Kissel LLP does not represent Payson or Peoples or the Funds' shareholders regarding the Reorganization or any related transaction.

FUND EXPENSES

The Funds pay for all of their expenses. Each Fund's expenses are comprised of expenses attributable to the particular Fund as well as expenses not attributable to any particular Fund that are allocated among the various series of the Trust. The advisers or other service providers may voluntarily waive all or any portion of their fees and/or reimburse certain expenses of a Fund. Any fee waiver or expense reimbursement would have the effect of increasing a Fund's performance for the period during which the waiver or reimbursement was in effect and may not be recouped at a later date.

Certain service providers have undertaken to waive a portion of their fees and/or reimburse certain expenses of each Fund in order to limit the Funds' expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 1.10% or less of the average daily net assets of IEF and IGF.

HOW TO CONTACT THE FUNDS

Write to us at:
                  Forum Shareholder Services, LLC
                  P.O. Box 446
                  Two Portland Square
                  Portland, Maine 04112

Telephone us at:
                  (800) 943-6786 (toll free)
                  (207) 879-0001



--------------------------------------------------------------------------------

Wire investments (or ACH payments) to us at:

                  Bankers Trust Company
                  New York, New York
                  ABA #021001033

         For Credit to:

                  Forum Shareholder Services, LLC
                  Account # 01-465-547
                  Re: (Name of Your Fund)

                  (Your Name)
                  (Your Account Number)
                  (Your Social Security number or tax identification number)

GENERAL INFORMATION

You may purchase or sell (redeem) shares of a Fund at the net asset value of a share ("NAV") plus any applicable sales charge (minus any applicable charge in the case of redemptions) next calculated after the transfer agent receives your request in proper form. For instance, if the transfer agent receives your purchase request in proper form after 4 p.m., Eastern time, your transaction will be priced at the next day's NAV plus the applicable sales charge. The Funds cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Funds do not issue share certificates.

If you purchase shares directly from a Fund you will receive monthly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

The Funds reserve the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

WHEN AND HOW NAV IS DETERMINED

Each Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. The time at which NAV is calculated may change in case of an emergency. A Fund's NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result by the number of shares outstanding. A Fund values securities for which market quotations are readily available at current market value. If market quotations are not readily available, then a Fund values securities at estimated fair value under procedures adopted by the Board.

--------------------------------------------------------------------------------

TRANSACTIONS THROUGH THIRD PARTIES

If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of the Funds. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for further information.

TAXES

Each Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise tax.

The Funds' distributions of net income (or short-term capital gains) are taxable to you as ordinary income. The Funds' distributions of long-term capital gains are taxable to you as long-term capital gains. The Funds' distributions also may be subject to certain state and local taxes.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution. The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

The Funds will send you information about the income tax status of distributions paid during the year shortly after December 31 of each year.

For further information about the tax effects of investing in a Fund, please see the SAI and consult your tax adviser.




--------------------------------------------------------------------------------

Exhibit A - Agreement and Plan of Reorganization

                                  AGREEMENT AND

                                     PLAN OF

                                 REORGANIZATION



                                      As of
                                 ________, 2000

         This AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made as of this __ day of _____, 2000, by and between Investors Growth Fund (the "Target") and Investors Equity Fund (the "Acquiring Fund"), each a separate series of Forum Funds (the "Trust"), a Delaware business trust.

         WHEREAS, the Trust is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the parties desire that the Acquiring Fund acquire the assets and assume the liabilities of the Target in exchange for shares of equal value of the Acquiring Fund and the distribution of the shares of the Acquiring Fund to the shareholders of the Target in connection with the dissolution and liquidation of the Target (the "Reorganization"); and

         WHEREAS, the parties intend that the Reorganization qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that the Acquiring Fund and the Target each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization;

         NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

1.       Definitions.

                  The following terms shall have the following meanings:

----------------------------------------------------------------------------------------------------------------------
1933 Act............................    The Securities Act of 1933, as amended.
----------------------------------------------------------------------------------------------------------------------

--------------------------------------- ------------------------------------------------------------------------------
1934 Act............................    The Securities Exchange Act of 1934, as amended.
--------------------------------------- ------------------------------------------------------------------------------

--------------------------------------- ------------------------------------------------------------------------------
Assets..............................    All property and assets of any kind and all interests, rights, privileges and powers of or attributable to the Target whether or not determinable at the Effective Time and wherever located.  Assets include all cash, cash equivalents, securities, claims (whether absolute or contingent, Known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by the
                                        Target and any deferred or prepaid expense shown as an asset on the Target's books.
--------------------------------------- ------------------------------------------------------------------------------

--------------------------------------- ------------------------------------------------------------------------------
Assets List.........................    A list of securities and other Assets and Known Liabilities of or attributable to the Target.
--------------------------------------- ------------------------------------------------------------------------------
--------------------------------------- ------------------------------------------------------------------------------

--------------------------------------- ------------------------------------------------------------------------------
Closing Date........................    July 28, 2000, or such other date as the parties may agree to in writing.
--------------------------------------- ------------------------------------------------------------------------------

--------------------------------------- ------------------------------------------------------------------------------
Effective Time......................    9:00 a.m. Eastern time on the business day following the Closing Date, or such other time as the parties may agree to in writing.
--------------------------------------- ------------------------------------------------------------------------------

--------------------------------------- ------------------------------------------------------------------------------
Fund................................    The Acquiring Fund or the Target as the context may require.
--------------------------------------- ------------------------------------------------------------------------------

--------------------------------------- ------------------------------------------------------------------------------
HSR Act.............................    The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
--------------------------------------- ------------------------------------------------------------------------------

--------------------------------------- ------------------------------------------------------------------------------
Know, Known or Knowledge............    Known after reasonable inquiry.
--------------------------------------- ------------------------------------------------------------------------------

--------------------------------------- ------------------------------------------------------------------------------
Liabilities.........................    All liabilities of, allocated or attributable to the Target whether Known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.
--------------------------------------- ------------------------------------------------------------------------------

--------------------------------------- ------------------------------------------------------------------------------
N-14 Registration Statement.........    The Registration Statement Form N-14 under the 1933 Act that will register the shares of the Acquiring Fund to be issued in the Reorganization and which includes the proxy materials necessary for the shareholders of the
                                        Target to approve the Reorganization.
--------------------------------------- ------------------------------------------------------------------------------

--------------------------------------- ------------------------------------------------------------------------------
Material Agreements.................    The agreements set forth in Schedule A as it may be amended.
--------------------------------------- ------------------------------------------------------------------------------

--------------------------------------- ------------------------------------------------------------------------------
Reorganization Documents............    Such bills of sale, assignments and other instruments as the Trust deems desirable  for the Target to transfer to
                                        the  Acquiring  Fund all right and title
                                        to and interest in the  Target's  Assets
                                        and for the Acquiring Fund to assume the
                                        Target's Liabilities.
--------------------------------------- ------------------------------------------------------------------------------

--------------------------------------- ------------------------------------------------------------------------------
Schedule A..........................    Schedule A to this Plan.
--------------------------------------- ------------------------------------------------------------------------------

--------------------------------------- ------------------------------------------------------------------------------
Schedule B..........................    Schedule B to this Plan.
--------------------------------------- ------------------------------------------------------------------------------

--------------------------------------- ------------------------------------------------------------------------------
Target Financial Statements.........    The audited financial statements of the Target for its most recently completed fiscal year and, if applicable, the unaudited financial statements of the Target for its most recently completed semi-annual period.
--------------------------------------- ------------------------------------------------------------------------------





--------------------------------------- ------------------------------------------------------------------------------
Valuation Time......................    The time on the Closing Date, the business day immediately preceding the
                                        Closing Date if the Closing Date is not a business day or such other date as the parties may agree to in writing, that the Trust determines the net asset value of the shares of the Acquiring Fund and determines the net value of the Assets of or attributable to the Target.  Unless otherwise agreed to in writing, the Valuation Time shall be at the time of day then set forth in the Acquiring Fund's and Target's Registration Statement on Form N-1A as the
                                        time of day at which net asset value is calculated.
--------------------------------------- ------------------------------------------------------------------------------

         2.     Regulatory Filings and Shareholder Action.

                (a) The Trust, on behalf of the Acquiring Fund, shall promptly prepare and file the N-14 Registration Statement with the SEC. The Trust also shall make any other appropriate filings including, without limitation, filings with state or foreign securities regulatory authorities.

                (b) The parties shall seek an order of the SEC, if appropriate, providing them with any necessary relief from Section 17 of the 1940 Act to permit them to consummate the transactions contemplated by this Plan.

                (c) As soon as practicable after the effective date of the N-14 Registration Statement the Trust shall hold a Target shareholder meeting to consider and approve this Plan, the Reorganization and such other matters as the Board of Trustees of the Trust may determine.

         3. Transfer of Target Assets. The Target shall take the following steps with respect to the Reorganization:

                (a) On or prior to the Closing Date, the Target shall endeavor to pay or make reasonable provision to pay out of the Target's Assets all of the Liabilities, expenses, costs and charges of or attributable to the Target that are Known to the Target and that are due and payable as of the Closing Date.

                (b) At the Effective Time, the Target shall assign, transfer, deliver and convey all of the Target's Assets to the Acquiring Fund, subject to all of the Target's Liabilities. The Acquiring Fund, shall then accept the Target's Assets and assume the Target's Liabilities such that at and after the Effective Time (i) all of the Target's Assets at or after the Effective Time shall become and be the Assets of the Acquiring Fund and (ii) all of the Target's Liabilities at the Effective Time shall attach to the Acquiring Fund, enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

                (c) Within a reasonable time prior to the Closing Date, the Target shall provide, if requested, the Target's Assets List to the Acquiring Fund. The parties agree that the Target may sell any asset on the Assets List prior to the Effective Time. After the Target provides the Assets List, the

Target will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on the Assets List, without the prior written approval of the Acquiring Fund. Within a reasonable time after receipt of the Assets List and prior to the Closing Date, the Acquiring Fund will advise the Target in writing of any investments shown on the Assets List that the Acquiring Fund has determined to be inconsistent with the investment objective, policies and restrictions of the Acquiring Fund. The Target will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Target's investment objectives, policies and restrictions. In addition, if the Acquiring Fund determines that, as a result of the Reorganization, the Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Fund, the Acquiring Fund will advise the Target in writing of any such limitation and the Target shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Target's investment objectives, policies and restrictions.

                (d) The Target shall assign, transfer, deliver and convey its Assets to the Acquiring Fund at the Effective Time on the following bases:

                      (1) In exchange for the transfer of the Assets, the Acquiring Fund shall simultaneously issue and deliver to the Target full and fractional shares of beneficial interest of the Acquiring Fund. The Acquiring Fund shall determine the number of shares of the Acquiring Fund to issue by dividing the net value of the Assets of the Target by the net asset value of one Acquiring Fund share. Based on this calculation, the Acquiring Fund shall issue shares of beneficial interest of the Acquiring Fund with an aggregate net asset value equal to the net value of the Assets of the Target.

                      (2) The parties shall determine the net asset value of the Acquiring Fund shares to be delivered, and the net value of the Assets to be conveyed, as of the Valuation Time substantially in accordance with the Trust's current valuation procedures. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

                      (3) The Target shall transfer the Assets with good and marketable title to the custodian for the account of the Acquiring Fund. The Target shall transfer all cash in the form of immediately available funds payable to the order of the Acquiring Fund's custodian for the account of the Acquiring Fund. The Target shall transfer any Assets that were not transferred to the Acquiring Fund's custodian at the Effective Time to the Acquiring Fund's custodian at the earliest practicable date thereafter.

                (e) Promptly after the Closing Date, the Target will deliver to the Acquiring Fund a Statement of Assets and Liabilities of the Target as of the Closing Date.

         4. Dissolution and Liquidation of the Target, Registration of Shares and Access to Records. The Target and the Acquiring Fund also shall take the following steps:

                (a) At or as soon as reasonably practical after the Effective Time, the Target shall dissolve and liquidate by transferring to shareholders of record of the Target full and fractional shares of beneficial interest of the Acquiring Fund equal in value to the shares of the Target held by the shareholder. Each shareholder also shall have the right to receive any unpaid dividends or other distributions that the Target declared with respect to the shareholder's shares before the Effective Time. The Acquiring Fund shall record on its books the ownership by the shareholders of the Acquiring Fund shares; the Target shall simultaneously redeem and cancel on its books all of its issued and outstanding shares. The Target shall then wind up its affairs and take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time and in accordance with all applicable laws and regulations.

                (b) If a former Target shareholder requests a change in the registration of the shareholder's Acquiring Fund shares to a person other than the shareholder, the Acquiring Fund shall require the shareholder to (i) furnish the Acquiring Fund an instrument of transfer properly endorsed, accompanied by any required signature guarantees and otherwise in proper form for transfer; ((ii) if any of the shares are outstanding in certificate form, deliver to the Acquiring Fund the certificate representing such shares; and) (iii) pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of the Acquiring Fund that such tax has been paid or does not apply.

                (c) At and after the Closing Date, the Target shall provide the Acquiring Fund and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Target shareholders and the number and percentage ownership of the outstanding shares of the Target owned by each shareholder as of the Effective Time and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Target shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Target shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Target as required by Section 31 of and Rules 31a-1 and 31a-2 under the 1940 Act.

         5. Certain Representations, Warranties and Agreements of the Target. The Target represents and warrants to, and agrees with, the Acquiring Fund as follows:

                (a) The Trust is a business trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of Trustees of the Trust duly established and designated the Target as a series of the Trust. The Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

                (b) On behalf of the Target, the Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and described in its currently effective Registration Statement on Form N-1A, to enter into this Plan and to consummate the transactions contemplated herein.

                (c) The Board of Trustees of the Trust has duly authorized the execution and delivery of the Plan and the transactions contemplated herein. Duly authorized officers of the Trust have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and, subject to the approval of shareholders referred to in Section 2, the consummation of the transactions contemplated by this Plan will not, violate the Trust's Amended and Restated Trust Instrument or By-Laws or any Material Agreement. Except for the approval of Target shareholders, the Target does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein.

                (d) The Target has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and qualifies and shall continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

                (e) The materials included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to shareholders, at the time of the Target shareholder meeting and at the Effective Time of the Reorganization, insofar as they relate to the Trust and the Target: (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder and state securities laws and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

                (f) The Trust has duly authorized and validly issued all of the issued and outstanding shares of the Target and all of the shares are validly outstanding, fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any Target shares, nor are there any securities convertible into Target shares.

                (g) The Target shall operate its business in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the Reorganization.

                (h) At the Effective Time, the Target will have good and marketable title to its Assets and full right, power and authority to assign, transfer, deliver and convey such Assets.

                (i) At the Closing Date, the Target Financial Statements, copies of which have been previously delivered to the Acquiring Fund, fairly present the financial position of the Target as of the Target's most recent fiscal year-end and the results of the Target's operations and changes in its net Assets for the periods indicated. The Target Financial Statements are in accordance with generally accepted accounting principles consistently applied.

                (j) To the Knowledge of the Target it has no Liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in the Target Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the Assets List required by Section 3(c) of this Plan.

                (k) Other than the claims, actions, suits, investigations or proceedings set forth on Schedule B, the Target does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against it or its Assets or businesses. The Target does not Know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against it. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts, provided all required performance disclosures have been made. Other than the orders, decrees or judgments set forth on Schedule B, the Target is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or Assets or its ability to consummate the transactions contemplated by the Plan.

                (l) Except for contracts, agreements, franchises, licenses or permits entered into or granted in the ordinary course of its business or listed in Schedule A, in each case under which no material default exists, the Target is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

                (m) The Trust has filed the federal income tax returns of the Target, copies of which have been previously delivered to the Acquiring Fund, for all taxable years to and including the Target's most recent taxable year, and has paid all taxes payable pursuant to such returns. No such return is currently under audit and no assessment has been asserted with respect to such returns.

                (n) Since the date of the Target Financial Statements, there has been no material adverse change in the financial condition, results of operations, business, properties or Assets of the Target. For all purposes under this Plan, investment underperformance, negative investment performance and/or investor redemptions shall not be considered material adverse changes, provided all required performance disclosures have been made.

                6. Certain Representations, Warranties and Agreements of the Acquiring Fund. The Acquiring Fund, represents and warrants to, and agrees with the Target as follows:

                (a) The Trust is a business trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of Trustees of the Trust duly established and designated the Acquiring Fund as a series of the Trust. The Trust is registered with the SEC as an open-end management investment company under the 1940 Act.

                (b) On behalf of the Acquiring Fund, the Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as described in its Registration Statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

                (c) The Board of Trustees of the Trust has duly authorized execution and delivery of the Plan and the transactions contemplated herein. Duly authorized officers of the Trust have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Declaration of Trust of the Trust or any Material Agreement. The Acquiring Fund does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

                (d) The Acquiring Fund shall qualify as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of its current taxable year.

                (e) The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to shareholders, at the time of the shareholder meeting and at the Effective Time, insofar as it relates to the Trust and the Acquiring Fund: (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder and state securities laws and
(ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

                (f) The Trust shall duly authorize the Acquiring Fund shares to be issued and delivered to the Target as of the Effective Time. When issued and delivered, the Acquiring Fund shares shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor are there any securities convertible into Acquiring Fund shares.

                (g) The Acquiring Fund does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against it or its Assets or businesses. There are no facts that the Acquiring Fund currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against it. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or Assets or its ability to consummate the transactions contemplated herein.

                (h) Except for contracts, agreements, franchises, licenses or permits entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

         7. Conditions to the Target's Obligations. The obligations of the Target with respect to the Reorganization shall be subject to the following conditions precedent:

                (a)  The   Target's   shareholders   shall  have   approved  the
Reorganization in the manner required by the Amended and Restated Trust Instrument of the Trust and applicable law.

                (b) The Acquiring Fund shall have duly executed and delivered the applicable Reorganization Documents to the Target.

                (c) The Acquiring Fund shall have delivered to the Target a certificate dated as of the Closing Date and executed in its name by the Secretary or Assistant Secretary of the Trust, in a form reasonably satisfactory to the Target, stating that the representations and warranties of the Acquiring Fund in this Plan that apply to the Reorganization are true and correct in all material respects at and as of the Valuation Time, that it has approved the Target's Assets as being consistent with its investment objectives, policies and restrictions and that the Target's Assets may otherwise be lawfully acquired by the Acquiring Fund.

                (d) The Target shall have received an opinion of Seward & Kissel LLP, as counsel to the Acquiring Fund, in form and substance reasonably satisfactory to the Target and dated as of the Closing Date, substantially to the effect that:

                      (1) The Trust is a business trust duly created, validly existing and in good standing under the laws of the State of Delaware and is an open-end, management investment company registered under the 1940 Act;

                      (2) The Plan has been duly authorized, executed and delivered by the Acquiring Fund, and assuming due authorization, execution, and delivery of this Plan by the Trust on behalf of the Target, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

                      (3) the shares of the Acquiring Fund to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by the Trust;

                      (4) the execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate the Declaration of Trust of the Trust or any Material Agreement to which the Acquiring Fund is a party or by which it is bound; and

                      (5) to the Knowledge of such counsel, no consent,approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the Reorganization or for the execution and delivery of the Acquiring Fund's Reorganization Documents, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws, the HSR Act or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquiring Fund.

           In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "Knowledge" and related terms to mean the Knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and
(v) rely on certificates of officers or trustees of the Trust.

                (e) The Target shall have received an opinion of Seward & Kissel LLP with respect to the tax matters specified in Subsection 8(e) addressed to the Target and the Acquiring Fund in form and substance reasonably satisfactory to them, and dated as of the Closing Date.

                (f) The Trust shall have received (i) a memorandum addressed to the Target in form and substance reasonably satisfactory to them, prepared by Seward & Kissel LLP concerning compliance with each relevant jurisdiction's securities laws in connection with the Acquiring Fund's issuance of shares, and
(ii) assurance reasonably satisfactory to it that all necessary steps have been taken under all relevant jurisdictions' securities laws to consummate the Reorganization.

                (g) The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquiring Fund's shares and the SEC shall not have instituted or, to the Knowledge of the Acquiring Fund, contemplated instituting, any stop order suspending the effectiveness of the N-14 Registration Statement.

                (h) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Reorganization.

                (i) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.

                (j) The Acquiring Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Effective Time.

                (k) The Target shall have received from the Acquiring Fund a duly executed instrument whereby the Acquiring Fund assumes all of the Liabilities of or attributable to the Target.

                (l) The Target shall have received a letter dated as of the Closing Date from [KPMG LLP] addressed to the Target and the Acquiring Fund in form and substance reasonably satisfactory to them to the effect that on the basis of limited procedures as agreed to by them and described in such letter (but not an examination in accordance with generally accepted auditing standards):

                      (1) nothing came to their attention that caused them to believe that the relevant unaudited pro forma financial statements included in the N-14 Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the relevant pro forma adjustments have not properly been applied to the historical amounts in the compilation of those amounts;

                      (2) the data used in the calculation of the current and pro forma expense ratios of the Target Fund and the Acquiring Fund appearing in the N-14 Registration Statement, including the proxy materials, agree with the underlying accounting records of the Target and the Acquiring Fund, as appropriate, or with written estimates provided by officers of the Trust having responsibility for financial and reporting matters; and

                      (3) the information relating to the Acquiring Fund and the Target appearing in the N-14 Registration Statement that is expressed in dollars or percentages of dollars has been obtained from the accounting records of the Acquiring Fund or the Target, as appropriate, or from schedules prepared by officers of the Trust having responsibility for financial and reporting matters and such information is in agreement with such records or schedules or with computations made therefrom.

                (m) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.

                (n) The parties shall have received any necessary order of the SEC exempting the parties from the prohibitions of Section 17 of the 1940 Act or any similar relief necessary to permit the Reorganization.

                (o) The parties shall have received a certificate from Forum Financial Group stating that it will pay all of the expenses incurred by the Target and the Acquiring Fund in connection with the Reorganization.

         8. Conditions to the Acquiring Fund Obligations. The obligations of the Acquiring Fund with respect to the Reorganization shall be subject to the following conditions precedent:

                (a) The   Target's   shareholders   shall   have   approved  the
Reorganization in the manner required by the Trust Instrument of the Trust and applicable law.

                (b) The Target shall have duly executed and delivered the Target's applicable Reorganization Documents to the Acquiring Fund.

                (c) The Target shall have delivered to the Acquiring Fund a certificate dated as of the Closing Date and executed in its name by the Trust's Secretary or Assistant Secretary, in a form reasonably satisfactory to the Acquiring Fund, stating that the representations and warranties of the Target in this Plan that apply to the Reorganization are true and correct in all material respects at and as of the Valuation Time.

                (d) The Acquiring Fund shall have received an opinion of Seward & Kissel LLP, as counsel to the Target, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, substantially to the effect that:

                      (1) The Trust is a business trust duly created, validly existing and in good standing under the laws of the State of Delaware and is an open-end, management investment company registered under the 1940 Act;

                      (2) this Plan has been duly authorized, executed and delivered by the Target and, assuming due authorization, execution and delivery of this Plan by the Acquiring Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

                      (3) the execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate the Trust Instrument or By-Laws of the Trust or any Material Agreement to which the Target is a party or by which it is bound; and

                      (4) to the Knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target of the Reorganization or the execution and delivery of the Target's Reorganization Documents, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws, the HSR Act or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Target.

In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "Knowledge" and related terms to mean the Knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or trustees of the Trust.

                (e) The Acquiring Fund shall have received an opinion of Seward & Kissel LLP addressed to the Target and the Acquiring Fund in form and substance reasonably satisfactory to them, based upon representations made in certificates provided by them, their affiliates and/or principal shareholders and dated as of the Closing Date, substantially to the effect that, for federal income tax purposes:

(1)     The  Reorganization  will  constitute  a  "reorganization"   within  the
        meaning of Code Section 368(a). The Acquiring Fund and the Target each will be a "party to a reorganization." Code Section 368(b).

(2) The Target shareholders will recognize no gain or loss on their receipt of voting shares of the Acquiring Fund in exchange for their voting shares of the Target pursuant to the Reorganization. Code Section 354(a)(1).

(3) The Target will not recognize gain or loss on the transfer of all of its assets to the Acquiring Fund solely in exchange for voting shares of the Acquiring Fund and the assumption by the Acquiring Fund of Target liabilities pursuant to the Reorganization. Code Sections 357(a) and 361(a).

(4) The Target will not recognize gain or loss on its distribution of voting shares of the Acquiring Fund to its shareholders pursuant to the liquidation of the Target. Code Section 361(c).

(5) The Acquiring Fund will not recognize gain or loss on its acquisition of all of the assets of the Target solely in exchange for voting shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Target's liabilities. Code Section 1032(a).

(6) The aggregate tax basis of the voting shares of the Acquiring Fund received by each of the Target's shareholders pursuant to the Reorganization will equal the aggregate tax basis of the voting shares of the Target surrendered in exchange therefor. Code Section 358(a)(1).

(7) The holding period of the voting shares of the Acquiring Fund received by each of the Target's shareholders pursuant to the Reorganization will include the period that the shareholder held the voting shares of the Target exchanged therefor, provided that the shareholder held such shares as a capital asset on the date of the Reorganization. Code
        Section 1223(1).

(8) The Acquiring Fund's basis in the assets of the Target received pursuant to the Reorganization will equal the Target's basis in the assets immediately before the Reorganization. Code Section 362(b).

(9) The Acquiring Fund's holding period in the Target assets received pursuant to the Reorganization will include the period during which the Target held the assets. Code Section 1223(2).

(10) The Acquiring Fund will succeed to and take into account the items of the Target described in Code Section 381(c), including the earnings and profits, or deficit in earnings and profits, of the Target as of the date of the Reorganization. The Acquiring Fund will take these items into account subject to the conditions and limitations specified in Code Sections 381, 382, 383 and 384 and applicable regulations thereunder.

                (f) The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquiring Fund's shares and no stop order suspending the effectiveness of the N-14 Registration Statement shall have been instituted or, to the Knowledge of the Acquiring Fund, contemplated by the SEC.

                (g) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

                (h) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.

                (i) The Target shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Valuation Time and Effective Time.

                (j) The Acquiring Fund shall have received a letter from [KPMG LLP] addressed to the Target and the Acquiring Fund as described in Subsection 7(l).

                (k) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Target shall have declared a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to the Target shareholders substantially all investment company taxable income of or attributable to the Target earned prior to the Closing Date and substantially all net capital gain of or attributable to the Target realized prior to such date.

                (l) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.

                (m) The parties shall have received any necessary order of the SEC exempting the parties from the prohibitions of Section 17 of the 1940 Act or any similar relief necessary to permit the Reorganization.

                (n) The parties shall have received a certificate from Forum Financial Group stating that it will pay all of the expenses incurred by the Acquiring Fund and the Target in connection with the Reorganizations.

         9. Survival of Representations and Warranties. The representations and warranties of the parties hereto shall survive the completion of the transactions contemplated herein.

         10. Termination of Plan. A majority of the Trust's Board of Trustees may terminate this Plan with respect to the Acquiring Fund or the Target, as appropriate, at any time before the applicable Effective Time if: (i) the party's conditions precedent set forth in Sections 7 or 8, as appropriate, are not satisfied or (ii) the Board of Trustees determines that the consummation of the applicable Reorganization is not in the best interests of shareholders and gives notice to the other party.

         11. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.

         12. Brokerage Fees. Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in the Plan.

         13. Amendments. The parties may, by agreement in writing authorized by the Board of Trustees, amend this Plan at any time before or after the Target's shareholders approve the Reorganization. However, after a Target's shareholders approve the Reorganization, the parties may not amend this Plan in a manner that materially alters the obligations of either party. The parties shall not deem this Section to preclude them from changing the Closing Date or the Effective Time of a Reorganization by mutual agreement.

         14. Waivers. At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. The parties agree that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

         15. Indemnification of Trustees. The Acquiring Fund agrees that it will assume all liabilities and obligations of the Target relating to any obligation of the Acquiring Fund to indemnify the Trust's current and former Trustees and officers, acting in their capacities as such, to the fullest extent permitted by law and the Acquiring Fund's Trust Instrument, as in effect as of the date of this Plan. The Acquiring Fund also agrees that all rights to indemnification and all limitations of liability existing in favor of the current and former Trustees and officers, acting in their capacities as such, under the Trust Instrument as in effect as of the date of this Plan shall survive the Reorganization and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors and assigns.

         16. Cooperation and Further Assurances. Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out this Plan's terms. Each party will provide such further assurances concerning the performance of obligations under this Plan and the consummation of the Reorganization as the other shall deem necessary, advisable or appropriate.

         17. Updating of N-14 Registration Statement. If at any time prior to the Effective Time a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14 Registration Statement the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

         18. Limitation on Liabilities. The obligations of the Target and the Acquiring Fund shall not bind any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the Assets and property of the Acquiring Fund and Target. The execution and delivery of this Plan by the parties' officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Acquiring Fund or Target, as appropriate.

         19. Notices. Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier to:

                           David I. Goldstein, Esq.
                           Forum Financial Group
                           Two Portland Square
                           Portland, ME 04101

                  With copies to:

                           Anthony C.J. Nuland
                           Seward & Kissel LLP

                           1200 G Street, N.W., Suite 350
                           Washington, DC 20005

         20. General. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The parties may execute this Plan in counterparts, which shall be considered one and the same agreement, and shall become effective when the counterparts have been executed by and delivered to both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

         IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  their  duly
authorized officers designated below to execute this Plan as of the date first written above.

                                                     FORUM FUNDS, on behalf of
                                                     INVESTORS EQUITY FUND

ATTEST:

____________________________________________         By:    ______________________________________________
Name:                                                       Name:
Title:                                                      Title:


                                                     FORUM FUNDS, on behalf of
                                                     INVESTORS GROWTH FUND

ATTEST:


____________________________________________         By:    ______________________________________________
Name:                                                       Name:
Title:                                                      Title:

                                   SCHEDULE A

                               MATERIAL AGREEMENTS


The following agreements states the Material Agreements of the Target:

Investment Advisory Agreement

Investment Subadvisory Agreement

Distribution Services Agreement

Custodian Agreement

Transfer Agency Agreement

Fund Accounting Agreement

Administration Agreement

Distribution Plan

                                   SCHEDULE B

I. Claims, actions, suits, investigations or proceedings pending or threatened against the Target or its Assets or businesses:

None

II. Orders, decrees or judgments to which the Target is a party that adversely affect, or are reasonably likely to adversely affect, the Target's financial condition, results of operations, business, properties or Assets or ability to consummate the transactions contemplated by the Plan:

None

Exhibit B - Power of Attorney

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that J. Michael Parish constitutes and appoints John Y. Keffer, David I. Goldstein, Max Berueffy and Anthony C. J. Nuland and each of them to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement, and any amendments thereto, on Form N-14 of Forum Funds and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.


                                               /s/ J. Michael Parish
                                               ---------------------------------
                                               J. Michael Parish


Dated:  April 2, 1998

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that James C. Cheng constitutes and appoints John Y. Keffer, David I. Goldstein, Max Berueffy and Anthony C. J. Nuland and each of them to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement, and any amendments thereto, on Form N-14 of Forum Funds and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.


                                               /s/ James C. Cheng
                                               ---------------------------------
                                               James C. Cheng


Dated:  April 2, 1998

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that Costas Azariadis constitutes and appoints John Y. Keffer, David I. Goldstein, Max Berueffy and Anthony C. J. Nuland and each of them to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement, and any amendments thereto, on Form N-14 of Forum Funds and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.


                                               /s/ Costas Azariadis
                                               ---------------------------------
                                               Costas Azariadis


Dated:  April 3, 1998

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that John Y. Keffer constitutes and appoints David I. Goldstein, Max Berueffy and Anthony C. J. Nuland and each of them to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement, and any amendments thereto, on Form N-14 of Forum Funds and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.


                                               /s/ John Y. Keffer
                                               ---------------------------------
                                               John Y. Keffer


Dated:  April 3, 1998

                                   FORUM FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints David I. Goldstein, Don L. Evans and Leslie K. Klenk and (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Investors Growth Fund (the "Fund"), a series of Forum Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Forum Fund Services, LLC, Two Portland Square, Portland, Maine 04101, on July 26, 2000, at 10:00 a.m. (Eastern Time), and at any postponement or adjournment thereof.

         The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO INSTRUCTIONS ARE GIVEN, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW. The Trust has proposed the Proposal. The Board of Trustees recommends voting FOR the Proposal.

           PROPOSAL: To approve the Agreement and Plan of Reorganization (the "Plan") between Investors Growth Fund ("IGF") and Investors Equity Fund ("IEF"), each a separate series of Forum Funds. Under the Plan, IGF will transfer all of its assets and liabilities to IEF in exchange for shares of IEF. IEF shares will then be distributed proportionately to the shareholders of IGF.

    FOR _____                    AGAINST _____                 ABSTAIN _____

(NOTE: Checking the box labeled ABSTAIN will result in the shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on July 26, 2000. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.



 Authorized Signature                                                 Date


 Printed Name (and Title if Applicable)


 Authorized Signature (Joint Investor or Second Signatory)            Date


 Printed Name (and Title if Applicable)

                             PART B

                      STATEMENT OF ADDITIONAL INFORMATION

     Acquisition of the assets of Investors Growth Fund ("IGF") by and in exhcnage for shares of Investors Equity Fund ("IEF"), each series of Forum Funds, Two Portland Square, Portland, Maine 04101.

     This Statement of Additional Information or SAI relating to the proposed transfer of the assets of IGF to IEF in exchange for shares of IEF consists of this cover page and the following described documents, each of which is attached hereto or incorporated herein by reference:

     (1)  The SAI for IEF dated October 1, 1999 (as amended May 24, 2000).

     (2) Report of Independent Accountants and financial statements of the IEF as of May 31, 1999, contained in IEF's SAI.

     (3)  Unaudited financial statments of IEF as of November 30, 1999.

     (4)  The SAI for IGF dated August 1, 1999.

     (5) Report of Independent Auditors and financial statements of IGF as of March 31, 1999, contained in IGF's SAI.

     (6)  Unaudited pro forma combined financial  information as of November 30,
          1999.  The  pro  forma   financial   statements  give  effect  to  the
          reorganization as if it had occured for the periods presented.

     This SAI is not a prospectus and should be read in conjunction with the Prospectus of IEF, dated October 1, 1999. A Prospectus/Proxy Statement dated June__, 2000 relating to the above referenced matter may be obtained without charge by calling (207) 879-0001 or (800) 540-6807 or writing to Forum Shareholder Services, LLC, P.O. Box 446, Portland, ME 04112. This SAI relates to and should be read in conjunction with, such Prospectus/Proxy Statement.

     This SAI is dated June__, 2000.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 OCTOBER 1, 1999


                            AS AMENDED MARCH 24, 2000





                              INVESTORS EQUITY FUND
                                EQUITY INDEX FUND


INVESTMENT ADVISERS:

      H.M. Payson & Co.
      One Portland Square
      P.O. Box 31
      Portland, Maine 04112


      Norwest Investment Management, Inc.
      Norwest Center, Sixth Street and Marquette
      Minneapolis, Minnesota 55749


ACCOUNT INFORMATION AND SHAREHOLDER SERVICES:

      Forum Shareholder Services, LLC
      P.O. Box 446
      Portland, Maine 04112
      (800) 943-6786
      (207) 879-0001










This Statement of Additional Information (the "SAI") supplements the Prospectus dated October 1, 1999, as may be amended from time to time, offering shares of Investors Equity Fund and Equity Index Fund (the "Funds"), two separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.


Financial Statements for the Funds for the year ended May 31, 1999, included in the Annual Report to shareholders, and are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

                                TABLE OF CONTENTS




GLOSSARY....................................................................3


1.   INVESTMENT POLICIES AND RISKS..........................................4


2.   INVESTMENT LIMITATIONS................................................13


3.   PERFORMANCE DATA AND ADVERTISING......................................17


4.   MANAGEMENT............................................................21


5.   PORTFOLIO TRANSACTIONS................................................27


6.   PURCHASE AND REDEMPTION INFORMATION...................................29


7.   TAXATION..............................................................32


8.   OTHER MATTERS.........................................................36


APPENDIX A - DESCRIPTION OF SECURITIES RATINGS..............................1


APPENDIX B - MISCELLANEOUS TABLES...........................................1


APPENDIX C - PERFORMANCE DATA...............................................1


APPENDIX D - ADDITIONAL ADVERTISING MATERIALS...............................1

                                    GLOSSARY

As used in this SAI, the following terms have the meanings listed.


"Adviser" means each of Payson, Peoples and Norwest.

"Board" means the Board of Trustees of Forum Funds.

"CFTC" means the Commodity Futures Trading Commission.

"Core Trust" means Core Trust (Delaware), a Delaware business trust.

"Core Trust Board" means the Board of Trustees of Core Trust (Delaware).

"FAcS" means Forum Accounting Services, LLC, each Fund's fund accountant.

"FAdS" means Forum Administrative Services, LLC, each Fund's administrator.

"FFS" means Forum Fund Services, LLC, each Fund's distributor.

"FSS" means Forum Shareholder Services, LLC, each Fund's transfer agent.

"FFSI" means Forum Financial Services, Inc., each Fund's distributor prior to March 1, 1999.

"Fund" means Equity Index Fund and Investors Equity Fund.

"Fund Business Day" has the meaning ascribed thereto in the Funds' current Prospectus.

"IRS" means Internal Revenue Service.

"Moody's" means Moody's Investor Service.

"NRSRO" means a nationally recognized statistical rating organization.

"Norwest" means Norwest Investment Management, Inc.

"Norwest Bank" means Norwest Bank Minnesota, N.A.

"Payson" means H. M. Payson & Co.

"Peoples" means Peoples Heritage Bank.

"Portfolio" means Index Portfolio.

"SAI" means this Statement of Additional Information.

"SEC" means the U.S. Securities and Exchange Commission.

"S&P" means Standard & Poor's, a Division of the McGraw Hill Companies.

"Trust" means Forum Funds, a Delaware business trust.

"U.S. Government Securities" means a debt security issued or guaranteed by the United States, its agencies or instrumentalities.

"1933 Act" means the Securities Act of 1933, as amended.

"1940 Act" means the Investment Company Act of 1940, as amended.

                          INVESTMENT POLICIES AND RISKS

Each Fund is a diversified series of the Trust. This section discusses in greater detail than the Funds' Prospectus certain investments that each Fund may make.

A.       SECURITY RATINGS INFORMATION


A Fund's investments in convertible securities or other fixed income securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund generally invests in: (1) convertible or other debt securities that are rated "Baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase; and (2) preferred stock rated "baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase. A Fund may purchase unrated convertible securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase.


Unrated securities may not be as actively traded as rated securities. A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. Each Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

B.       EQUITY SECURITIES

1.       COMMON AND PREFERRED STOCK

GENERAL Each Fund may invest in common and preferred stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

RISKS The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in a Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2.       CONVERTIBLE SECURITIES

GENERAL Each Fund may invest in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

RISKS. Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Smaller capitalized companies whose stock price may be volatile, however, typically issue convertible securities. In addition, the price of a convertible security may reflect variations in the price of the underlying in a way that non-convertible debt does not. The extent to which such risk is reduced, however, depends in large upon the degree to which convertible security sells above its value as a fixed income security.

3.       WARRANTS

GENERAL Each Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Each Fund will limit its purchases of warrants (at the time of investment) to not more than 5% of the value of its net assets (other than those that have been acquired in units or attached to other securities). No more than 2% of a Fund's net assets (at the time of investment) may be invested in warrants that are not listed on the New York or American Stock Exchange.

RISKS Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If a warrant is not exercised within the specified time period, it becomes worthless.

4.       DEPOSITARY RECEIPTS


GENERAL Each Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") and other similar securities of foreign issuers in order to obtain exposure to foreign securities markets. Depositary receipts are receipts for shares of a foreign-based company and they evidence ownership of the underlying securities issued by that foreign company. ADRs typically are issued by a U.S. bank or trust company and are designed for use in U.S. securities markets. EDRs are receipts issued by a European financial institution and are designed for use in European securities markets. Investors Equity Fund expects to limit foreign investments to less than 10% of its total assets.

RISKS Unsponsored depositary receipts may be created without the participation of the foreign issuer Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

C. FIXED INCOME INVESTMENTS


Equity Index Fund may invest in the following:

1.       VARIABLE AND FLOATING RATE SECURITIES


The Fund may invest in variable and floating rate securities. Debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as "inverse floaters"). Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security's market value while increasing the security's yield.


Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Fund intends to purchase these securities only when its Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

2.       FINANCIAL INSTITUTION OBLIGATIONS

The  Fund  may  invest  in  obligations  of  financial  institutions,  including
certificates  of  deposit,  bankers'  acceptances,   time  deposits,  and  other
short-term debt obligations.

Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft that has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which could reduce the Fund's performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Funds' rights to transfer a beneficial interest in the deposits to third parties.

3.       COMMERCIAL PAPER

The Fund may invest in commercial paper. Companies issue commercial paper to finance their current obligations. Commercial paper is short-term unsecured promissory notes and usually has a maturity of less than 9 months.

4.       RISKS

GENERAL The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All debt securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. As a result, an investment in a Fund is subject to risk even if all debt securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on debt securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the debt securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. A portion of the municipal securities held by a Fund may be supported by credit and liquidity enhancements, such as letters of credit (which are not covered by federal deposit insurance) or puts or demand features of third party financial institutions, generally domestic and foreign banks.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.


CREDIT RISK The Fund's investments in debt securities are subject to credit risk relating to the financial condition of the issuers of the securities that each Fund holds. To limit credit risk, the Funds may only generally invests in (1) convertible debt securities that are rated "Baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase; and (2) preferred stock rated "baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase or in the top two short-term rating categories by an NRSRO. Moody's, Standard & Poor's and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix A. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are not, however, absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Consequently, similar securities with the same rating may have different market prices. In addition, rating agencies may fail to make timely changes in credit ratings and the issuer's current financial condition may be better or worse than a rating indicates.


The Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund's lowest permissible rating category if the Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

The Fund may purchase unrated securities if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

D.       TEMPORARY DEFENSIVE POSITION

Each Fund may assume a temporary defensive position and may invest without limit in money market instruments that are of prime quality. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.


Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which a Fund may invest include U.S. Government Securities, commercial paper, time deposits, banker's acceptances and certificates of deposit, repurchase agreements and money market mutual funds. The money market instruments in which a Fund may invest have variable and floating rates of interest. To the extent that Investors Equity Fund may invest in foreign issuers, the Fund may also hold cash and bank instruments denominated in any major foreign currency.


E.       OPTIONS AND FUTURES

1.       GENERAL


Equity Index Fund may purchase or write (sell) put and call options on securities, stock indices and stock index futures. The Fund may employ these investment strategies to enhance the Fund's performance or to hedge against a decline in the value of securities owned by the Fund. The Fund may purchase put and call options written by others and may write covered options which are exchange-traded or over-the-counter options. An option is "covered" if the Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if the Fund holds an offsetting call on the same instrument or index as the call written. The Fund invests (purchase and sell) in futures and options for hedging purposes.


2.       OPTIONS AND FUTURES STRATEGIES

OPTIONS ON SECURITIES A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security at the exercise price. The amount of a premium received or paid for an option is based upon certain factors, including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

OPTIONS ON INDICES A stock index option is an option contract whose value is based on the value of a stock index at some future point in time. Stock indexes fluctuate with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Accordingly, successful use by a Fund of options on stock indexes will be subject to the Adviser's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments. When a Fund writes an option on a stock index, the Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

INDEX FUTURES CONTRACTS The Fund may invest in stock index futures contracts. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the securities comprising the index is made. Generally these futures contracts are closed out prior to the expiration date of the contracts.

OPTIONS AND FUTURES CONTRACTS The purchase of options on stock index futures contracts are similar to other options contracts as described above, where a Fund pays a premium for the option to purchase or sell a stock index futures contract for a specified price at a specified date. With options on stock index futures contracts, the Fund risks the loss of the premium paid for the option.

An option on a futures contract gives the purchaser a right to assume a position in a futures contract rather than to purchase or sell stock. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option in the future.

3.       RISKS OF OPTIONS AND FUTURES TRANSACTIONS

There are certain investment risks associated with options and futures transactions. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which a Fund invest; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions.

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices or related options during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. A Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. A Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce a Fund's yield.

4.       OPTIONS AND FUTURES LIMITATIONS

The Fund may enter into futures contracts if the aggregate of initial margin deposits for all open futures positions does not exceed 5%. The Funds may not purchase a call or put option of futures contracts if the premiums associated with all such options held by the Fund would exceed 5% of the Fund's total assets as of the date the option is purchased.

The Fund will not sell a put option if the exercise value of all put options written by the Fund would exceed 50% of the Fund's total assets or sell a call if the exercise value of all calls written would exceed the value of the Fund's assets In addition, the current market value of all open futures positions held by the Fund will not exceed 5% of its total assets. Finally, the Fund will not buy an option if as a result, more than 5% of the value of the Fund's total assets would be so invested.

F.       ILLIQUID AND RESTRICTED SECURITIES

1.       GENERAL

Each Fund may not acquire securities or invest in repurchase agreements if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in illiquid securities.


The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) except as otherwise determined by the Adviser, securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, except as otherwise determined by the Adviser ("restricted securities").

2.       RISKS

Limitations on resale may have an adverse effect on the marketability of a security and a Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty-satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

3.       DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

G.       FOREIGN SECURITIES

Investors Equity Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation or confiscation of your assets.

Dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Commission rates payable on foreign transactions are generally higher than in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by Investors Equity Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and Investors Equity Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

H.       REPURCHASE AGREEMENTS

1.       GENERAL

Each Fund may enter into repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, each Fund's custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow a Fund to earn income on its uninvested cash for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

2.       RISKS

Repurchase agreements involve credit risk. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, a Fund may have difficulties in exercising its rights to the underlying securities or currencies, as applicable. A Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss. Failure by the other party to deliver a security or currency purchased by a Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow a Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements.

I.       LEVERAGE TRANSACTIONS

Each Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments. Borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery or forward commitment basis and the use of swaps and related agreements are transactions that result in leverage. Each Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to a Fund from investing the cash will provide investors a potentially higher return.

1.       BORROWING

Each Fund may borrow money from banks for temporary or emergency purposes in an amount up to 33 1/3% of a Fund's total assets. Each Fund may borrow money for other purposes so long as such borrowings do not exceed 5% of a Fund's total assets. The purchase of securities is prohibited if a Fund's borrowing exceeds 5% or more of a Fund's total assets.

Equity Index Fund may also enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction in which a Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the security from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold security. An investment of a Fund's assets in reverse repurchase agreements will increase the volatility of the Fund's net asset value per share. A Fund will use the proceeds of reverse repurchase agreements to fund redemptions or to make investments.

2.       SECURITIES LENDING

Securities loans must be continuously collateralized and the collateral must have market value at least equal to the value of a Fund's loaned securities, plus accrued interest. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of a Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund will limit securities lending to not more than 33 1/3% of the value of its total asset.

3.       WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS


Each   Fund   may   purchase   securities   offered   on  a   "when-issued"   or
"delayed-delivery" basis and may purchase or sell securities on a "forward commitment" (including "dollar roll" transactions) basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. Equity Index Fund will not purchase securities on a when-issued, delayed delivery or forward commitment basis if, as a result, more than 15% of the value of the Fund's total assets would be committed to such transactions.


4.       DOLLAR ROLL TRANSACTIONS

Equity Index Fund may enter into dollar roll transactions. Dollar roll transactions are transactions in which the Fund sells securities to a bank or securities dealer, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. During the period between the commitment and settlement, no payment is made for the securities purchased and no interest or principal payments on the securities accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by a dealer for the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Fund will engage in dollar roll transactions for the purpose of acquiring securities for their investment portfolios. The Fund will limit its obligations on dollar roll transactions to 35% of the Fund's net assets.

5.       RISKS

Leverage creates the risk of magnified capital losses. Borrowings and other liabilities that exceed the equity base of a Fund may magnify losses incurred by a Fund. Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of a Fund's securities. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense incurred, if any, leverage will result in higher current net investment income for a Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, a Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ACCOUNTS. In order to attempt to reduce the risks involved in various transactions involving leverage, each Fund's custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to a Fund's commitments under these transactions.

J.       CORE AND GATEWAY(R)

Equity Index Fund currently seeks to obtain its investment objective through the Core and Gateway(R) structure. Investors Equity Fund may at some point in the future seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders.


K.       YEAR 2000

The date change transition to the Year 2000 prompted concern that certain computer systems may not process date-related information properly on and after January 1, 2000. The Adviser and each Fund's administrator have addressed and continue to monitor this Year 2000 issue and its possible impact on their systems. Each Fund's other service providers have informed the Fund that they are taking similar measures. Services provided to each Fund or any companies in which it invests could still be adversely affected by a computer's failure to accurately process date related information and, therefore, may lower the value of your shares. While no adverse consequences have yet arisen, or have been reported to the Adviser or each Fund's administrator, there is still the possibility that certain computer systems may not be able to process date-related information at some point during the year.


                           2. INVESTMENT LIMITATIONS

For purposes of all investment policies of each Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which a Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which a Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of a Fund and a Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of a Fund may be changed by the Board without shareholder approval.

A.       FUNDAMENTAL LIMITATIONS

Each  Fund  has  adopted  the  following  investment   limitations,   which  are
fundamental policies of the Fund. Each Fund may not:

INVESTORS EQUITY FUND

1.       DIVERSIFICATION

With respect to 75% of its assets, purchase a security if as a result: (1) more than 5% of its assets would be invested in the securities of any single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer. This restriction does not apply to securities issued by the U.S. Government, its agencies or instrumentalities.

2.       CONCENTRATION

Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, however, there is no limit on investments in U.S. Government Securities, repurchase agreements covering U.S. Government Securities, municipal securities and issuers domiciled in a single country; that financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and that utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

3.       ILLIQUID SECURITIES


Invest more than 15% of its assets in "illiquid securities," which are securities that cannot be disposed of within seven days at their current value. For purposes of this limitation, "illiquid securities" includes, except in those circumstances described below: (1) "restricted securities," which are securities that cannot be resold to the public without registration under the Federal Securities laws and (2) securities of issuers having a record (together with all predecessors) of less than three years of continuous operation.


4.       BORROWING MONEY

Borrow money for temporary or emergency purposes, including the meeting of redemption requests, but not in excess of 33 1/3% of the value of the Fund's total assets (as computed immediately after the borrowing).

5.       PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate, provided that the Fund may invest in securities issued by companies that invest in real estate or interests therein.

6.       MAKING LOANS

Lend money except in connection with the acquisition of that portion of publicly distributed debt securities which the Fund's investment policies and restrictions permit it to purchase; the Fund may also make loans of portfolio securities and enter into repurchase agreements.

7.       PURCHASES AND SALES OF COMMODITIES

Invest in commodities or commodity contracts (other than hedging instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such hedging instrument is considered to be a commodity or a commodity contract).

8.       UNDERWRITING ACTIVITIES

Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws.

9.       ISSUANCE OF SENIOR SECURITIES

Issue senior securities except to the extent permitted by the 1940 Act.

10.      INVESTING FOR CONTROL


Make investments for the purpose of exercising control over management.

EQUITY INDEX FUND

1.       DIVERSIFICATION

With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if as a result: (1) more than 5% of its assets would be invested in the securities of any single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

2.       CONCENTRATION

Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, however, that there is no limit on investments in U.S. Government Securities, repurchase agreements covering U.S. Government Securities, foreign government securities, mortgage-related or housing-related securities and issuers domiciled in a single country; that financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and that utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone.

3.       BORROWING MONEY


Borrow money from a bank for temporary or emergency purposes, including the meeting of redemption requests, but not in excess of 33 1/3% of the value of the Fund's total assets (as computed immediately after the borrowing).

4.       PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate, any interest therein or real estate limited partnership interests, except that the Funds may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

5.       MAKING LOANS

Make loans, except the Fund may enter into repurchase agreements,  purchase debt
securities  that  are  otherwise   permitted   investments  and  lend  portfolio
securities.

6.       PURCHASE AND SALE OF COMMODITIES

Purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities provided that currency and currency-related contracts and contracts on indices are not be deemed to be physical commodities.

7.       UNDERWRITING ACTIVITIES

Underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

8.       ISSUANCE OF SENIOR SECURITIES

Issue senior securities except to the extent permitted by the 1940 Act.

B.       NONFUNDAMENTAL LIMITATIONS


Each Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. Each Fund may:

INVESTORS EQUITY FUND

1.       BORROWING

Not borrow money or enter into leverage transactions if, as a result, the total of borrowings and liabilities under leverage transactions (other than for temporary or emergency purposes), would exceed an amount equal to 5% of the Fund's total assets. The Fund may not purchase or otherwise acquire any security if the total of borrowings and liabilities under leverage transactions would exceed an amount equal to 5% of the Fund's total assets.

2.       EXERCISING CONTROL OF ISSUERS

Not make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

3.       SHORT SALES AND PURCHASING ON MARGIN


Not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. The Fund may not purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.


4.       SECURITIES OF INVESTMENT COMPANIES

Not invest in the securities of any investment company except to the extent permitted by the 1940 Act.

5.       OPTIONS AND FUTURES CONTRACTS


Invest in futures or options contracts regulated by the CFTC for: (1) bona fide hedging purposes within the meaning of the rules of the CFTC and (2) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts. The Fund: (1) will not hedge more than 50% of its total assets by selling futures contracts, buying put options, and writing call options (so called "short positions"); (2) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets; and (3) will not buy call options with a value exceeding 5% of the Fund's total assets.


EQUITY INDEX FUND

1.       ILLIQUID SECURITIES


Not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.


2.       SECURITIES OF INVESTMENT COMPANIES


Invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder.

3.       SHORT SALES


Not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

4.       PURCHASING ON MARGIN

Not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).


5.       LENDING OF PORTFOLIO SECURITIES


Lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Portfolio's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.


6.       OPTIONS AND FUTURES CONTRACTS


May invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

7.       INVESTING FOR CONTROL

Not make investments for the purpose of exercising control or management, provided that this restriction does not limit the Fund's investment in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.



                       3. PERFORMANCE DATA AND ADVERTISING

A.       PERFORMANCE DATA

A Fund may quote  performance  in  various  ways.  All  performance  information
supplied  in  advertising,  sales  literature,   shareholder  reports  or  other
materials is historical and is not intended to indicate future returns.

A Fund may compare any of its performance information with:


     o Data published by independent evaluators such as Morningstar, Inc., Lipper, Inc., iMoneyNet, Inc. (IBC Financial Data, Inc.), CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies").

     o    The performance of other mutual funds.
     o The performance of recognized stock, bond and other indices, including but not limited to the Standard & Poor's 500(R) Index, the Russell 2000(R) Index, the Russell Midcap (TM) Index, the Russell 1000(R) Value Index, the Russell 2500TM Index, the Morgan Stanley - Europe, Australia, Far East Index, the Dow Jones Industrial Average, the Salomon Brothers Bond Index, the Lehman Bond Index, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

Performance information may be presented numerically or in a table, graph, or similar illustration.

Indices are not used in the management of a Fund but rather are standards by which the Funds' Adviser and shareholders may compare the performance of the Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund.

The Funds may refer to: (1) general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.


The Funds' performance will fluctuate in response to market conditions and other factors.

B.       PERFORMANCE CALCULATIONS

A Fund's performance may be quoted in terms of yield or total return. Table 1 in Appendix C includes performance information for each Fund.

1.       SEC YIELD

Standardized SEC yields for the Funds used in advertising are computed by dividing a Fund's interest income (in accordance with specific standardized rules) for a given 30 day or one month period, net of expenses, by the average number of shares entitled to receive income distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate.

Capital gains and losses generally are excluded from these calculations.

Income calculated for the purpose of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution of income from the Fund over the same period or the rate of income reported in the Fund's financial statements.

Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that a Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Financial intermediaries may charge their customers that invest in a Fund fees in connection with that investment. This will have the effect of reducing the Fund's after-fee yield to those shareholders.

The yields of a Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information should not be used to compare shares of a Fund with investment alternatives, which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives that are insured or guaranteed.

Yield quotations are based on amounts invested in a Fund net of any applicable sales charges that may be paid by an investor. A computation of yield that does not take into account sales charges paid by an investor would be higher than a similar computation that takes into account payment of sales charges.

Yield is calculated according to the following formula:
                        a - b
         Yield = 2[(------ + 1)6  - 1]
                         cd
         Where:
                  a        =        dividends and interest earned during the
                                    period
                  b        =        expenses accrued for the period (net of
                                    reimbursements)
                  c        =        the average daily number of shares
                                    outstanding during the period that were
                                    entitled to receive dividends
                  d        =        the maximum offering price per share on the
                                    last day of the period

2.       TOTAL RETURN CALCULATIONS

A Fund's total return shows its overall change in value, including changes in share price and assuming that all of the Fund's distributions are reinvested.

Total return figures may be based on amounts invested in a Fund net of sales charges that may be paid by an investor. A computation of total return that does not take into account sales charges paid by an investor would be higher than a similar computation that takes into account payment of sales charges.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is calculated using a formula prescribed by the SEC. To calculate standard average annual total returns a Fund: (1) determines the growth or decline in value of a hypothetical historical investment in a Fund over a stated period; and (2) calculates the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Average annual total return is calculated according to the following formula:

         P(1+T)n = ERV

         Where:
                  P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  N        =        number of years
                  ERV      =        ending  redeemable  value: ERV is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period

Because average annual returns tend to smooth out variations in a Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results.

OTHER MEASURES OF TOTAL RETURN. Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods.

         A Fund may quote unaveraged or cumulative total returns that reflect a Fund's performance over a stated period of time.

         Total returns may be stated in their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

Any total return may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking into consideration a Fund's front-end sales charge or contingent deferred sales charge (if applicable).

Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                  PT       =        period total return
                  The other definitions are the same as in average annual total return above

C.   OTHER MATTERS

A Fund may also include various information in its advertising, sales literature, shareholder reports or other materials including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar; (for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively); (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar-cost averaging; (6) biographical descriptions of a Fund's portfolio managers and the portfolio management staff of a Fund's Adviser, summaries of the views of the portfolio managers with respect to the financial markets, or descriptions of the nature of the Adviser's and its staff's management techniques; (7) the results of a hypothetical investment in a Fund over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; (9) the net asset value, net assets or number of shareholders of a Fund as of one or more dates; and (10) a comparison of a Fund's operations to the operations of other funds or similar investment products, such as a comparison of the nature and scope of regulation of the products and the products' weighted average maturity, liquidity, investment policies, and the manner of calculating and reporting performance.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,188 at the end of the second year (an increase of $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of a Fund's performance.

A Fund may advertise information regarding the effects of systematic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar-cost averaging program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month in a Fund for a period of six months the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

                   SYSTEMATIC               SHARE                  SHARES
PERIOD             INVESTMENT               PRICE                 PURCHASED
------             ----------               -----                 ---------
   1                  $100                   $10                    10.00
   2                  $100                   $12                    8.33
   3                  $100                   $15                    6.67
   4                  $100                   $20                    5.00
   5                  $100                   $18                    5.56
   6                  $100                   $16                    6.25
                      ----                   ---                    ----
               TOTAL                AVERAGE                TOTAL
            INVESTED  $600           PRICE  $15.17         SHARES  41.81


In connection with its advertisements, a Fund may provide "shareholder's letters" that serve to provide shareholders or investors with an introduction to the Fund's, the Trust's or any of the Trust's service provider's policies or business practices.

                                  4. MANAGEMENT


A.       TRUSTEES AND OFFICERS


THE TRUST


The names of the Trustees and officers of the Trust, their positions with the Trust, address, date of birth and principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk (*).


NAME, POSITION WITH THE TRUST,                PRINCIPAL OCCUPATION(S) DURING
DATE OF BIRTH AND ADDRESS                     PAST 5 YEARS

-------------------------------------------- -----------------------------------------------------------------------

-------------------------------------------- -----------------------------------------------------------------------

John Y. Keffer*,  Chairman and President     Member and Director,  Forum  Financial Group,  LLC (a mutual fund
Born:  July 15, 1942                         services  holding  company)
Two Portland  Square                         Director,  Forum  Fund  Services,  LLC  (Trust's  underwriter)
Portland,  ME 04101                          Officer of six other  investment  companies for which Forum Financial
                                             Group, LLC provides services

-------------------------------------------- -----------------------------------------------------------------------

Costas Azariadas, Trustee                    Professor of Economics, University of California-Los Angeles
Born:  February 15, 1943                     Visiting Professor of Economics, Athens University of Economics and
Department of Economics                      Business 1998 - 1999
University of California                     Trustee of one other investment company for which Forum Financial
Los Angeles, CA 90024                        Group, LLC provides services

-------------------------------------------- -----------------------------------------------------------------------

James C. Cheng, Trustee                      President, Technology Marketing Associates
Born:  July 26, 1942                         (marketing company for small and medium size businesses in New
27 Temple Street                             England)
Belmont, MA 02718                            Trustee of one other investment company for which Forum Financial
                                             Group, LLC provides services

-------------------------------------------- -----------------------------------------------------------------------

J. Michael Parish, Trustee                   Partner, Thelen Reid & Priest LLP (law firm) since 1995
Born:  November 9, 1943                      Partner, Winthrop, Stimson, Putnam & Roberts (law firm) 1989 - 1995
40 West 57th Street                          Trustee of one other  investment  company  for which  Forum  Financial
New York, NY 10019                           Group, LLC provides services

-------------------------------------------- -----------------------------------------------------------------------

Stephen  J.  Barrett,  Vice  President       Manager  of Client  Services  and Senior Relationship  Manager,  Forum
Born: November 14, 1968                      Financial Group, LLC since 1996
Two Portland Square                          Senior Product Manager,  Fidelity  Investments,  1994 - 1996
Portland,  Maine 04101                       Officer of four other investment companies for which Forum Financial
                                             Group, LLC provides services

-------------------------------------------- -----------------------------------------------------------------------

David I. Goldstein, Vice President           Counsel and General Counsel, Forum Financial Group LLC
Born:  August 3, 1961                        Officer of five other investment companies for which Forum Financial
Two Portland Square                          Group, LLC provides services
Portland, ME 04101

-------------------------------------------- -----------------------------------------------------------------------

Ronald  H.  Hirsch,   Treasurer              Managing  Director, Operations/Finance and Operations/Sales, Forum
Born:  October 14, 1943                      Financial Group, LLC since 1999
Two Portland Square                          Member of the Board - Citibank Germany 1991 - 1998
Portland, ME 04101                           Officer of six other investment companies for which Forum Financial
                                             Group, LLC provides services

-------------------------------------------- -----------------------------------------------------------------------

Leslie K. Klenk, Secretary                   Assistant Counsel and Counsel, Forum Financial Group, LLC since 1998
Born:  August 24, 1964                       Associate General Counsel,  Smith Barney Inc.  (brokerage firm) 1993 -
Two Portland Square                          1998
Portland, ME 04101                           Officer of one other  investment  company  for which  Forum  Financial
                                             Group, LLC provides services

-------------------------------------------- -----------------------------------------------------------------------

CORE TRUST


The names of the Trustees and officers of Core Trust, their positions with Core Trust, address, date of birth and principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of Core Trust is indicated by an asterisk (*). The Board supervises Index Portfolio's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

NAME, POSITION WITH THE TRUST,                      PRINCIPAL OCCUPATION(S) DURING
AGE AND ADDRESS                                     PAST 5 YEARS
--------------------------------------------------- ----------------------------------------------------------------
John Y. Keffer*,Chairman and President
--------------------------------------------------- ----------------------------------------------------------------
Costas Azariadas, Trustee
--------------------------------------------------- ----------------------------------------------------------------
James C. Cheng, Trustee
--------------------------------------------------- ----------------------------------------------------------------
J. Michael Parish, Trustee
--------------------------------------------------- ----------------------------------------------------------------
David I. Goldstein, Vice President
--------------------------------------------------- ----------------------------------------------------------------
Ronald H. Hirsch, Treasurer
--------------------------------------------------- ----------------------------------------------------------------
Don L. Evans, Secretary                              Assistant  Counsel and Counsel,  Forum Financial Group,  since
Born: August 12, 1948                               1995
Two Portland Square                                  Associate, Weiner & Strother (law firm), 1994 - 1995
Portland, Maine 04101                                Officer  of two other  investment  companies  for which  Forum
                                                    Financial Group, LLC provides services
--------------------------------------------------- ----------------------------------------------------------------


B.       COMPENSATION OF TRUSTEES AND OFFICERS

Effective February 7, 2000, each Trustee of the Trust will be paid a quarterly retainer fee of $1,750 for his service to the Trust. In addition, each Trustee will be paid a fee of $500 for each Board meeting attended (whether in person or by electronic communication). Trustees are also reimbursed for travel and related expenses incurred in attending Board meetings. Mr. Keffer receives no compensation (other than reimbursement for travel and related expenses) for his service as Trustee of the Trust. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Trust and the Fund Complex that includes all series of the Trust and Core Trust for the fiscal year ended May 31, 1999.

                          COMPENSATION            TOTAL COMPENSATION FROM
TRUSTEE                    FROM TRUST              TRUST AND FUND COMPLEX
John Y. Keffer                 $0                            $0
Costas Azariadis            $13,300                       $23,800
James C. Cheng              $14,800                       $25,300
J. Michael Parish           $14,800                       $25,300


C.       INVESTMENT ADVISER

1.       SERVICES OF ADVISER

INVESTORS EQUITY FUND


Payson serves as investment adviser to Investors Equity Fund pursuant to an investment advisory agreement (the "Agreement") with the Trust. Under the Agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary to manage the Fund's investments and effect portfolio transactions for the Fund.

Payson has entered into an investment subadvisory agreement with Peoples Heritage Bank ("Peoples") under which Peoples exercises certain investment discretion over the assets (or a portion of assets) of Investors Equity Fund. Subject to the general supervision of the Board, Peoples is responsible for, among other things, developing a continuing investment program for Investors

Equity Fund in accordance with its investment objective and reviewing the investment strategies and policies of Investors Equity Fund.


EQUITY INDEX FUND


Norwest is the investment adviser to Index Portfolio, in which Equity Index Fund invests, and is required to furnish at its expense all services, facilities and personnel necessary to manage the investments of, and effect portfolio transactions for that Portfolio.

2.       OWNERSHIP OF ADVISERS


Payson is a privately owned company incorporated in 1987 under the laws of the State of Maine.

Peoples is a subsidiary of Peoples Heritage Financial Group, a multi-bank holding company.

Norwest is a subsidiary of Norwest Bank. Norwest Bank is a subsidiary of Wells Fargo & Company, a national bank holding company.

3.       FEES

The Advisers' fees are calculated as a percentage of a Fund's average net assets. The fee is accrued daily by each Fund and is paid monthly based on average net assets for the previous month.

In addition to receiving its advisory fee from a Fund, the Advisers may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from the client.

Table 1 in Appendix B shows the dollar amount of the fees payable by each Fund to its Adviser, the amount of fees waived by the Advisers, and the actual fees received by the Advisers. The data are for the past three fiscal years.


4.       OTHER PROVISIONS OF ADVISER'S AGREEMENT

The Adviser's Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.


The Agreement is terminable without penalty by the Trust regarding the Fund on 30 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 90 days' written notice to the Trust. The Agreement terminates immediately upon assignment.

Under the Agreement, Payson is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties.

D.       DISTRIBUTOR

1.       DISTRIBUTOR; SERVICES AND COMPENSATION OF DISTRIBUTOR

FFS, the distributor (also known as principal underwriter) of the shares of each Fund, is located at Two Portland Square, Portland, Maine 04101. FFS is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc. Prior to March 1, 1999, Forum Financial Services, Inc.
(FFSI) was the distributor of each Fund pursuant to similar terms and compensation.


FFS, FAdS, FAcS and FSS are each controlled indirectly by Forum Financial Group, LLC. John Y. Keffer controls Forum Financial Group, LLC.

Under a distribution agreement (the "Distribution Agreement") with the Trust, FFS acts as the agent of the Trust in connection with the offering of shares of the Funds. FFS continually distributes shares of the Funds on a best effort basis. FFS has no obligation to sell any specific quantity of Fund shares.


FFS may enter into arrangements with various financial institutions through which you may purchase or redeem shares. FFS may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Funds.

FFS may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Funds. These financial institutions may charge a fee for their services and may receive shareholders service fees even though shares of the Funds are sold with sales charges or distribution fees. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares in this manner will be subject to the procedures of the institution through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of a Fund in this manner should acquaint themselves with their institution's procedures and should read the Prospectus in conjunction with any materials and information provided by their institution. The financial institution and not its customers will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

Pursuant to the Distribution Agreement, FFS receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of the Funds' shares. Table 2 in Appendix B shows the aggregate sales charges paid to FFSI, the amount of sales charge reallowed by FFSI, and the amount of sales charge retained by FFSI. The data are for the past three years (or shorter depending on a Fund's commencement of operations).

2.       OTHER PROVISIONS OF DISTRIBUTOR'S AGREEMENT

The Distribution Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.

The Distribution Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by FFS on 60 days' written notice to the Trust.

Under the Distribution Agreement, FFS is not liable to the Trust or the Trust's shareholders for any error of judgment or mistake of law, for any loss arising out of any investment or for any act or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Under the Distribution Agreement, FFS and certain related parties (such as FFS's officers and persons that control FFS) are indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in the Funds' Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Trust, however, will not indemnify FSS for any such misstatements or omissions if they were made in reliance upon information provided in writing by FSS in connection with the preparation of the Registration Statement.


E.       OTHER FUND SERVICE PROVIDERS

1.       ADMINISTRATOR

As administrator, pursuant to an agreement with the Trust (the "Administration Agreement"), FAdS is responsible for the supervision of the overall management of the Trust, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.


For its services, FAdS receives a fee from each Fund at an annual rate of 0.20% of the average daily net assets of each Fund. The fee is accrued daily by each Fund and is paid monthly based on average net assets for the previous month.

The Administration Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Administration Agreement is terminable without penalty by the Trust or by FAdS with respect to a Fund on 60 days' written notice.

Under the Administration Agreement, FAdS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. Under the Administration Agreement, FAdS and certain related parties (such as FAdS's officers and persons who control FAdS) are indemnified by the Trust against any and all claims and expenses related to FAdS's actions or omissions that are consistent with FAdS's contractual standard of care.

Table 3 in Appendix B shows the dollar amount of the fees payable by each Fund to FAdS, the amount of the fee waived by FAdS, and the actual fees received by FAdS. The data are for the past fiscal year (or shorter period depending on a Fund's commencement of operations).


2.       FUND ACCOUNTANT

As fund accountant, pursuant to an accounting agreement with the Trust (the "Accounting Agreement"), FAcS provides fund accounting services to each Fund. These services include calculating the NAV per share of each Fund and preparing the Fund's financial statements and tax returns.


For its services, Faces receives a fee from each Fund at an annual rate of $36,000 plus $2,200 for the preparation of tax returns and certain surcharges based upon the number and type of the Fund's portfolio transactions and positions. The fee is accrued daily by the Funds and is paid monthly based on the transactions and positions for the previous month.

The Accounting Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Accounting Agreement is terminable without penalty by the Trust or by FAcS with respect to a Fund on 60 days' written notice.

Under the Accounting Agreement, FAcS is not liable for any action or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the Accounting Agreement, FAcS and certain related parties (such as FAcS's officers and persons who control FAcS) are indemnified by the Trust against any and all claims and expenses related to FAcS's actions or omissions that are consistent with FAcS's contractual standard of care.

Under the Accounting Agreement, in calculating a Fund's NAV per share, FAcS is deemed not to have committed an error if the NAV per share it calculates is within 1/10 of 1% of the actual NAV per share (after recalculation). The Accounting Agreement also provides that FAcS will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal 1/2 of 1% or less than or equal to $10.00. In addition, FAcS is not liable for the errors of others, including the companies that supply securities prices to FAcS and the Funds.

Table 4 in Appendix B shows the dollar amount of the fees payable by the Funds to FAcS, the amount of the fee waived by FAcS, and the actual fees received by FAcS. The data are for the past three fiscal years (or shorter period depending on a Fund's commencement of operations).


3.       TRANSFER AGENT

As transfer agent and distribution paying agent, pursuant to a transfer agency agreement with the Trust (the "Transfer Agency Agreement"), FSS maintains an account for each shareholder of record of a Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. FSS is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

For its services, FSS receives with respect to each Fund 0.25% of the average daily net assets of the Fund, an annual fee of $12,000 and $18 per shareholder account. The fee is accrued daily by each Fund and is paid monthly based on the average net assets for the previous month.

The Transfer Agency Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Transfer Agency Agreement is terminable without penalty by the Trust or by FSS with respect to the Fund on 60 days' written notice.

Under the Transfer Agency Agreement, FSS is not liable for any act in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement. Under the Transfer Agency Agreement, FSS and certain related parties (such as FSS's officers and persons who control FSS) are indemnified by the Trust against any and all claims and expenses related to FSS's actions or omissions that are consistent with FSS's contractual standard of care.


Table 5 in Appendix B shows the dollar amount of the fees payable by the Funds to FSS, the amount of the fee waived by FSS, and the actual fees received by FSS. The data are for the past three fiscal years (or shorter period depending on a Fund's commencement of operations).


4.       CUSTODIAN


As custodian, pursuant to an agreement with the Trust, Forum Trust, LLC safeguards and controls the Funds' cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of a Fund's domestic and foreign assets. The Custodian is located at Two Portland Square, Portland, Maine 04101.

For its services, the Custodian receives an annualized percentage of the average daily net assets of a Fund. Each Fund also pays an annual domestic custody fee as well as certain other transaction fees. These fees are accrued daily by the Funds and are paid monthly based on average net assets and transactions for the previous month.


5.       LEGAL COUNSEL


Seward & Kissel LLP, 1200 G Street, N.W., Washington, D.C. 20005 passes upon legal matters in connection with the issuance of shares of the Trust.

6.       INDEPENDENT AUDITORS

Deloitte & Touche LLP, 200 Berkeley Street, Fourteenth Floor, Boston, Massachusetts 02116, independent auditors, have been selected as auditors for the Funds. The auditors audit the annual financial statements of the Funds and provide the Funds with an audit opinion. The auditors also review certain regulatory filings of the Funds and the Funds' tax returns.


KPMG LLP, 99 High Street, Boston, Massachusetts 02110, serves as independent auditors for Index Portfolio, in which Equity Index Fund invests.

                           5. PORTFOLIO TRANSACTIONS

A.       HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.


Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.


Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.       COMMISSIONS PAID

Table 6 in Appendix B shows the aggregate brokerage commissions paid by Investors Equity Fund as well as the aggregate brokerage commissions paid by the Fund to an affiliate of the Fund or its Adviser. Equity Index Fund does not pay brokerage commissions directly as it invests substantially all of its assets in the Portfolio. The data presented are for the past three fiscal years (or shorter period depending on when a Fund commenced operations). The table also indicates the reason, if any, for any material change in the amount of brokerage commissions paid by the Investors Equity Fund in the last three years (or shorter depending on when the Fund commenced operations).

C.       ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

The Adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser. Neither Fund has any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund rather than by any formula.


The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser's primary consideration in executing transactions for a Fund is prompt execution of orders in an effective manner and at the most favorable price available.

1.       CHOOSING BROKER-DEALERS


The Funds may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser's duties, the Adviser may: (1) consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund; and (2) take into account payments made by brokers effecting transactions for a Fund (these payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay).


2.       OBTAINING RESEARCH FROM BROKERS


The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may be used by the Adviser in connection with services to clients other than the Funds, and the Adviser in connection with the Funds may use not all research services. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services.

The Adviser has full brokerage discretion. It evaluates the range and quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker. This research would include reports that are common in the industry. Typically, the research will be used to service all of the Adviser's accounts although a particular client may not benefit from all the research received on each occasion. The nature of the services obtained for clients include industry research reports and periodicals, quotation systems, software for portfolio management and formal databases.

Occasionally, the Adviser utilizes a broker and pays a slightly higher commission than another broker may charge. The higher commission is paid because of the Adviser's need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution. Since most of the Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser is involved with a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the clients.

There are occasions in which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser, some of which accounts may have similar investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.


3.       COUNTERPARTY RISK


The Adviser monitors the creditworthiness of counterparties to its Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.


4.       TRANSACTIONS THROUGH AFFILIATES


The Adviser may effect transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

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


5.       OTHER ACCOUNTS OF THE ADVISER


Investment decisions for a Fund are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. When purchases or sales of the same security for a Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.


6.       PORTFOLIO TURNOVER


The frequency of portfolio transactions of a Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all of the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses.

D.       SECURITIES OF REGULAR BROKER-DEALERS


From time to time a Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year. Table 7 in Appendix B lists the regular broker and dealers of each fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Funds' holdings of those securities as of the Funds' most recent fiscal year.


                     6. PURCHASE AND REDEMPTION INFORMATION

A.       GENERAL INFORMATION

You may purchase or redeem shares or request any shareholder privilege in person at the offices of Forum Shareholder Services, LLC located at Two Portland Square, Portland, Maine 04101.

The Funds accept orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.


Not all classes or funds of the Trust may be available for sale in the sate in which you reside. Please check with your investment professional to determine a class or fund's availability.


B.       ADDITIONAL PURCHASE INFORMATION

Shares of each Fund are sold on a continuous basis by the distributor.

Each Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, a Fund may accept portfolio securities that meet the investment objective and policies of a Fund as payment for Fund shares. A Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1.       IRAS

All contributions into an IRA through systematic investments are treated as IRA contributions made during the year the investment is received.

2.       UGMAS/UTMAS


If the trustee's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the investor must provide a copy of the trust document.


3.       PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in a Fund directly. When you purchase a Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures; you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Funds may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Funds are not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of the Funds through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

C.       ADDITIONAL REDEMPTION INFORMATION

A Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus.

1.       SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of a Fund.

2.       REDEMPTION-IN-KIND

Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities, however, if the Board determines conditions exist which would make payment in cash detrimental to the best interests of a Fund. If redemption proceeds are paid wholly or partly in portfolio securities, shareholders may incur brokerage costs by converting the securities to cash. The Trust has filed an election with the SEC pursuant to which a Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

D.       NAV DETERMINATION

In determining a Fund's NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price. If no sales price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

E.       DISTRIBUTIONS

Distributions of net investment income will be reinvested at a Fund's NAV per share as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV per share of a Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

F.       SALES CHARGES

1.       REDUCED SALES CHARGES


You may qualify for a reduced sales charge on purchases of a Fund under rights of accumulation ("ROA") or a letter of intent ("LOI"). If you qualify under the ROA, the sales charge you pay is based on the total of your current purchase and the net asset value (at the end of the previous fund business day) of shares that you already hold. To qualify for ROA on a purchase, you must inform FSS and supply sufficient information to verify that each purchase qualifies for the privilege or discount. You may also enter into a LOI, which expresses your intent to invest $100,000 or more in a Fund within a period of 13 months. Each purchase under a LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the Fund as if such purchases were executed in a single transaction.


2.       ELIMINATION OF SALES CHARGES

No sales charge is assessed on the reinvestment of a Fund's distributions. No sales charge is assessed on purchases made for investment purposes or on redemptions by:

     o Any bank, trust company, savings association or similar institution with whom the distributor has entered into a share purchase agreement acting on behalf of the institution's fiduciary customer accounts or any account maintained by its trust department (including a pension, profit sharing or other employee benefit trust created pursuant to a qualified retirement plan)
     o Any registered investment adviser with whom the distributor has entered into a share purchase agreement and which is acting on behalf of its fiduciary customer accounts
     o Any broker-dealer with whom the distributor has entered into a Fee-Based Wrap Account Agreement or similar agreement and which is acting on behalf if its fee-based program clients

     o Trustees and officers of the Trust; directors, officers and full-time employees of the Adviser, the distributor, any of their affiliates or any organization with which the distributor has entered into a Selected Dealer or similar agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative

     o Any person who has, within the preceding 90 days, redeemed Fund shares (but only on purchases in amounts not exceeding the redeemed amounts) and completes a reinstatement form upon investment
     o Persons who exchange into a Fund from a mutual fund other than a fund of the Trust that participates in the Trust's exchange program
     o Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended.

Each Fund requires appropriate documentation of an investor's eligibility to purchase or redeem Fund shares without a sales charge. Any shares so purchased may not be resold except to that Fund.

                                  7. TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal income tax law and assumes that each Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key federal income tax considerations affecting each Fund and its shareholders that are not described in the prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders. The discussions here and in the prospectus are not intended as substitutes for careful tax planning.


This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and their shareholders. Any of these changes or court decisions may have a retroactive effect. ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISER AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.


A.       QUALIFICATION AS A REGULATED INVESTMENT COMPANY


Each Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of a Fund.


The tax year-end of each Fund is May 31 (the same as the Fund's fiscal year end).

1.       MEANING OF QUALIFICATION

As a regulated investment company, a Fund will not be subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of long-term capital gains over long-term capital losses) that it distributes to shareholders. In order to qualify as a regulated investment company a Fund must satisfy the following requirements:

     o The Fund must distribute at least 90% of its investment company taxable income (that is, net investment income and capital gain net income) for the tax year. (Certain distributions made by a Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

     o The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing.


     o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.


2.       FAILURE TO QUALIFY

If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of a Fund's current and accumulated earnings and profits. A portion of these distributions generally may be eligible for the dividends-received deduction in the case of corporate shareholders.

Failure to qualify as a regulated investment company would thus have a negative impact on a Fund's income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

B.       FUND DISTRIBUTIONS

Each Fund anticipates distributing substantially all of its net investment income for each tax year. These distributions are taxable to you as ordinary income. These distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

Each Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Funds may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividend-received deduction. Each Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Funds' financial statements. Any such losses may not be carried back.

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by a Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). If you receive a distribution in the form of additional shares, it will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares whose net asset value at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of a Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

If you purchase shares of a Fund just prior to a distribution, you will be taxed on the entire amount of the distribution received, even though the net asset value per share on the date of the purchase reflected the amount of the distribution.

If you hold shares for six months or less and redeem shares at a loss after receiving a capital gain distribution, the loss will be treated as a long-term capital loss to the extent of the distribution.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to you on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year even if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

C.       CERTAIN TAX RULES APPLICABLE TO THE FUNDS' TRANSACTIONS

For federal income tax purposes, when put and call options purchased by a Fund expire unexercised, the premiums paid by a Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by a Fund expire unexercised, the premiums received by a Fund give rise to short-term capital gains at the time of expiration. When a Fund exercise a call, the purchase price of the underlying security is increased by the amount of the premium paid by a Fund. When a Fund exercise a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by a Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.


Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each tax year are "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by a Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. Each Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract, or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Fund's gains or losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund that may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund if all of the offsetting positions consist of Section 1256 contracts.


D.       FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of each Fund's income must be distributed during the next calendar year. Each Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year.

For purposes of calculating the excise tax, each Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year (or November 30 or December 31 if it has made the election described above) in determining the amount of ordinary taxable income for the current calendar year. Each Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E.       SALE OR REDEMPTION OF SHARES


In general, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a so called "wash sale"). In general, any gain or loss arising from the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of capital gain distributions received on such shares. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


F.       BACKUP WITHHOLDING


A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide a correct tax payer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.


G.       FOREIGN SHAREHOLDERS


Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.


If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income distributions paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from U.S. federal income tax on gain realized on the sale of shares of a Fund, capital gain distributions from a Fund, and amounts retained by a Fund that are designated as undistributed capital gain.

In the case of a noncorporate foreign shareholder, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to distributions from a Fund can differ from the rules from the U.S. federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in a Fund.

H.       STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income taxation rules described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in a Fund, distributions from each Fund and the applicability of state and local taxes and related matters.

                                8. OTHER MATTERS

A.       THE TRUST AND ITS SHAREHOLDERS

1.       GENERAL INFORMATION

Forum Funds was organized as a business trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Austin Global Equity Fund                      Investors Equity Fund
BIA Growth Equity Fund                         Investors Growth Fund
BIA Small-Cap Growth Fund                      Investors High Grade Bond Fund
Daily Assets Cash Fund(1)                      Maine Municipal Bond Fund
Daily Assets Government Fund(1)                New Hampshire Bond Fund
Daily Assets Government Obligations Fund(1)    Payson Balanced Fund
Daily Asset Municipal Fund(1)                  Payson Value Fund
Daily Assets Treasury Obligations Fund(1)      Polaris Global Value Fund
Equity Index Fund                              TaxSaver Bond Fund
Investors Bond Fund
(1) The Trust offers shares of beneficial interest in an institutional, institutional service, and investor share class of these series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

Each of the Trust, the investment adviser and subadviser for Investors Equity Fund and Index Portfolio, and the principal underwriter have adopted codes of ethics under Rule 17j-1, as amended, of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund. The Board will consider approving amendments to the code of ethics for the Trust, the investment adviser and subadviser for Investrs Equity Fund and Index Portfolio, and the principal underwriter at its next regularly scheduled meeting.

The Trust and each Fund will continue indefinitely until terminated.

2.       SERIES AND CLASSES OF THE TRUST


Each series or class of the Trust may have a different expense ratio and its expenses will affect each class' performance. For more information on any other class of shares of a Fund, investors may contact FSS.


3.       SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and
(2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4.       CERTAIN REORGANIZATION TRANSACTIONS

The Trust or any series may be terminated upon the sale of its assets to, or merger with, another open-end, management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or a Fund. The Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation. Under the Trust Instrument, the Trustees may, without shareholder vote, cause the Trust or certain series to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to be incorporated under Delaware law, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

B.       FUND OWNERSHIP

As of September 1, 1999, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding Shares of the Fund.

Also as of that date, certain shareholders of record owned 5% or more of a Fund. These shareholders and any shareholder known by the Funds to own beneficially 5% or more of a Fund are listed in Table 8 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of September 1, 1999, the following persons beneficially or of record owned 25% or more of the shares of a Fund (or of the Trust) and may be deemed to control the Fund (or the Trust). For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company's parents are listed.

CONTROLLING PERSON INFORMATION

INVESTORS EQUITY FUND

SHAREHOLDER                                               PERCENTAGE OF
                                                          SHARES OWNED
Babb & Co. (incorporated in New Hampshire)                   91.37%
C/O Bank of New Hampshire
P.O. Box 477
Concord, NH 03302

EQUITY INDEX FUND

SHAREHOLDER                                               PERCENTAGE OF
                                                          SHARES OWNED
Allagash & Co. (incorporated in Maine)                       55.38%
C/O Bank of New Hampshire
P.O. Box 477
Concord, NH 03302
Allagash & Co. (incorporated in Maine)                       41.83%
C/O Bank of New Hampshire
P.O. Box 477
Concord, NH 03302

Bank of New Hampshire is the parent company of Babb & Co. Peoples Heritage Bank is the parent company of Allagash & Co.

C.       LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY


Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Forum Fund's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a Fund is unable to meet its obligations. FAdS believes that, in view of the above, there is no risk of personal liability to shareholders.


The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.       REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

E.       FINANCIAL STATEMENTS

The financial statements of Investors Equity Fund, Equity Index Fund and Index Portfolio of Core Trust for the year ended May 31, 1999 which are included in the Funds' Annual Report to Shareholders dated May 31, 1999 are incorporated herein by reference These financial statements include the schedules of investments, statement of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and independent auditors' reports.

F.       REORGANIZATION OF INDEX PORTFOLIO

On April 21, 1999 the Core Trust Board approved an Agreement and Plan of Reorganization whereby the Portfolio, among other series of Core Trust, will reorganize into a separate series of Wells Fargo Core Trust, another open-end management investment company, that has substantially similar investment objectives and policies. The reorganization is part of a plan to consolidate the mutual fund families of Wells Fargo & Company and Norwest Corporation following last November's merger and to centralize their management as well as the management of the portfolios of Core Trust under one Board of Directors. Pursuant to the Trust's Trust Instrument, the reorganization does not require the approval of the Portfolios' interestholders. The reorganization is expected to occur as soon as reasonably possible. The reorganization is expected to be a tax-free transaction.


The names of the Trustees and officers of Wells Fargo Core Trust, their positions with Wells Fargo Core Trust, age and principal occupations during the past five years are set forth below. The address of each, unless otherwise indicated is 111 Center Street, Little Rock, Arkansas 72201. Each Trustee who is an "interested person" (as defined by the 1940 Act) of Wells Fargo Core Trust is indicated by an asterisk (*).

NAME, POSITION WITH THE TRUST,                PRINCIPAL OCCUPATION(S) DURING
DATE OF BIRTH AND ADDRESS                     PAST 5 YEARS
Robert C. Brown*, Trustee, Secretary and      Director,  Federal Farm Credit  Banks  Funding  Corporation  and Farm
Treasurer                                     Credit System Financial Assistance Corporation since 1993
Born:  August 21, 1931
5038 Kestral Parkway South
Sarasota, FL 34231
Donald H. Burkhardt, Trustee                  Principal of the Burkhardt Law Firm
Born:  June 4, 1926
777 South Steele Street
Denver, CO 80209
Jack S. Euphrat, Trustee                      Private Investor
Born:  May 28, 1922                           Trustee, Barclays Global Investors Funds
415 Walsh Road
Atherton, CA 94027
Thomas S. Goho, Trustee                       Benson-Pruitt  Professorship and Associate Professor of Finance, Wake
Born:  August 7, 1942                         Forest University, Calloway School of Business and Accountancy
321 Beechcliff Court
Winston-Salem, NC 27104
Peter G. Gordon, Trustee                      Chairman  and   Co-Founder  of  Crystal   Geyser  Water  Company  and
Born:  September 29, 1942                     President of Crystal Geyser Roxane Water Company
Crystal Geyser Water Co.
55 Francisco Street, Suite 410
San Francisco, CA 94133

W. Rodney Hughes*, Trustee and President      Private Investor
Born:  September 24, 1926                     President, Wells Fargo Funds since 1999
31 Dellwood Court                             Independent  Director/Trustee,  Master Works  Funds,  Inc. and Master
San Rafael, CA 94901                          Investment Portfolio, since 1999
Richard M. Leach, Trustee                     President  of Richard M. Leach  Associates  (a  financial  consulting
Born: July 16, 1933                           firm)
25 Maple Lane
New London, NH 03257
J. Tucker Morse*, Trustee                     Private Investor/Real Estate Developer
Born:  August 2, 1944                         Chairman of Vault Holdings, LLC
10 Legare Street
Charleston, SC 29401

Timothy J. Penny, Trustee                     Senior Counselor, Himle-Horner (a public relations firm) since 1995
Born:  November 19, 1951                      Senior Fellow,  Humphrey Institute (public policy organization) since
500 North State Street                        1995
Waseca, MN 56093
Donald C. Willeke, Trustee                    Prinicpal, Willeke & Daniels (a law firm)
Born:  June 22, 1940
210 Ridgewood Avenue
Minneapolis, MN 55403

                 APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

A.       CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

1.       MOODY'S INVESTORS SERVICE


AAA Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


AA Bonds, which are rated Aa, are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risk, appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds, which are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds, which are rated B generally, lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds, which are rated Caa, are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds, which are rated Ca, represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE
         Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.       STANDARD AND POOR'S CORPORATION

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA       An obligation rated AA differs from the highest-rated  obligations only
         in  small  degree.   The  obligor's  capacity  to  meet  its  financial
         commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC       An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
         Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


         The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

3.       DUFF & PHELPS CREDIT RATING CO.

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+
AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+
A,A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+
BBB
BBB- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+
BB
BB- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

B+
B,B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP       Preferred stock with dividend arrearages.

4.       FITCH IBCA, INC.

         INVESTMENT GRADE

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         SPECULATIVE GRADE

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD
DD,D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.

B.       PREFERRED STOCK

1.       MOODY'S INVESTORS SERVICE


AAA An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue which is rated "aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue, which is rated "baa", is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue, which is rated "b" generally, lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue, which is rated "ca", is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

 NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

2.       STANDARD & POOR'S

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB
B,CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C        A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C.       SHORT TERM RATINGS

1.       MOODY'S INVESTORS SERVICE

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               o    Leading market positions in well-established industries.
               o    High rates of return on funds employed.
               o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
               o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT
PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

2.       STANDARD AND POOR'S

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

3.       FITCH IBCA, INC.


F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch IBCA's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.


F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as `A1' and capacity for timely repayment may be susceptible to adverse change sin business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

                        APPENDIX B - MISCELLANEOUS TABLES

TABLE 1 - INVESTMENT ADVISORY FEES

The following table shows the dollar amount of fees payable to the Adviser with respect to each Fund, the amount of fee that was waived by the Adviser, if any, and the actual fee received by the Adviser.

                                             ADVISORY FEE PAYABLE     ADVISORY FEE WAIVED     ADVISORY FEE RETAINED
INVESTORS EQUITY FUND
   Year Ended May 31, 1999                         $201,585                 $106,979                 $94,606
   December 17, 1997 to May 31, 1998                $44,695                 $30,943                  $13,752

                                             ADVISORY FEE PAYABLE     ADVISORY FEE WAIVED     ADVISORY FEE RETAINED
EQUITY INDEX FUND
   Year Ended May 31, 1999                          $11,645                    $0                    $11,645
   December 17, 1997 to May 31, 1998                $2,990                     $0                    $2,990

TABLE 2 - SALES CHARGES

The following table shows the dollar amount of aggregate sales charge paid to FFS or FFSI, the amount retained, and the amount reallowed to financial institutions.

                                            AGGREGATE SALES CHARGE           AMOUNT                  AMOUNT
INVESTORS EQUITY FUND                                                       RETAINED                REALLOWED
   Year Ended May 31, 1999                            $0                       $0                      $0
   December 17, 1997 to May 31, 1998                  $0                       $0                      $0

                                            AGGREGATE SALES CHARGE           AMOUNT                  AMOUNT
EQUITY INDEX FUND                                                           RETAINED                REALLOWED
   Year Ended May 31, 1999                            $0                       $0                      $0
   December 17, 1997 to May 31, 1998                  $0                       $0                      $0

TABLE 3 - ADMINISTRATION FEES

The following table shows the dollar amount of fees payable to FAdS with respect to each Fund, the amount of fee that was waived by FAdS, if any, and the actual fee received by FAdS.

                                              ADMINISTRATION FEE       ADMINISTRATION FEE      ADMINISTRATION FEE
INVESTORS EQUITY FUND                               PAYABLE                  WAIVED                 RETAINED
   Year Ended May 31, 1999                          $62,026                    $0                    $62,026
   December 17, 1997 to May 31, 1998                $13,752                 $13,752                    $0

                                              ADMINISTRATION FEE       ADMINISTRATION FEE      ADMINISTRATION FEE
EQUITY INDEX FUND                                   PAYABLE                  WAIVED                 RETAINED
   Year Ended May 31, 1999                          $19,476                 $19,454                    $22
   December 17, 1997 to May 31, 1998                $5,154                   $5,147                    $7

TABLE 4 - ACCOUNTING FEES


The following table shows the dollar amount of fees paid to FAcS with respect to each Fund, the amount of fee that was waived by FAcS, if any, and the actual fee received by FAcS.


                                            ACCOUNTING FEE PAYABLE   ACCOUNTING FEE WAIVED   ACCOUNTING FEE RETAINED
INVESTORS EQUITY FUND
   Year Ended May 31, 1999                          $36,000                    $0                    $36,000
   December 17, 1997 to May 31, 1998                $18,452                    $0                    $18,452

                                      B-1

                                            ACCOUNTING FEE PAYABLE   ACCOUNTING FEE WAIVED   ACCOUNTING FEE RETAINED
EQUITY INDEX FUND
   Year Ended May 31, 1999                          $12,760                 $12,000                    $760
   December 17, 1997 to May 31, 1998                $7,506                    $0                      $7,506

TABLE 5 - TRANSFER AGENCY FEES


The following table shows the dollar amount of fees payable to FSS with respect to each Fund, the amount of fee that was waived by FSS, if any, and the actual fee received by FSS.


                                              TRANSFER AGENCY FEE     TRANSFER AGENCY FEE      TRANSFER AGENCY FEE
INVESTORS EQUITY FUND                               PAYABLE                  WAIVED                 RETAINED
   Year Ended May 31, 1999                          $89,880                    $0                    $89,880
   December 17, 1997 to May 31, 1998                $22,715                 $17,123                  $5,592

                                              TRANSFER AGENCY FEE     TRANSFER AGENCY FEE      TRANSFER AGENCY FEE
EQUITY INDEX FUND                                   PAYABLE                  WAIVED                 RETAINED
   Year Ended May 31, 1999                          $31,635                 $31,434                   $201
   December 17, 1997 to May 31, 1998                $10,295                  $4,998                  $5,297

TABLE 6 - COMMISSIONS

The following table shows the aggregate brokerage commissions of the Investors Equity Fund. The data is for the past three fiscal years (or shorter period if a Fund has been in operation for a shorter period).

INVESTORS EQUITY FUND                                          TOTAL BROKERAGE    % OF BROKERAGE
                                                               COMMISSIONS ($)     COMMISSIONS           % OF
                                                                  PAID TO AN        PAID TO AN       TRANSACTIONS
                                             TOTAL BROKERAGE     AFFILIATE OF      AFFILIATE OF     EXECUTED BY AN
                                             COMMISSIONS ($)     THE FUND OR       THE FUND OR     AFFILIATE OF THE
                                                                   ADVISER           ADVISER        FUND OR ADVISER
  Year Ended May 31, 1999                        $13,077              0%                0%                0%
  December 17, 1997 to May 31, 1998              $4,512               0%                0%                0%

TABLE 7 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following table lists the regular brokers and dealers of each fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Funds' holdings of those securities as of the Funds' most recent fiscal year.

                                                INVESTORS EQUITY FUND                    EQUITY INDEX FUND
REGULAR BROKER OR DEALER
1.       MERRILL LYNCH & CO., INC                      $504,000                                 $0
  Wells Fargo & Co.                                    $520,000                                 $0

TABLE 8 - 5% SHAREHOLDERS

The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund; and (2) any person known by a Fund to own beneficially 5% or more of a class of shares of the Fund, as of September 1, 1999.

INVESTORS EQUITY FUND

NAME AND ADDRESS                                   % OF FUND
Babb & Co. #02-6004105                               91.37%
c/o Bank of New Hampshire
P.O. Box 477
Concord, NH 03302-0477

Allagash & Co.                                       6.43%
C/O Bank of New Hampshire
P.O. Box 477
Concord, NH 03302

EQUITY INDEX FUND

NAME AND ADDRESS                                   % OF FUND
Allagash & Co.                                       55.38%
C/O Bank of New Hampshire
P.O. Box 477
Concord, NH 03302
Allagash & Co.                                       42.83%
C/O Bank of New Hampshire
P.O. Box 477
Concord, NH 03302

                          APPENDIX C - PERFORMANCE DATA

TABLE 1 - TOTAL RETURNS (WITHOUT SALES CHARGE)

The average annual total return of each Fund for the period ended May 31, 1999, was as follows.

                                                       CALENDAR
                               ONE MONTH   THREE        YEAR TO    ONE YEAR   THREE     FIVE      TEN          SINCE
INVESTORS EQUITY FUND                      MONTHS       DATE                  YEARS     YEARS     YEARS     INCEPTION

                               (2.34)%      1.09%       2.94%       24.21%     N/A       N/A       N/A       27.30%

                                                       CALENDAR
                               ONE MONTH   THREE        YEAR TO    ONE YEAR   THREE     FIVE      TEN          SINCE
EQUITY INDEX FUND                          MONTHS       DATE                  YEARS     YEARS     YEARS     INCEPTION

                               (2.37)%      5.42%       6.14%       20.98%     N/A       N/A       N/A       24.13%

TABLE 2 - TOTAL RETURNS (WITH SALES CHARGE)

The average annual total return of each Fund for the period ended May 31, 1999, was as follows.


                                ONE YEAR   FIVE       TEN YEARS     SINCE
INVESTORS EQUITY FUND                        YEARS                INCEPTION

                                  19.24%       N/A        N/A      23.77%


                                ONE YEAR   FIVE       TEN YEARS     SINCE
EQUITY INDEX FUND                            YEARS                INCEPTION

                                  16.14%       N/A        N/A      23.79%

                  APPENDIX D - ADDITIONAL ADVERTISING MATERIALS

                             TEXT OF FORUM BROCHURE

In connection with its advertisements, a Fund may provide a description of the Fund's investment adviser and its affiliates, which are service providers to the Fund. Text, which is currently in use, is set forth below.


"FORUM FINANCIAL GROUP OF COMPANIES


Forum Financial Group of Companies represent more than a decade of diversified experience with every aspect of mutual funds. The Forum Family of Funds has benefited from the informed, sharply focused perspective on mutual funds that experience makes possible.

The Forum Family of Funds has been created and managed by affiliated companies of Portland-based Forum Financial Group, among the nation's largest mutual fund administrators providing clients with a full line of services for every type of mutual fund.

The Forum Family of Funds is designed to give investment representatives and investors a broad choice of carefully structured and diversified portfolios, portfolios that can satisfy a wide variety of immediate as well as long-term investment goals.


Forum Financial Group has developed its "brand name" family of mutual funds and has made them available to the investment public and to institutions on both the national and regional levels.


For more than a decade Forum has had direct experience with mutual funds from a different perspective, a perspective made possible by Forum's position as a leading designer and full-service administrator and manager of mutual funds of all types.

Today Forum Financial Group administers and provides services for over 181 mutual funds for 17 different fund managers, with more than $70 billion in client assets. Forum has its headquarters in Portland, Maine, and has offices in Seattle, Bermuda, and Warsaw, Poland. In a joint venture with Bank Handlowy, the largest and oldest commercial bank in Poland, Forum operates the only independent transfer agent and mutual fund accounting business in Poland. Forum directs an off-shore and hedge fund administration business through its Bermuda office. It employs more than 390 professionals worldwide.

From the beginning, Forum developed a plan of action that was effective with both start-up funds, and funds that needed restructuring and improved services in order to live up to their potential. The success of its innovative approach is evident in Forum's growth rate over the years, a growth rate that has consistently outstripped that of the mutual fund industry as a whole, as well as that of the fund service outsource industry.

Forum has worked with both domestic and international mutual fund sponsors, designing unique mutual fund structures, positioning new funds within the sponsors' own corporate planning and targeted markets.

Forum's staff of experienced lawyers, many of whom have been associated with the Securities and Exchange Commission, have been available to work with fund sponsors to customize fund components and to evaluate the potential of various fund structures.

Forum has introduced fund sponsors to its unique proprietary Core and Gateway(R) partnership, helping them to take advantage of this full-service master/feeder structure.

Fund sponsors understand that even the most efficiently and creatively designed fund can disappoint shareholders if it is inadequately serviced. That is the reason why fund sponsors have relied on Forum to meet all of a fund's complex compliance, regulatory, and filing needs.

Forum's full service commitment includes providing state-of-the-art accounting support (Forum has 7 CPAs on staff, as well as senior accountants who have been associated with Big 6 accounting firms). Forum's proprietary accounting system is continually upgraded and can provide custom-built modules to satisfy a fund's specific requirements. This service is joined with transfer agency and shareholder service groups that draw their strength both from the high caliber of the people staffing each unit and from Forum's advanced technology support system.


More than a decade of experience with mutual funds has given Forum practical hands-on experience and knowledge of how mutual funds function "from the inside out."


Forum has put that experience to work by creating the Forum Family of Funds, a family where each member is designed and positioned for your best investment advantage, and where each fund is serviced with the utmost attention to the delivery of timely, accurate, and comprehensive shareholder information.

INVESTMENT ADVISERS

Forum Investment Advisors, LLC offers the services of portfolio managers with the highest qualifications--because without such direction, a comprehensive and goal-oriented investment program and ongoing investment strategy are not possible. Serving as portfolio managers for the Forum Family of Funds are individuals wit decades of experience with some of the country's major financial institutions.

Forum Funds are also managed by the portfolio managers of H.M. Payson & Co., founded in Portland, Maine in 1854 and one of the oldest investment firms in the country. Payson has approximately $1.25 billion in assets under management, with clients that include pension plans, endowment funds, and institutional and individual accounts.

FORUM INVESTMENT ADVISORS, LLC

Forum Investment Advisors, LLC is the largest Maine based investment adviser with approximately $1.95 billion in assets under management. The portfolio managers have decades of combined experience in a cross section of the country's financial markets. The managers have specific, day-to-day experience in the asset class portfolios they manage, bringing critical focus to meeting each fund's explicit investment objectives. The portfolio managers have been involved in investing the assets of large insurance companies, banks, pension plans, individuals, and of course mutual funds. Forum Investment Advisors, LLC has a staff of analysts and investment administrators to meet the demands of serving shareholders in our funds.

FORUM FAMILY OF FUNDS


It has been said that mutual fund investment offerings--of which there are nearly 10,000, with assets spread across stock, bond, and money market funds worth more than $4 trillion--come in a rainbow of varieties. A better description would be a "spectrum" of varieties, the spectrum graded from green through amber and on to red. In simpler terms, from low risk investments, through moderate to high risk. The lower the risk, the lower the possible reward -- the higher the risk, the higher the potential reward.


The Forum Family of Funds provides conservative investment opportunities that reduce the risk of loss of capital, using underlying money market investments U.S. Government securities (although the shares of the Forum Funds are neither insured nor guaranteed by the U.S. Government or its agencies), thus cushioning the investment against market volatility. These funds offer regular income, ready access to your money, and flexibility to buy or sell at any time.

In the less conservative but still not aggressive category are funds in the Forum Family that seek to provide steady income and, in certain cases, tax-free earnings. Such investments provide important diversification to an investment portfolio.


Growth funds in the Forum Family more aggressively pursue a high return at the risk of market volatility. These funds include domestic and international stock mutual funds."

                      TEXT OF PEOPLES HERITAGE NEWS RELEASE

Peoples Heritage Financial Group, Inc. (NASDAQ: PHBK) announced today that it has formed an alliance with a major mutual fund provider and an investment advisory firm to expand its mutual fund offerings. The alliance with Forum Financial Group and H.M. Payson & Company will result in 18 funds, including the unique Maine Municipal Bond Fund and New Hampshire Bond Fund, being offered through the branches of Peoples' affiliate banks in Maine, New Hampshire and northern Massachusetts and the Company's trust and investment subsidiaries


'There is no secret to where financial services are moving, under one roof," said William J. Ryan, Chairman, President and Chief Executive Officer of Peoples Heritage. "One only has to watch the virtually daily announcements of consolidations in the financial sector to understand that customers are demanding and receiving 'one-stop' financial services.

"We think we are adding the additional competitive advantage of funds that are managed and administered close to home."


Eighteen Forum funds will be offered including two Payson funds. The tax-free Maine and New Hampshire state bond funds are the only two such funds available and usually invest 80% of total assets in municipal securities. Other funds being provided by the alliance include money market, debt and equity funds.

Forum Financial, based in Portland, Maine since 1987, administers 124 funds with more than $29 billion in assets. Forum manages mutual funds for independent investment advisers such as Payson and for banks. Forum Investment Advisors, LLC an affiliate, is the largest Maine-based investment adviser with approximately $1.95 billion in fund assets under management.


"We are providing a great product set to the customers served by Peoples' nearly 200 branches in northern New England," said John Y. Keffer, Forum Financial president, "The key today is to link a wide variety of investment options with convergent, easy access for customers. I believe this alliance does just that."


H.M. Payson & Co., founded in 1854, is one of the nation's oldest investment firms with nearly $1.25 billion in assets under management and $412 million in non-managed custodial accounts. The Payson Value Fund and Payson Balanced Fund are among the 18 offerings.


"I believe we have all the ingredients of a tremendous alliance," said John Walker, Payson President and Managing Director. "We have the region's premier community banking company, a community-based investment adviser, and a local mutual fund company that operates nationally and specializes in working with banks. We are poised to provide solid investment performance and service."


Peoples Heritage Financial Group is a $10 billion multi-state bank and financial services holding company headquartered in Portland, Maine. Its Maine banking affiliate, Peoples Heritage Bank, has the state's leading deposit market share. Its New Hampshire banking affiliate, Bank of New Hampshire, has the state's leading deposit market share. Family Bank, the Company's Massachusetts banking subsidiary, has the state's tenth largest deposit market share and the leading market share in many of the northern Massachusetts communities it serves. Peoples affiliate banks also operate subsidiaries in leasing, trust and investment services and insurance.

FORUM FINANCIAL GROUP:

Headquarters:  Two Portland Square, Portland, Maine 04101
President:  John Y. Keffer
Offices:  Portland, Seattle, Warsaw, Bermuda
*Established in 1986 to administer mutual funds for independent investment advisers and banks *Among the nation's largest third-party fund administrators *Uses proprietary in-house systems and custom programming capabilities *Administration and Distribution Services: Regulatory, compliance, expense accounting, budgeting for all funds

*Fund   Accounting   Services:   Portfolio   valuation,   accounting,   dividend
declaration, and tax advice
*Shareholder   Services:   Preparation  of  statements,   distribution  support,
inquiries and processing of trades
 *Client Assets under Administration and Distribution:  $73 billion
*Client Assets Processed by Fund Accounting:  $53 billion
*Client Funds under Administration and Distribution: 181 mutual funds with 89 share classes
*International Ventures: Joint venture with Bank Handlowy in Warsaw, Poland, using Forum's proprietary transfer agency and distribution systems Off-shore investment fund administration, using Bermuda as Forum's center of operations
*Forum Employees: United States -215, Poland - 180, Bermuda - 4

FORUM CONTACTS:

John Burns, Director, Forum Investment Advisors, LLC, (207) 879-1900 X 6132 Tony Santaniello, Director of Marketing, (207) 879-1900 X 6175



H.M. PAYSON & CO.:

Headquarters:  One Portland Square, Portland, Maine
President and Managing Director: John Walker
Quality investment services and conservative wealth management since 1854

*Assets under Management: $1.25 Billion
*Non-managed Custody Assets: $412 Million
*Client Base: 85% individuals; 15% institutional
*Owned by 11 shareholders; 10 managing directors
*Payson Balanced Fund and Payson Value Fund (administrative and shareholder services provided by Forum Financial Group)
*Employees: 45

H.M. PAYSON & CO. CONTACT:

Joel Harris, Marketing Coordinator, (207) 772-3761

[FORUM                         SEMI-ANNUAL REPORT
 FUNDS]
                               NOVEMBER 30, 1999


                                        INVESTORS EQUITY FUND

                                          EQUITY INDEX FUND








[Picture graphics of Parthenon}

                               TABLE OF CONTENTS



A Message to Our Shareholders................................................1


FINANCIAL STATEMENTS OF FORUM FUNDS (UNAUDITED)

Schedules of Investments:

    Investors Equity Fund....................................................3

    Equity Index Fund........................................................3

Statements of Assets and Liabilities.........................................4

Statements of Operations.....................................................5

Statements of Changes in Net Assets......................................... 6

Financial Highlights.........................................................7

Notes to Financial Statements................................................9

FINANCIAL STATEMENTS OF INDEX PORTFOLIO OF WELLS FARGO CORE TRUST
   NOVEMBER 30, 1999 (UNAUDITED)

Statement of Assets and Liabilities..........................................13

Schedule of Investments......................................................14


FINANCIAL STATEMENTS OF INDEX PORTFOLIO OF CORE TRUST (DELAWARE)
   ANNUAL REPORT - SEPTEMBER 30, 1999

Independent Auditors' Report.................................................22

Statement of Assets and Liabilities..........................................23

Statement of Operations......................................................24

Statements of Changes in Net Assets..........................................25

Financial Highlights.........................................................26

Notes to Financial Statements................................................27

Schedule of Investments......................................................30

FORUM FUNDS(R)
--------------------------------------------------------------------------------
                                                         [Picture of Forum Logo]


INVESTORS EQUITY FUND
EQUITY INDEX FUND

November 30, 1999                                             SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------



Dear Investor:

This Semi-annual Report covers Investors Equity Fund and Equity Index Fund, two series of Forum Funds, and reviews their performance for the six month period ended November 30, 1999. As of this date, the two Funds have combined total assets of over $47 million.

INVESTORS EQUITY FUND

For the six-month period ended November 30, 1999, Investors Equity Fund achieved a total return of 8.49%. This compares favorably to the 7.36% total return of the S&P 500 Index.*

The Fund's investment advisers remain committed to those sectors and industries that have generated long-term, high quality, and consistent growth, focusing on technology, health care, financial services and consumer oriented industries. The advisers seek the leading companies in those industries because leaders are in the best position to control their future company growth.

The U.S. economy continues to forge ahead, surprising even the optimists with its strength, and foreign economies appear to be regaining their footing after the cyclical downturns experienced in 1998. The strength in our economy has naturally led to a tighter labor market and to modest rises in some commodity prices. These factors prompted the Federal Reserve to raise short-term interest rates in a preemptive move to deflect anticipated inflation. Higher interest rates have clearly had an impact on certain sectors of the stock market, particularly the financial services area. The Fund managers believe that these actions by the Federal Reserve will gradually slow the economy, ultimately leading to a modest decline in interest rates, which should provide for a better operating environment for the financial services sector.

Technology stocks remain the largest commitment within the Fund. Clearly this sector has enjoyed the greatest earnings growth in our economy and investors have been generously rewarded. The advisers anticipate additional high earnings growth for technology stocks in the upcoming year, as companies gain further market share with the introduction of new products and services.


EQUITY INDEX FUND

For the six-month period ended November 30, 1999, the Equity Index Fund experienced a gain of 7.49%. This compares favorably to the 7.36% total return of the S&P 500 Index.* In seeking to achieve its objective--to replicate the return of the S&P 500 Index with a minimum of tracking error--the Fund invests substantially all of its assets in Index Portfolio, a series of Wells Fargo Core Trust, another open-end management investment company. Index Portfolio invests in all 500 securities that make up the S&P 500 Index and in the same weightings as in the S&P 500 Index. Index Portfolio also invests in S&P 500 futures. In addition to its investment in the Index Portfolio, the Fund maintains a small portion of its assets in cash, mainly to satisfy shareholders' cash flows.

                                       1                          FORUM FUNDS[R]

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS (continued)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------


IN CONCLUSION

In our current environment of increases in interest rates and with a tightening of monetary policy by the Federal Reserve, we again remind you that you should remain focused on your long-term investment goals. As an investor you should review your portfolio allocation and diversification to ensure that the portfolio remains aligned with your long-term plan. Housing starts and consumer spending are still strong in our economy, despite the increases in interest rates. This vitality is based on buoyant consumer confidence, low unemployment and stronger economies in many parts of the world. The U.S. equity market continues to be driven by the technology sector. As usual, we suggest that you work with your financial professional to determine the appropriate asset investment mix that is likely to meet your needs.

Thank you for your confidence in Forum Funds. We will continue to provide you with the high quality investment service to which you have grown accustomed. If you have questions, please discuss them with your investment professional, or call us at (207) 879-0001.




                                    Sincerely,


                                    /s/ John Y. Keffer

                                    John Y. Keffer,
                                    Chairman














*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DURING THE PERIOD CERTAIN FEES AND EXPENSES WERE WAIVED BY THE SERVICE PROVIDERS. WITHOUT THESE WAIVERS TOTAL RETURNS WOULD HAVE BEEN LOWER. IF THE MAXIMUM SALES CHARGE HAD BEEN REFLECTED AND IF THERE HAD BEEN NO FEE WAIVERS, THE QUOTED PERFORMANCE WOULD HAVE BEEN LOWER.

THE S&P 500 INDEX IS A GROUP OF UNMANAGED SECURITIES WIDELY REGARDED BY INVESTORS TO BE REPRESENTATIVE OF THE MARKET IN GENERAL. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUNDS' MANAGERS AS OF NOVEMBER 30, 1999, AND MAY NOT REFLECT THE VIEWS OF THE MANAGERS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENT IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE.


                                       2                          FORUM FUNDS[R]

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (unaudited)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

INVESTORS EQUITY FUND
COMMON STOCK (99.4%)

     Shares   Security Description                          Value
------------- -----------------------------             --------------
    APPAREL & ACCESSORY STORES (2.7%)
      22,500  Gap, Inc.                                     $ 911,250
                                                        --------------

    BANKS & CREDIT INSTITUTIONS (4.9%)
      42,000  MBNA Corp.                                    1,060,500
      13,000  Wells Fargo & Co.                               604,500
                                                        --------------
                                                            1,665,000
                                                        --------------

     BUILDING MATERIALS (3.1%)
      13,200  Home Depot, Inc.                              1,043,625
                                                        --------------

    BUSINESS SERVICES (14.3%)
      28,800  Automatic Data Processing, Inc            .   1,422,000
      17,000  Ecolab, Inc.                                    588,625
      26,100  Interpublic Group Cos., Inc.                  1,226,700
      18,000  Microsoft Corp. *                             1,638,844
                                                        --------------
                                                            4,876,169
                                                        --------------

    CHEMICALS & ALLIED PRODUCTS (6.1%)
      20,000  Gillette Co.                                    803,750
      11,800  The Procter & Gamble Co.                      1,274,400
                                                        --------------
                                                            2,078,150
                                                        --------------
    COMMUNICATIONS (6.1%)
      18,000  BellSouth Corp.                                 831,375
      23,902  SBC Communications, Inc.                      1,241,410
                                                        --------------
                                                            2,072,785
                                                        --------------

    ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
       EXCEPT COMPUTER EQUIPMENT (10.2%)
      10,000  ADC Telecommunications, Inc. *                  533,125
       8,550  General Electric Co.                          1,111,500
      24,050  Intel Corp.                                   1,844,334
                                                        --------------
                                                            3,488,959
                                                        --------------

    FINANCIAL INSTITUTIONS (2.9%)
      14,925  Federal National Mortgage Assn            .     994,378
                                                        --------------

    FOOD & KINDRED PRODUCTS (1.5%)
       7,500  The Coca Cola Co.                               504,844
                                                        --------------

    GROCERY STORES (1.7%)
      28,000  Kroger Co. *                                    596,750
                                                        --------------

    INDUSTRIAL & COMMERCIAL MACHINERY &
       COMPUTER EQUIPMENT (14.0%)
      11,400  Applied Materials, Inc. *                     1,110,789
      15,000  Cisco Systems, Inc. *                         2,318,875
      14,000  Solectron Corp. *                               906,125
       7,000  Tellabs, Inc. *                                 454,125
                                                        --------------
                                                            4,789,914
                                                        --------------

    INSURANCE (4.5%)
      14,952  American International Group, Inc.           1,543,794
                                                        --------------

    MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
      PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (4.6%)
        28,600  Medtronic, Inc.                           $ 1,111,825
         8,000  Stryker Corp.                                 455,500
                                                      ----------------
                                                            1,567,325
                                                      ----------------


   MISCELLANEOUS RETAIL (2.6%)
        38,000  Staples, Inc. *                               893,000
                                                      ----------------

   PETROLEUM REFINING & RELATED INDUSTRIES (3.4%)
        14,700  Exxon Corp.                                 1,165,894
                                                      ----------------

   PHARMACEUTICAL PREPARATIONS (9.4%)
        19,800  Abbott Laboratories                           752,400
        12,800  Merck & Co., Inc.                           1,004,800
        24,300  Pfizer, Inc.                                  879,356
        11,200  Schering-Plough Corp.                         572,600
                                                      ----------------
                                                            3,209,156
                                                      ----------------
   SECURITY & COMMODITY BROKERS, DEALERS,
      EXCHANGES & SERVICES (2.1%)
         9,000  Merrill Lynch & Co., Inc.                     725,625
                                                      ----------------


   WATER TRANSPORTATION (2.3%)
        18,000  Carnival Corp.                                794,250
                                                      ----------------


   WHOLESALE TRADE - DURABLE GOODS (3.0%)
        10,000  Danaher Corp.                                 491,250
         8,000  Illinois Tool Works, Inc.                     518,000
                                                      ----------------
                                                            1,009,250
                                                      ----------------
    Total Common Stock (Cost $14,456,996)
                                                           33,930,118
                                                      ----------------


    SHORT-TERM INVESTMENTS (0.6%)

     Principal Amount    Security Description              Value
   -------------------  -----------------------       ----------------
     $ 208,977      Bankers Trust Investment Money
                      Market Fund (Cost $208,977)       $ 208,977
                                                      ----------------

    Total Investments (100.0%) (Cost $14,665,973)       $ 34,139,095
                                                      ================




   EQUITY INDEX FUND
   INVESTMENT COMPANY (100.0%)
              Security Description                         Value
---------------------------------------------         ----------------
   Index Portfolio of Wells Fargo Core Trust
             (Cost $10,403,539)                          $ 13,360,658
                                                      ================




-------------------------------------------
 *  Non-income producing security.

See Notes to Financial Statments               3                  FORUM FUNDS[R]

-----------------------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (unaudited)
NOVEMBER 30, 1999
-----------------------------------------------------------------------------------------------------------------


                                                                            INVESTORS                 EQUITY
                                                                              EQUITY                   INDEX
                                                                               FUND                    FUND
                                                                         -----------------        ----------------

ASSETS
      Investments (Notes 1 and 2)
        Investments, at cost                                                 $ 14,665,973            $ 10,403,539
        Net unrealized appreciation                                            19,473,122               2,957,119
                                                                         -----------------        ----------------
      Total investments, at value                                              34,139,095              13,360,658

      Interest, dividends and other receivables                                    22,506                       -
      Receivable for Fund shares sold                                                   -                   1,000
      Organization costs, net of amortization (Note 2)                              2,072                   1,615
                                                                         -----------------        ----------------

Total Assets                                                                   34,163,673              13,363,273
                                                                         -----------------        ----------------

LIABILITIES
      Payable for Fund shares redeemed                                                  -                   1,993
      Payable to adviser (Note 3)                                                  12,597                       -
      Payable to other related parties (Note 3)                                     5,574                       -
      Accrued expenses and other liabilities                                       37,837                   7,671
                                                                         -----------------        ----------------

Total Liabilities                                                                  56,008                   9,664
                                                                         -----------------        ----------------

NET ASSETS                                                                   $ 34,107,665            $ 13,353,609
                                                                         =================        ================

COMPONENTS OF NET ASSETS
      Paid-in capital                                                        $ 11,649,315            $ 10,251,211
      Undistributed (distributions in excess of) net investment income            (36,962)                119,209
      Unrealized appreciation of investments                                   19,473,122               2,957,119
      Net realized gain from investments                                        3,022,190                  26,070
                                                                         -----------------        ----------------

NET ASSETS                                                                   $ 34,107,665            $ 13,353,609
                                                                         =================        ================

SHARES OF BENEFICIAL INTEREST                                                   2,425,617                 886,626

NET ASSET VALUE AND
    REDEMPTION PRICE PER SHARE                                                    $ 14.06                 $ 15.06

OFFERING PRICE PER SHARE
      (NAV / (1 - MAXIMUM SALES LOAD))                                            $ 14.65                 $ 15.69

MAXIMUM SALES LOAD                                                                  4.00%                   4.00%

See Notes to Financial Statements                 4               FORUM FUNDS[R]

----------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (unaudited)
PERIOD ENDED NOVEMBER 30, 1999
----------------------------------------------------------------------------------------------------------------------


                                                                                INVESTORS                 EQUITY
                                                                                 EQUITY                    INDEX
                                                                                  FUND                     FUND
                                                                             ----------------         ----------------

INVESTMENT INCOME
     Interest income                                                                $ 11,024                      $ -
     Dividend income                                                                 131,897                        -
     Interest income allocated from Portfolio (Note 1)                                     -                    8,079
     Dividend income allocated from Portfolio (Note 1)                                     -                   73,090
     Securities lending income allocated from Portfolio (Note 1)                           -                    1,104
     Net expenses allocated from Portfolio (Note 1)                                        -                  (10,126)
                                                                             ----------------         ----------------
Total Investment Income                                                              142,921                   72,147
                                                                             ----------------         ----------------

EXPENSES
     Investment advisory (Note 3)                                                    106,219                        -
     Adminstration (Note 3)                                                           32,683                   11,957
     Transfer agency (Note 3)                                                         47,246                   21,074
     Custody                                                                           4,530                        -
     Accounting (Note 3)                                                              18,000                    6,000
     Audit                                                                             7,700                   11,200
     Legal                                                                             3,824                      625
     Trustees                                                                            985                      358
     Reporting                                                                         5,321                    2,668
     Compliance                                                                        1,522                    1,507
     Amortization of organization costs (Note 2)                                         341                      264
     Miscellaneous                                                                     2,667                      769
                                                                             ----------------         ----------------
Total Expenses                                                                       231,038                   56,422
     Expenses reimbursed and fees waived (Note 4)                                    (51,155)                 (51,709)
                                                                             ----------------         ----------------
Net Expenses                                                                         179,883                    4,713
                                                                             ----------------         ----------------

NET INVESTMENT INCOME (LOSS)                                                         (36,962)                  67,434
                                                                             ----------------         ----------------

NET REALIZED AND UNREALIZED GAIN ON
     INVESTMENTS AND FUTURES TRANSACTIONS
     Net realized gain on investments                                                620,885                        -
     Net realized gain on investments in Portfolio (Note 1)                                -                   49,785
     Net realized gain on futures transactions
        in Portfolio (Note 1)                                                              -                    9,392
                                                                             ----------------         ----------------
Net Realized Gain on Investments                                                     620,885                   59,177
                                                                             ----------------         ----------------

     Net change in unrealized appreciation on investments                          2,146,469                        -
     Net change in unrealized appreciation
        on investments in Portfolio (Note 1)                                               -                  731,428
     Net change in unrealized appreciation on futures
        transactions in Portfolio (Note 1)                                                 -                   21,039
                                                                             ----------------         ----------------
Net Change in Unrealized Appreciation on Investments
     and Futures Transactions                                                      2,146,469                  752,467
                                                                             ----------------         ----------------

NET REALIZED AND UNREALIZED GAIN ON
     INVESTMENTS                                                                   2,767,354                  811,644
                                                                             ----------------         ----------------

NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                                                   $ 2,730,392                $ 879,078
                                                                             ================         ================

See Notes to Financial Statements                5                FORUM FUNDS[R]

---------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (unaudited)
FOR THE YEAR ENDED MAY 31, 1999, AND THE SIX MONTHS ENDED NOVEMBER 30, 1999
---------------------------------------------------------------------------------------------------------------------------


                                                                      INVESTORS                         EQUITY
                                                                       EQUITY                           INDEX
                                                                        FUND                             FUND
                                                         -------------------------------- ---------------------------------

                                                               AMOUNT          SHARES           AMOUNT         SHARES
NET ASSETS, May 31, 1998 ..............................   $ 30,090,343                    $  5,037,606
                                                          ------------                    ------------

OPERATIONS
    Net investment income (loss) ......................       (20,133)                         99,175
    Net realized gain (loss) on investments ...........      4,243,115                        (31,534)
    Net change in unrealized appreciation
       of investments .................................      2,435,455                       1,642,777
                                                          ------------                    ------------
Net Increase in Net Assets Resulting from Operations ..      6,658,437                       1,710,418
                                                          ------------                    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
    Net investment income .............................        (5,924)                        (75,754)
    Net realized gain on investments ..................    (2,567,208)                         (1,550)
                                                          ------------                    ------------
Total Distributions to Shareholders ...................    (2,573,132)                        (77,304)
                                                          ------------                    ------------

CAPITAL SHARE TRANSACTIONS
    Sale of shares ....................................      2,270,010                      5,660,156
    Reinvestment of distributions .....................      2,414,394        216,957          77,304           6,272
    Redemption of shares ..............................     (6,725,877)      (553,217)     (1,280,812)        (93,576)
                                                          ------------    ------------    ------------    ------------
Net Increase (Decrease) from Capital Share Transactions     (2,041,473)      (151,094)       4,456,648         363,213
                                                          ------------    ============    ------------    ============
Net Increase in Net Assets ............................      2,043,832                     6,089,762
                                                          ------------                    ------------

NET ASSETS, May 31, 1999 (A) ..........................     32,134,175                     11,127,368
                                                          ------------                    ------------

OPERATIONS
    Net investment income (loss) ......................        (36,962)                        67,434
    Net realized gain on investments ..................        620,885                         59,177
    Net change in unrealized appreciation
         of investments ...............................      2,146,469                        752,467
                                                          ------------                    ------------
Net Increase in Net Assets Resulting from Operations ..      2,730,392                        879,078
                                                          ------------                    ------------

CAPITAL SHARE TRANSACTIONS
    Sale of shares ....................................      1,071,254          79,871       1,724,883         118,754
    Redemption of shares ..............................     (1,828,156)       (134,604)       (377,720)        (26,308)
                                                          ------------    ------------    ------------    ------------
Net Increase (Decrease) from Capital Share Transactions       (756,902)        (54,733)      1,347,163          92,446
                                                          ------------    ============    ------------    ============
Net Increase in Net Assets ............................      1,973,490                       2,226,241
                                                          ------------                    ------------

NET ASSETS, November 30, 1999 (B) .....................   $ 34,107,665                    $ 13,353,609
                                                          ============                    ============

(A) Undistributed net investment income ...............   $       --                      $     51,775
                                                          ============                    ============
(B) Undistributed (distributions in excess of)
        net investment income .........................   $    (36,962)                   $    119,209
                                                          ============                    ============

See Notes to Financial Statments                  6               FORUM FUNDS[R]

--------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (unaudited)
--------------------------------------------------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period:


                                                                                     INVESTORS
                                                                                      EQUITY
                                                                                       FUND
                                                     ---------------------------------------------------------------------
                                                         June 1, 1999            June 1, 1998          December 17, 1997
                                                              to                     to                       to
                                                      November 30, 1999          May 31, 1999            May 31, 1998
                                                     ---------------------------------------------------------------------

 NET ASSET VALUE PER SHARE, Beginning of Period                   $12.96               $11.43                     $10.00
                                                    ---------------------     ----------------      ---------------------
 INVESTMENT OPERATIONS
      Net investment income (loss)                                 (0.02)               (0.01)                         -  (d)
      Net realized and unrealized gain
           on investments                                           1.12                 2.60                       1.43
                                                    ---------------------     ----------------      ---------------------
 Total from Investment Operations                                   1.10                 2.59                       1.43
                                                    ---------------------     ----------------      ---------------------

 DISTRIBUTIONS TO SHAREHOLDERS FROM
      Net investment income                                            -                    -    (c)                   -
      Net realized gain                                                -                (1.06)                         -
                                                    ---------------------     ----------------      ---------------------
 Decrease in Net Assets from Distributions                             -                (1.06)                         -
                                                    ---------------------     ----------------      ---------------------
 NET ASSET VALUE, End of Period                                   $14.06               $12.96                     $11.43
                                                    =====================     ================      =====================

 TOTAL RETURN (a)                                                  8.49%               24.21%                     14.30%

 RATIO/SUPPLEMENTARY DATA
      Net assets at end of period (000's omitted)                $34,108              $32,134                    $30,090
      Ratios to Average Net Assets
         Expenses, including reimbursement/
              waiver of fees                                       1.10%   (b)          1.10%                      1.10%  (b)
         Expenses, excluding reimbursement/
              waiver of fees                                       1.41%   (b)          1.44%                      2.09%  (b)
      Net investment income (loss), including
            reimbursement/waiver of fees                         (0.23)%   (b)        (0.06)%                      0.09%  (b)

 PORTFOLIO TURNOVER RATE                                              5%                  16%                        11%


-----------------------------------------------------------------------------
(a)  Total return calculations do not include sales charge.
(b)  Annualized.
(c)  Distributions per share were $0.00250.
(d)  Net investment income per share was $.002224.

Notes to Financial Statements                  7                  FORUM FUNDS[R]

-------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (unaudited)
-------------------------------------------------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period:


                                                                                     EQUITY
                                                                                     INDEX
                                                                                      FUND

                                                   -----------------------------------------------------------------------
                                                         June 1, 1999             June 1, 1998        December 24, 1997
                                                              to                       to                     to
                                                      November 30, 1999           May 31, 1999           May 31, 1998
                                                   -----------------------------------------------------------------------

NET ASSET VALUE PER SHARE, Beginning of Period                       $14.01               $11.69                   $10.00
                                                   -------------------------    -----------------    ---------------------
INVESTMENT OPERATIONS
     Net investment income (a)                                         0.08                 0.16                     0.07
     Net realized and unrealized gain
          on investments                                               0.97                 2.27                     1.62
                                                   -------------------------    -----------------    ---------------------
Total from Investment Operations                                       1.05                 2.43                     1.69
                                                   -------------------------    -----------------    ---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
     Net investment income                                                -                (0.11)                       -
     Net realized gain                                                    -                    -  (d)                   -
                                                   -------------------------    -----------------    ---------------------
Decrease in Net Assets from Distributions                                 -                (0.11)                       -
                                                   -------------------------    -----------------    ---------------------

NET ASSET VALUE, End of Period                                       $15.06               $14.01                   $11.69
                                                   =========================    =================    =====================
TOTAL RETURN (b)                                                      7.49%               20.98%                   16.90%

RATIO/SUPPLEMENTARY DATA
     Net assets at end of period (000's omitted)                    $13,354              $11,127                   $5,038
     Ratios to Average Net Assets
        Expenses, including reimbursement/
             waiver of fees                                           0.25%  (c)           0.25%                    0.25%  (c)
        Expenses, excluding reimbursement/
             waiver of fees                                           1.16%  (c)           1.26%                    2.25%  (c)
     Net investment income (loss), including
           reimbursement/waiver of fees                               1.13%  (c)           1.27%                    1.41%  (c)

PORTFOLIO TURNOVER RATE                                                 11%  (e)              4%  (e)                  7%  (e)


---------------------------------------------------------------------------
(a) Includes the Fund's proportionate share of income and expenses of Portfolio.
(b)   Total return calculations do not include sales charge.
(c)   Annualized.
(d)   Distributions per share were $0.002332.
(e) Information presented is that of the Portfolio in which the Fund invests (Note 1).




See Notes to Financial Statements                 8               FORUM FUNDS[R]

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------


NOTE 1.  ORGANIZATION

Forum Funds(R) (the "Trust") is a Delaware business trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has nineteen active investment portfolios. Included in this report is Investors Equity Fund and Equity Index Fund (individually a "Fund", and collectively, "the Funds"), each a diversified portfolio. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Commencement of operations for each Fund was as follows:

         Investors Equity Fund                           December 17, 1997
         Equity Index Fund                               December 24, 1997

MASTER FEEDER ARRANGEMENT - Equity Index Fund seeks to achieve its investment objective by investing all its investable assets in Index Portfolio (the "Portfolio"), a diversified portfolio of Wells Fargo Core Trust, a registered, open-end management investment company. This is commonly referred to as a master-feeder arrangement. Prior to November 5, 1999, Equity Index Fund invested all of its investable assets in Index Portfolio, a diversified portfolio of Core Trust (Delaware), another registered, open-end investment company. On November 5, 1999, Index Portfolio of Core Trust (Delaware) reorganized into the Portfolio. The Portfolio directly acquires portfolio securities and a fund investing in the Portfolio acquires an indirect interest in those securities. The Fund accounts for its investment in the Portfolio as a partnership interest and records daily its share of the Portfolio's income, expenses, and realized and unrealized gain and loss. In addition, the Fund incurs its own expenses. The Fund may withdraw its investment from the Portfolio at any time if the Trust's Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. The financial statements of the Portfolio, including its schedule of investments, are in this report and should be read in conjunction with the Fund's financial statements. Equity Index Fund's ownership interest in Index Portfolio was 0.77% as of November 30, 1999.


NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of each
Fund:

SECURITY VALUATION - On each Fund business day, the Trust determines the net asset value per share of each Fund as of the close of the regular trading day on the New York Stock Exchange. Securities, other than short-term securities, held by Investors Equity Fund, and for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales price is reported, the mean of the last bid and asked price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees pursuant to the Trust's valuation procedures. Securities held by Investors Equity Fund that have a maturity of 60 days or less are valued at amortized cost, which approximates market value. Equity Index Fund records its investments in the Portfolio at value. The value of such an investment reflects the Fund's proportionate interest in the net assets of the Portfolio. The valuation of securities held in the Portfolio is discussed in the Notes to the Financial Statements of the Portfolio, which are included in this report.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain or loss for both financial statements and federal income tax purposes.

REPURCHASE   AGREEMENTS  -  Investors  Equity  Fund  may  invest  in  repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always exceed the repurchase price.

                                        9                         FORUM FUNDS[R]

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------
NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DISTRIBUTIONS TO SHAREHOLDERS - Distributions of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds.

ORGANIZATION COSTS - Costs incurred by each Fund in connection with its organization are amortized using the straight-line method over a five-year period.

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets.


NOTE 3.  ADVISORY FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISER - The investment adviser for Investors Equity Fund is H.M. Payson & Co. ("Payson"). Pursuant to an Investment Advisory Agreement, Payson receives an advisory fee from the Fund at an annual rate of 0.65% of the Fund's average daily net assets. Payson has entered into an investment sub-advisory agreement with Peoples Heritage Bank ("Peoples") under which Peoples exercises certain investment discretion over the assets (or a portion of assets) of the Fund. For its sub-advisory services, Payson pays a fee to Peoples at an annual rate of 0.25% of the Fund's average daily net assets.

The investment adviser for the Portfolio in which Equity Index Fund invests is Wells Fargo Bank ("WFB"). WFB is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. Pursuant to an Investment Advisory Agreement, WFB receives an advisory fee at an annual rate of 0.15% of the Portfolio's average daily net assets. Equity Index Fund pays its pro rata portion of the advisory fees incurred by the Portfolio. WFB has retained the services of Wells Capital Management Inc. ("WCM"), an affiliate, as an investment subadviser to the Portfolio. The fees related to WCM's subadviser services are borne directly by WFB and do not increase the overall fees paid by the Portfolio to WFB.

ADMINISTRATOR - The administrator for each Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives a fee at an annual rate of 0.20% of the average daily net assets of each Fund.

TRANSFER AGENT - The transfer agent and dividend disbursing agent for each Fund is Forum Shareholder Services, LLC ("FSS"). FSS receives from each Fund an annual fee of $12,000, plus 0.25% of the average daily net assets of each Fund, and an annual shareholder account fee of $18 per shareholder account.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is each Fund's distributor. For its services, FFS receives, and may reallocate to certain financial institutions, the sales charges paid in connection with purchases or sales of each Fund's shares. Prior to March 1, 1999, Forum Financial Services, Inc. was each Fund's distributor and received similar compensation from each Fund for its distribution services.

OTHER SERVICE PROVIDER - Forum Accounting Services, LLC ("FAcS") provides fund accounting services to each Fund. For its services, FAcS receives an annual fee of $36,000 from Investors Equity Fund, plus certain amounts based upon the number and types of portfolio transactions made by the Fund. FAcS is compensated $12,000 annually by Equity Index Fund for its services.

                                       10                         FORUM FUNDS[R]

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

NOTE 4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

Certain service providers of each Fund have voluntarily undertaken to waive a portion of their fees and/or reimburse certain expenses of each Fund so that total expenses of each Fund would not exceed certain limitations. Fee waivers and expense reimbursements may be reduced or eliminated at any time. For the six months ended November 30, 1999, expenses reimbursed and fees waived were as follows:


                                                                                                                TOTAL
                                                                                                              EXPENSES
                                         EXPENSES                                                            REIMBURSED
                                        REIMBURSED                       FEES WAIVED                          AND FEES
                                           FADS             FSS         FADS        FACS         PAYSON        WAIVED
Investors Equity Fund                    $     -        $      -      $      -    $    -        $  51,155     $51,155
Equity Index Fund                         13,168          20,584        11,957     6,000                -      51,709


NOTE 5.  SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities, other than short-term investments, held by Investors Equity Fund were $2,207,106 and $1,742,555, respectively, for the period June 1 to November 30, 1999. Please refer to the Portfolio's financial statements for disclosure of the purchases and sales figures of the Portfolio, in which Equity Index Fund invests.

For federal income tax purposes, the tax basis of investment securities owned by Investors Equity Fund as of November 30, 1999 was $14,665,973, and the net unrealized appreciation of investment securities was $19,473,122. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $19,694,273 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $221,151.

                                       11                         FORUM FUNDS[R]

                                NOVEMBER 30, 1999


                                 INDEX PORTFOLIO



                             WELLS FARGO CORE TRUST
                                   (UNAUDITED)

--------------------------------------------------------------------------------------------------------------
INDEX PORTFOLIO
STATEMENTS OF ASSETS AND LIABILITIES (unaudited)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------------------------------------



                                                                                                 INDEX
                                                                                               PORTFOLIO
                                                                                          --------------------
ASSETS
    Investments
       Investments, at cost                                                                   $ 1,069,996,003
       Net unrealized appreciation                                                                652,876,041
                                                                                          --------------------
    Total investments, at value                                                                 1,722,872,044

    Cash                                                                                                3,279
    Collateral for securities loaned                                                              422,394,545
    Receivable for investments sold                                                                   890,850
    Receivable for dividends, interest and other receivables                                        2,185,238
                                                                                          --------------------
Total Assets                                                                                    2,148,345,956
                                                                                          --------------------

LIABILITIES
    Payable for securities loaned                                                                 422,394,545
    Payable for daily variation margin on financial futures
       contracts                                                                                      495,250
    Accrued expenses and other liabilities                                                            239,542
                                                                                          --------------------
Total Liabilities                                                                                 423,129,337
                                                                                          --------------------

NET ASSETS                                                                                    $ 1,725,216,619
                                                                                          ====================

                                       13                 WELLS FARGO CORE TRUST

--------------------------------------------------------------------------------
INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS (unaudited)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

COMMON STOCK (97.8%)

     Shares        Security Description                         Value
------------- --------------------------------              --------------
   AGRICULTURE (0.0%)
      47,800  Nabisco Group Holdings Corp.                      $ 552,687
                                                            --------------

   AMUSEMENT & RECREATION SERVICES  (0.5%)
      18,800  Harrah's Entertainment, Inc.*                       519,350
     302,100  Walt Disney Co. #                                 8,421,038
                                                            --------------
                                                                8,940,388
                                                            --------------

   APPAREL & ACCESSORY STORES (0.7%)
      57,400  CVS Corp. #                                       2,278,063
     125,600  Gap, Inc. #                                       5,086,800
      23,800  Kohl's Corp. *#                                   1,718,063
      31,400  Limited, Inc.                                     1,332,538
      20,500  Nordstrom, Inc.                                     570,156
      46,500  TJX Cos., Inc.                                    1,217,718
                                                            --------------
                                                               12,203,338
                                                            --------------


   APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS
   & SIMILAR MATERIALS (0.1%)
       9,000  Liz Claiborne, Inc. #                               336,937
      17,400  V.F. Corp. #                                        519,825
                                                            --------------
                                                                  856,762
                                                            --------------

   AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS (0.0%)
      21,800  Autozone, Inc. *#                                   600,862
       7,700  Pep Boys - Manny, Moe & Jack #                       74,594
                                                            --------------
                                                                  675,456
                                                            --------------

   AUTOMOTIVE REPAIR, SERVICES & PARKING (0.0%)
      10,200  Ryder System, Inc.                                  230,138
                                                            --------------

   BUILDING CONSTRUCTION-GENERAL CONTRACTORS &
   OPERATIVE BUILDERS (0.0%)
       8,700  Centex Corp.                                        206,625
       7,000  Kaufman & Broad Home Corp. #                        154,875
       6,300  Pulte Corp. #                                       126,394
                                                            --------------
                                                                  487,894
                                                            --------------

   BUILDING MATERIALS, HARDWARE GARDEN SUPPLY & MOBILE
   HOME DEALERS (1.2%)
     217,200  Home Depot, Inc.                                 17,172,375
      55,900  Lowe's Cos., Inc.                                 2,784,519
                                                            --------------
                                                               19,956,894
                                                            --------------

   BUSINESS SERVICES (9.3%)
      52,400  3COM Corp. *                                      2,086,175
      17,800  Adobe Systems, Inc. #                             1,222,638
     324,600  America Online, Inc. *#                          23,594,362
       8,600  Autodesk, Inc. #                                    252,087
      90,600  Automatic Data Processing, Inc.                   4,473,375
      35,000  BMC Software, Inc. *                              2,548,438
      25,500  Cabletron Systems, Inc. *#                          584,906
     105,500  Cendant Corp. *#                                  1,747,344
      21,200  Ceridian Corp. *#                                   458,450
      78,700  Computer Associates International, In             5,115,500
      23,400  Computer Sciences Corp. *#                        1,526,850


 BUSINESS SERVICES - CONTINUED
      52,300  Compuware Corp. *#                            $ 1,768,394
      72,200  Electronic Data Systems Corp.                   4,643,362
      21,100  Equifax, Inc.                                     522,225
      62,800  First Data Corp.                                2,716,100
      45,800  IMS Health, Inc.                                1,079,162
      41,300  Interpublic Group of Cos., Inc. #               1,941,100
      41,200  McKesson HBOC, Inc. #                             963,050
     747,500  Microsoft Corp. *                              68,057,558
      49,100  Novell, Inc. *                                    960,519
      26,000  Omnicom Group, Inc. #                           2,291,250
     210,800  Oracle Corp. *#                                14,294,875
      39,400  Parametric Technology Co. * #                     893,887
      35,600  PeopleSoft, Inc. *#                               669,725
       3,900  Shared Medical Systems Corp. #                    170,625
     113,300  Sun Microsystems, Inc. *                       14,983,925
      25,500  UST, Inc. #                                       678,938
                                                           ---------------
                                                            160,244,820
                                                           ---------------
 CHEMICALS & ALLIED  PRODUCTS (10.2%)
   222,800  Abbott Laboratories #                             8,466,400
    33,600  Air Products and Chemicals, Inc. #                1,087,800
     8,200  Alberto Culver Co. #                                215,762
     9,700  Allergan, Inc. #                                    954,238
    14,900  ALZA Corp. *                                        643,494
    38,200  Avon Products, Inc. #                             1,391,912
    42,600  Baxter International, Inc.                        2,878,162
   290,900  Bristol-Myers Squibb Co.                         21,253,881
    34,600  Clorox Co. #                                      1,541,863
    85,400  Colgate-Palmolive Co.                             4,686,325
    32,200  Dow Chemical Co. #                                3,771,425
   152,800  E.i. Du Pont De Nemours & Co.                     9,082,071
    11,500  Eastman Chemical Co. #                              447,063
    19,000  Ecolab, Inc. #                                      657,875
   160,100  Eli Lilly & Co.                                  11,487,175
     4,700  FMC Corp. * #                                       227,950
    16,100  Goodrich (B.F.) Co. #                               363,256
     8,600  Great Lakes Chemical Corp.                          285,413
    15,500  Hercules, Inc. #                                    368,125
    15,500  International Flavors &
               Fragrances, Inc. #                               570,594
    10,400  Mallinckrodt, Inc.                                  345,800
   343,500  Merck & Co., Inc.                                26,964,750
    92,800  Monsanto Co. #                                    3,915,000
   567,500  Pfizer, Inc.                                     20,536,406
    74,200  Pharmacia & Upjohn, Inc. #                        4,057,812
    25,400  PPG Industries, Inc. #                            1,487,488
    23,300  Praxair, Inc.                                     1,039,763
   194,600  Procter & Gamble Co.                             21,016,800
    31,900  Rohm & Haas Co.                                   1,168,337
   215,100  Schering-Plough Corp.  #                         10,996,988
    24,800  Sherwin-Williams Co.                                531,650
    19,500  Union Carbide Corp.                               1,140,750
    10,400  W.R. Grace & Co. *#                                 141,700
   125,200  Warner Lambert Co.                               11,228,875
    14,000  Watson Pharmaceuticals *#                           520,625
                                                          ---------------
                                                            175,473,528
                                                          ---------------


                                       14                 WELLS FARGO CORE TRUST

--------------------------------------------------------------------------------
INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS (unaudited) (continued)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

COMMON STOCK - CONTINUED
     Shares        Security Description                    Value
------------- --------------------------------         --------------

   COMMUNICATIONS (9.8%)
      44,700  Alltel Corp. #                             $ 3,866,550
     468,000  AT&T Corp.#                                 26,149,500
     227,400  Bell Atlantic Corp. #                       14,397,263
     276,100  BellSouth Corp. #                           12,752,369
     111,624  CBS Corp. *                                  5,804,448
      20,400  CenturyTel, Inc.                               938,400
      49,400  Clear Channel Communications, Inc. *#        3,970,525
     109,800  Comcast Corp., Class A#                      4,961,587
     112,500  Global Crossing Ltd. *#                      4,907,813
     143,700  GTE Corp.                                   10,490,100
     274,300  MCI Worldcom, Inc. #                        22,681,181
      88,800  MediaOne Group, Inc. *#                      7,037,400
      53,000  Nextel Communications, Inc. *#               5,253,625
     500,000  SBC Communications, Inc. #                  25,968,750
     127,100  Sprint Corp. (FON Group)                     8,817,562
      64,400  Sprint Corp. (PCS Group) *#                  5,908,700
      73,900  US West, Inc.                                4,586,419
                                                       --------------
                                                         168,492,192
                                                       --------------

   DEPOSITORY INSTITUTIONS (5.9%)
      57,600  AmSouth Bancorp.                             1,299,600
     253,000  Bank of America Corp. #                     14,800,500
     107,700  Bank of New York Co., Inc. #                 4,294,538
     171,800  Bank One Corp. #                             6,055,950
      46,800  BB&T Corp. #                                 1,503,450
     121,900  Chase Manhattan Corp.                        9,416,775
      22,900  Comerica, Inc. #                             1,213,700
      44,200  Fifth Third Bancorp #                        3,094,000
     140,100  First Union Corp. #                          5,420,119
     144,200  Firstar Corp. #                              3,749,200
     135,000  FleetBoston Financial Corp. #                5,104,688
       8,100  Golden West Financial Corp. #                  817,594
      33,700  Huntington Bancshares, Inc.                    933,069
      25,700  J.P. Morgan & Co., Inc.                      3,379,550
      65,700  KeyCorp  #                                   1,773,900
      75,300  Mellon Bank Corp.                            2,743,744
      90,500  National City Corp.                          2,256,844
      16,300  Northern Trust Corp. #                       1,578,044
      44,500  PNC Bank Corp.                               2,480,875
      32,800  Regions Financial Corp.                        899,950
      15,300  Republic New York Corp. #                    1,081,519
      24,500  SouthTrust Corp.                               950,906
      23,600  State Street Corp.                           1,733,125
      25,900  Summit Bancorp                                 844,987
      47,100  Suntrust Banks, Inc. #                       3,291,112
      39,700  Synovus Financial Corp. #                      794,000
     107,200  U.S. Bancorp                                 3,664,900
      20,900  Union Planters Corp. #                         890,862
      29,600  Wachovia Corp. #                             2,292,150
      84,800  Washington Mutual, Inc. #                    2,459,200
     241,600  Wells Fargo Co. #                           11,234,400
                                                       --------------
                                                         102,053,251
                                                       --------------

 EATING & DRINKING PLACES (0.6%)
    19,400  Darden Restaurants, Inc. #                     $ 345,563
   198,400  McDonald's Corp.                               8,928,000
    22,500  Tricon Global Restaurants, Inc.*                 933,750
    17,800  Wendy's International, Inc. #                    392,712
                                                      ---------------
                                                          10,600,025
                                                      ---------------

 ELECTRIC, GAS & SANITARY SERVICES (2.4%)
    30,200  AES Corp. *#                                   1,749,713
    27,600  Allied Waste Industries, Inc. *                  224,250
    20,100  Ameren Corp. #                                   695,963
    28,300  American Electric Power Co. #                    887,912
    23,400  Carolina Power & Light Co. #                     704,925
    31,100  Central & Southwest Corp. #                      622,000
    23,300  CINergy Corp. #                                  589,781
    17,300  CMS Energy Corp. #                               575,225
    31,300  Coastal Corp. #                                1,103,325
    12,000  Columbia Energy Group                            753,000
    32,400  Consolidated Edison Co. #                      1,117,800
    14,000  Consolidated Natural Gas Co.                     897,750
    21,900  Constellation Energy Group                       644,681
    28,100  Dominion Resources, Inc. #                     1,275,038
    21,200  DTE Energy Co. #                                 700,925
    53,400  Duke Energy Corp.                              2,706,712
     3,900  Eastern Enterprises                              221,325
    50,900  Edison International #                         1,348,850
    33,400  El Paso Energy Corp.                           1,285,900
   104,500  Enron Corp.                                    3,977,531
    36,200  Entergy Corp. #                                  997,762
    34,300  FirstEnergy Corp. #                              799,619
    14,400  Florida Progress Corp.                           615,600
    26,300  FPL Group, Inc.                                1,150,625
    18,400  General Public Utilities, Inc.                   588,800
    48,400  Laidlaw, Inc.                                    296,450
    16,900  New Century Energies, Inc. #                     531,294
    27,400  Niagara Mohawk Holdings, Inc. *                  411,000
     6,900  Nicor, Inc.                                      239,344
    22,600  Northern States Power Co.                        461,888
     4,600  Oneok, Inc. #                                    123,912
    56,200  Pacific Gas & Electric Co.                     1,257,475
    27,300  PECO Energy Co.                                  899,194
     5,200  People's Energy Corp. #                          191,100
    12,400  Pinnacle West Capital Corp.                      411,525
    23,100  PP&L Resources, Inc.                             532,744
    32,100  Public Service Enterprise Group, Inc           1,123,500
    43,300  Reliant Energy, Inc. #                         1,074,381
    35,200  Sempra Energy #                                  651,200
   100,100  Southern Co. #                                 2,339,838
    40,500  Texas Utilities Co.                            1,450,406
    90,700  Waste Management, Inc.                         1,473,875
    63,600  Williams Cos., Inc.                            2,146,500
                                                      ---------------
                                                          41,850,638
                                                      ---------------





                                       15                 WELLS FARGO CORE TRUST

--------------------------------------------------------------------------------
INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS  (unaudited) (continued)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

COMMON STOCK - CONTINUED
    Shares    Security Description                         Value
------------- --------------------------------         --------------

   ELECTRONICS & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
   EXCEPT COMPUTER EQUIPMENT (11.7%)
      15,100  Adaptec, Inc. *#                             $ 813,512
      21,900  ADC Telecommunications, Inc. *#              1,167,544
      21,600  Advanced Micro Devices, Inc. *#                610,200
      25,300  Analog Devices, Inc. *#                      1,453,169
      12,000  Andrew Corp. *                                 167,250
      13,800  Cooper Industries, Inc.                        592,537
      63,600  Emerson Electric Co.                         3,625,200
     480,400  General Electric Co.                        62,452,000
      25,400  General Instrument Corp. *                   1,663,700
     484,500  Intel Corp.                                 37,155,094
      21,600  LSI Logic Corp. *#                           1,305,450
     448,800  Lucent Technologies, Inc.                   32,790,450
      12,800  Maytag Corp. #                                 610,400
      36,700  Micron Technology, Inc. #                    2,463,488
      88,900  Motorola, Inc. #                            10,156,825
      24,600  National Semiconductor Corp. *#              1,045,500
       5,900  National Service Industries                    174,419
      10,800  Network Appliance, Inc. *#                   1,271,025
     194,400  Nortel Networks Corp. #                     14,385,600
      23,500  QUALCOMM, Inc. *#                            8,514,344
      11,200  Scientific-Atlanta, Inc.                       653,100
       3,986  Teledyne Technologies, Inc. *                   35,124
      57,300  Tellabs, Inc. *#                             3,717,337
     115,100  Texas Instruments, Inc. #                   11,056,794
       8,300  Thomas & Betts Corp. #                         340,300
      11,000  Whirlpool Corp. #                              671,000
      23,100  Xilinx, Inc. *                               2,067,450
                                                       --------------
                                                         200,958,812
                                                       --------------

   ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT &
   RELATED SERVICES (0.2%)
      23,600  Dun & Bradstreet Corp.                         637,200
      36,000  Paychex, Inc.                                1,437,750
       6,700  Perkin Elmer, Inc.                             275,538
      16,800  Quintiles Transnational *                      370,650
                                                       --------------
                                                           2,721,138
                                                       --------------

   FABRICATED METAL PRODUCTS, EXCEPT MACHINERY &
   TRANSPORTATION EQUIPMENT (0.6%)
       4,500  Ball Corp. #                                   167,344
       9,900  Crane Co. #                                    181,912
      17,900  Crown Cork & Seal Co., Inc.                    364,712
      20,800  Danaher Corp. #                              1,021,800
      24,400  Fortune Brands, Inc.                           834,175
     158,900  Gillette Co. #                               6,385,794
      15,900  Parker-Hannifin Corp. #                        748,294
       9,600  Snap-On, Inc. #                                290,400
      13,000  Stanley Works #                                404,625
                                                       --------------
                                                          10,399,056
                                                       --------------

   FOOD & KINDRED PRODUCTS (4.0%)
       5,400  Adolph Coors Co. #                             268,650
      68,500  Anheuser-Busch Cos., Inc. #                  5,124,656
      90,400  Archer Daniels Midland Co. #                 1,124,350
      40,900  Bestfoods, Inc. #                            2,241,831
      10,000  Brown-Forman Corp. #                           626,875
      63,600  Campbell Soup Co. #                          2,838,150

   FOOD & KINDRED PRODUCTS (CONTINUED)
     361,600  Coca-Cola Co.                            $ 24,340,200
      62,200  Coca-Cola Enterprises, Inc. #               1,317,862
      71,500  ConAgra, Inc. #                             1,724,938
      44,800  General Mills, Inc.                         1,688,400
      52,500  Heinz (H.J.) Co.                            2,198,438
      20,400  Hershey Foods Corp.                         1,002,150
      59,300  Kellogg Co.                                 2,008,788
     214,200  PepsiCo, Inc.                               7,403,287
      19,600  Quaker Oats Co. #                           1,278,900
      47,400  Ralston-Ralston Purina Group #              1,407,188
     132,300  Sara Lee Corp.                              3,208,275
      63,300  Seagram Co. Ltd. #                          2,757,506
      83,700  Unilever NV - NY Shares #                   4,556,419
      17,000  Wrigley (Wm) Jr. Co.                        1,414,187
                                                     ---------------
                                                         68,531,050
                                                     ---------------

   FOOD STORES (0.3%)
      61,600  Albertson's, Inc. #                         1,967,350
       5,600  Great Atlantic & Pacific Tea Co.              142,450
     121,500  Kroger Co. *#                               2,589,469
      21,800  Winn-Dixie Stores, Inc. *#                    570,887
                                                     ---------------
                                                          5,270,156
                                                     ---------------

   FURNITURE & FIXTURES (0.2%)
      28,800  Leggett & Platt #                            617,400
      64,900  Masco Corp.                                1,638,725
      41,300  Newell Rubbermaid, Inc. #                  1,355,156
                                                    ---------------
                                                         3,611,281
                                                    ---------------


   GENERAL MERCHANDISE STORES (3.1%)
      16,100  Consolidated Stores Corp. *#                 253,575
      32,300  Costco Wholesale Corp. *#                  2,961,506
      64,800  Dayton Hudson Corp.                        4,572,450
      15,700  Dilliards, Inc. #                            296,337
      32,900  Dollar General Corp. #                       806,050
      30,500  Federated Department Stores, Inc. *#       1,435,406
      10,400  Harcourt General, Inc. #                     344,500
      38,600  J.C. Penney Co., Inc.                        861,263
      72,300  Kmart Corp. *#                               718,481
      48,900  May Department Stores Co.                  1,644,263
      55,700  Sears, Roebuck and Co.                     1,904,244
     651,800  Wal-Mart Stores, Inc. #                   37,559,975
                                                    ---------------
                                                        53,358,050
                                                    ---------------

   HEALTH SERVICES (0.2%)
      82,600  Columbia HCA Healthcare Corp. #            2,250,850
      60,800  HEALTHSOUTH Corp. *                          345,800
      15,700  Manor Care, Inc. *#                          314,981
      45,500  Tenet Healthcare Corp. *#                  1,015,219
                                                   ---------------
                                                         3,926,850
                                                   ---------------

   HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION -
   CONTRACTORS (0.2%)
      11,100  Fluor Corp. #                                466,894
       6,000  Foster Wheeler Corp. #                        61,125
      64,600  Halliburton Co. #                          2,499,212
                                                   ---------------
                                                         3,027,231
                                                   ---------------





                                       16                 WELLS FARGO CORE TRUST

--------------------------------------------------------------------------------
INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS (unaudited) (continued)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

COMMON STOCK - CONTINUED
     Shares        Security Description                       Value
------------- --------------------------------           --------------

   HOLDING & OTHER INVESTMENT OFFICES (0.0%)
      17,800  T. Rowe Price                                 $ 640,800
                                                         --------------

   HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES (0.2%)
      29,800  Best Buy Co., Inc. *#                         1,862,500
      29,400  Circuit City Stores                           1,425,900
                                                         --------------
                                                            3,288,400
                                                         --------------

   HOTELS, ROOMING HOUSES, CAMPS & OTHER
   LODGING PLACES (0.1%)
      37,300  Hilton Hotels Corp. #                           375,331
      36,400  Marriott International - Class A              1,185,275
      29,100  Mirage Resorts, Inc. *                          372,844
                                                         --------------
                                                            1,933,450
                                                         --------------

   INDUSTRIAL & COMMERCIAL MACHINERY &
   COMPUTER EQUIPMENT (8.8%)
      23,600  Apple Computer, Inc. *#                       2,309,850
      55,000  Applied Materials, Inc. *#                    5,359,062
      48,200  Baker Hughes, Inc.                            1,217,050
      12,700  Black & Decker Corp.                            569,913
       3,400  Briggs & Stratton Corp. #                       181,688
      13,500  Brunswick Corp.                                 294,469
      52,100  Caterpillar, Inc.                             2,416,138
     476,200  Cisco Systems, Inc. *                        42,471,088
     249,000  Compaq Computer Corp.                         6,084,938
      10,200  Comverse Technology, Inc. *                   1,232,925
       6,100  Cummins Engine Co., Inc. #                      247,050
      34,200  Deere & Co. #                                 1,468,462
     372,100  Dell Computer Corp. *#                       16,000,300
      30,500  Dover Corp. #                                 1,322,937
     148,400  EMC Corp. *#                                 12,400,675
      45,900  Gateway 2000, Inc. *#                         3,505,612
     148,400  Hewlett-Packard Co.                          14,079,450
     265,000  IBM Corp.                                    27,311,562
      24,200  Ingersoll-Rand Co.                            1,172,188
      18,900  Lexmark International Group, Inc. *           1,568,700
       8,700  McDermott International, Inc.                    74,494
       5,400  Milacron, Inc. #                                 78,637
      18,200  Pall Corp. #                                    426,562
      39,200  Pitney Bowes, Inc. #                          1,879,150
      32,600  Seagate Technology, Inc. *                    1,206,200
      27,600  Silicon Graphics, Inc. *#                       260,475
      39,500  Solectron Corp.*                              3,253,813
      28,300  Tandy Corp. #                                 2,168,488
       9,100  Timken Co. #                                    174,037
      44,800  Unisys Corp. *                                1,288,000
                                                         --------------
                                                          152,023,913
                                                         --------------

   INSURANCE AGENTS, BROKERS & SERVICES (0.3%)
      37,500  Aon Corp. #                                   1,338,281
      24,500  Humana, Inc. *                                  171,500
      38,700  Marsh & McLennan Cos., Inc.                   3,042,788
      16,000  MGIC Investment Corp.                           904,000
                                                        --------------
                                                            5,456,569
                                                        --------------

 INSURANCE CARRIERS (4.4%)
      20,600  Aetna Life & Casualty, Inc.                 $ 1,125,275
      38,900  AFLAC, Inc.                                   1,862,337
     116,900  Allstate Corp.                                3,061,319
      36,500  American General Corp.                        2,675,906
     226,800  American International Group, Inc.           23,417,102
      25,800  Chubb Corp.                                   1,381,912
      29,200  CIGNA Corp. #                                 2,401,700
      24,200  Cincinnati Financial Corp.                      810,700
     494,600  Citigroup, Inc.                              26,646,575
      33,100  Hartford Financial Services Group             1,545,356
      15,400  Jefferson-Pilot Corp.                         1,045,275
      29,100  Lincoln National Corp. #                      1,213,106
      15,800  Loews Corp.                                   1,011,200
      14,600  MBIA, Inc. #                                    730,000
      10,700  Progressive Corp. #                             862,019
      20,800  Providian Financial Corp.                     1,645,800
      19,300  Safeco Corp. #                                  457,169
      33,200  St. Paul Cos., Inc.#                          1,002,225
      19,500  Torchmark Corp.                                 619,125
      25,400  United Healthcare Corp.                       1,319,213
      35,000  UnumProvident Corp.                           1,139,688
       9,600  Wellpoint Health Networks, Inc. *               552,600
                                                        ---------------
                                                           76,525,602
                                                        ---------------

 LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE (0.0%)
      15,700  Louisiana-Pacific Corp.                           192,325
                                                        ---------------

 MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
 PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (1.6%)
       7,500  Bard (C.R.), Inc.                                 407,344
       8,400  Bausch & Lomb, Inc.                               460,425
      36,700  Becton, Dickinson and Co. #                     1,000,075
      16,500  Biomet, Inc. #                                    522,844
      60,600  Boston Scientific Corp. *                       1,280,175
      46,400  Eastman Kodak Co.                               2,871,000
      44,300  Guidant Corp. *#                                2,215,000
      18,700  Honeywell, Inc.                                 2,093,231
      12,500  Johnson Controls, Inc. #                          681,250
      12,900  KLA-Tencor Corp. *#                             1,090,856
     171,800  Medtronic, Inc.                                 6,678,725
       6,600  Millipore Corp. #                                 216,563
      14,900  PE Corp - PE Biosystems Group                   1,216,212
       6,500  Polaroid Corp. #                                  125,125
      49,500  Raytheon Co., Class B #                         1,519,031
      12,400  St. Jude Medical, Inc. *                          329,375
       6,900  Tektronix, Inc. #                                 234,600
      25,100  Teradyne, Inc. *#                               1,093,419
      23,100  Thermo Electron Corp. *                           346,500
      97,100  Xerox Corp. #                                   2,627,769
                                                         ---------------
                                                             27,009,519
                                                         ---------------
 METAL MINING (0.2%)
      57,100  Barrick Gold Corp. #                            1,027,800
      13,200  Cyprus Amax Minerals Co.                          238,425
      23,900  Freeport-McMoran Inc., Class B*#                  377,919
      38,100  Homestake Mining Co.                              314,325
      24,500  Newmont Mining Corp. #                            580,344
      47,700  Placer Dome, Inc.                                 542,587
                                                       ---------------
                                                            3,081,400
                                                       ---------------





                                       17                 WELLS FARGO CORE TRUST

--------------------------------------------------------------------------------
INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS (unaudited) (continued)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED
     Shares         Security Description                        Value
------------- --------------------------------              --------------

   MINING & QUARRYING OF NONMETALLIC MINERALS,
   EXCEPT FUELS (0.0%)
      14,700   Vulcan Materials Co. #                           $ 591,675
                                                            --------------

   MISCELLANEOUS MANUFACTURING INDUSTRIES (0.7%)
      28,500  Hasbro, Inc. #                                      614,531
      12,900  ITT Industries, Inc.                                449,887
       5,000  Jostens, Inc. #                                      91,875
      61,500  Mattel, Inc. #                                      880,219
       1,200  NACCO Industries, Inc. #                             58,125
     245,000  Tyco International Ltd. #                         9,815,313
       1,395  Water Pik Technologies, Inc. *                       10,288
                                                            --------------
                                                               11,920,238
                                                            --------------

   MISCELLANEOUS RETAIL (0.5%)
      20,500  Bed Bath & Beyond, Inc. *#                          640,625
       5,800  Longs  Drug Stores, Inc. #                          145,725
      54,900  Office Depot, Inc. *                                610,762
      37,900  Rite Aid Corp. #                                    286,619
      68,100  Staples, Inc. *                                   1,600,350
      36,300  Toys 'R' Us, Inc. *#                                635,250
     147,000  Walgreen Co. #                                    4,281,375
                                                            --------------
                                                                8,200,706
                                                            --------------

   MOTION PICTURES (0.1%)
      31,800  Unicom Corp.#                                     1,015,612
                                                            --------------

   MOTOR FREIGHT TRANSPORTATION (0.1%)
      43,600  FDX Corp. *#                                      1,839,375
                                                            --------------

   NONDEPOSITORY CREDIT INSTITUTIONS (2.8%)
      65,800  American Express Co.                              9,956,362
     106,600  Associates First Capital Corp.                    3,544,450
      28,900  Capital One Financial Corp. #                     1,345,656
      47,900  Conseco, Inc. #                                     969,975
      16,500  Countrywide Credit Industries, Inc. #               464,063
     150,100  Fannie Mae                                       10,000,413
     101,800  Freddie Mac                                       5,026,375
      70,100  Household International, Inc.                     2,773,331
     117,400  MBNA Corp.                                        2,964,350
      83,600  Morgan Stanley Dean Witter & Co. #               10,084,250
      23,600  SLM Holding Corp.                                 1,169,675
                                                             --------------
                                                               48,298,900
                                                             --------------

   OIL & GAS EXTRACTION (0.5%)
      18,700  Anadarko Petroleum Corp.                           563,338
      16,000  Apache Corp.                                        598,069
      31,900  Burlington Resources, Inc. #                      1,072,638
       7,200  Helmerich & Payne, Inc.                             162,900
      51,100  Occidental Petroleum Corp.                        1,121,006
      12,200  Rowan Cos., Inc. *                                  208,925
      80,200  Schlumberger Ltd.                                 4,817,012
      36,900  Union Pacific Resources Group, Inc. #               482,006
                                                            --------------
                                                                9,025,894
                                                            --------------

   PAPER & ALLIED PRODUCTS (1.3%)
      16,600  Avery Dennison Corp. #                              985,625
       7,700  Bemis Co., Inc. #                                   242,550
       8,400  Boise Cascade Corp. #                               290,850

   PAPER & ALLIED PRODUCTS (CONTINUED)
       14,100  Champion International Corp. #                   $ 781,669
       32,400  Fort James Corp.                                   931,500
       25,100  Georgia-Pacific Group #                            999,294
       21,800  IKON Office Solutions, Inc. #                      145,787
       60,600  International Paper Co. #                        3,162,563
       78,000  Kimberly-Clark Corp.                             4,982,250
       15,000  Mead Corp.                                         535,312
       59,000  Minnesota Mining and
                  Manufacturing Co.                             5,638,188
       25,000  Pactiv Corp. *#                                    256,250
       12,200  Sealed Air Corp. *#                                573,400
        8,200  Temple-Inland, Inc.                                469,450
       14,700  Westvaco Corp. #                                   443,756
       34,500  Weyerhaeuser Co. #                               2,113,125
       16,300  Willamette Industries, Inc. #                      674,412
                                                           ---------------
                                                               23,225,981
                                                           ---------------

    PERSONAL SERVICES (0.1%)
       14,300  H&R Block, Inc.                                    614,900
       39,800  Service Corp. International                        300,988
                                                           ---------------
                                                                  915,888
                                                           ---------------


    PETROLEUM REFINING & RELATED INDUSTRIES (5.0%)
       13,300  Amerada Hess Corp. #                               770,569
       10,600  Ashland, Inc. #                                    357,750
       47,200  Atlantic Richfield Co.                           4,548,900
       96,100  Chevron Corp.                                    8,510,856
       91,900  Conoco, Inc., Class B                            2,406,631
      355,600  Exxon Corp. *                                   28,203,525
       12,700  Kerr-McGee Corp. #                                 727,075
      114,700  Mobil Corp.                                     11,964,644
       37,100  Phillips Petroleum Co.                           1,773,844
      314,100  Royal Dutch Petroleum Co. #                     18,217,800
       13,300  Sunoco, Inc.                                       339,981
       81,000  Texaco, Inc.                                     4,935,938
       22,300  Tosco Corp. #                                      603,494
       35,500  Unocal Corp. #                                   1,178,156
       45,200  USX-Marathon Group, Inc. #                       1,194,975
                                                           ---------------
                                                               85,734,138
                                                           ---------------

    PHARMACEUTICAL PREPARATIONS (1.0%)
      191,400  American Home Products Corp.                     9,952,800
      149,400  Amgen, Inc. *                                    6,807,038
                                                           ---------------
                                                               16,759,838
                                                           ---------------

    PRIMARY METAL INDUSTRIES (0.5%)
       33,100  Alcan Aluminum Ltd. #                            1,125,400
       53,700  Alcoa, Inc. #                                    3,517,350
       13,950  Allegheny Technologies                             351,366
       19,200  Bethlehem Steel Corp. *                            120,000
       18,400  Engelhard Corp. #                                  309,350
       28,100  Inco Ltd.                                          516,337
       12,800  Nucor Corp. #                                      645,600
        8,500  Phelps Dodge Corp. #                               442,000
        9,200  Reynolds Metals Co.                                575,575
       12,900  USX-U.S. Steel Group, Inc.                         326,531
       13,500  Worthington Industries, Inc. #                     216,000
                                                           ---------------
                                                                8,145,509
                                                           ---------------





                                       18                 WELLS FARGO CORE TRUST

--------------------------------------------------------------------------------
INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS (unaudited) (continued)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

COMMON STOCK - CONTINUED
     Shares        Security Description                         Value
------------- --------------------------------              --------------

 PRINTING, PUBLISHING & ALLIED INDUSTRIES (1.6%)
       9,900  American Greetings Corp.                          $ 233,269
      11,100  Deluxe Corp. #                                      290,681
       13,300  Dow Jones & Co., Inc. #                             806,312
      41,000  Gannett Co., Inc. #                               2,934,063
      11,900  Knight Ridder, Inc. #                               649,294
      28,800  McGraw-Hill Cos., Inc. #                          1,632,600
       7,600  Meredith Corp. #                                    287,375
      25,500  New York Times Co. #                                980,156
      18,700  R.R. Donnelley & Sons Co.                           448,800
     189,400  Time Warner, Inc. #                              11,683,613
       6,900  Times Mirror Co. #                                  445,481
      34,700  Tribune Co. #                                     1,667,769
     102,000  Viacom, Inc., Class B *#                          5,074,500
                                                            --------------
                                                               27,133,913
                                                            --------------

   RAILROAD TRANSPORTATION (0.4%)
      68,100  Burlington Northern Santa Fe Corp.                1,974,900
      31,900  CSX Corp. #                                       1,134,444
      16,200  Kansas City Southern Industries, Inc.               964,912
      55,700  Norfolk Southern Corp. #                          1,190,588
      36,300  Union Pacific Corp. #                             1,708,369
                                                            --------------
                                                                6,973,213
                                                            --------------

   RUBBER & MISCELLANEOUS PLASTICS PRODUCTS (0.4%)
       5,900  Armstrong World Industries #                        197,650
      11,100  Cooper Tire & Rubber Co.                            166,500
      22,900  Goodyear Tire & Rubber Co. #                        772,875
      44,000  Illinois Tool Works, Inc. #                       2,849,000
      41,200  Nike, Inc., Class B #                             1,895,200
       8,200  Reebok International Ltd. *#                         73,800
       8,400  Tupperware Corp.                                    149,625
                                                            --------------
                                                                6,104,650
                                                            --------------

   SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES
   & SERVICES (0.8%)
      17,955  Bear Stearns Cos., Inc.                              732,788
     119,800  Charles Schwab Corp.                               4,544,913
      36,900  Franklin Resources, Inc.                           1,160,044
      17,600  Lehman Brothers Holding, Inc. #                    1,344,200
      54,100  Merrill Lynch & Co., Inc.                          4,361,812
      21,300  Paine Webber Group, Inc. #                           834,694
                                                             --------------
                                                                12,978,451
                                                             --------------

   STONE, CLAY, GLASS & CONCRETE PRODUCTS (0.2%)
      35,800  Corning, Inc. #                                   3,354,012
       8,000  Owens Corning #                                     126,000
      22,800  Owens-Illinois, Inc. *#                             545,775
                                                            --------------
                                                                4,025,787
                                                            --------------

   TEXTILE MILL PRODUCTS (0.0%)                                  $ 64,006
        4,900  Russell Corp. #                                   $ 64,006
        2,600  Springs Industries, Inc., Class A                  104,000
                                                           ---------------
                                                                  168,006
                                                           ---------------

   TOBACCO PRODUCTS (0.5%)
      350,100  Philip Morris Cos., Inc.                         9,212,006
                                                           ---------------

   TRANSPORTATION BY AIR (0.2%)
       22,000  AMR Corp. *#                                      1,339,250
       20,600  Delta Airlines, Inc. #                            1,014,550
       73,800  Southwest Airlines Co.                            1,203,862
       10,500  US Airways Group, Inc. *#                           293,344
                                                            ---------------
                                                                 3,851,006
                                                            ---------------

    TRANSPORTATION EQUIPMENT (2.4%)
       80,600  Allied-Signal, Inc. *#                            4,820,888
      140,700  Boeing Co.                                        5,742,319
       24,300  Dana Corp. #                                        674,325
       82,800  Delphi Automotive Systems Corp.                   1,304,100
       10,600  Eaton Corp. #                                       820,838
        4,900  Fleetwood Enterprises, Inc.                         102,900
      177,200  Ford Motor Co.                                    8,948,600
       29,200  General Dynamics Corp.                            1,505,625
       94,300  General Motors Corp.                              6,789,600
       57,900  Lockheed Martin Corp. #                           1,150,763
        9,700  Navistar International Corp. *                      360,719
       10,200  Northrop Grumman Corp.                              573,112
       11,500  PACCAR, Inc.                                        472,937
       28,000  Rockwell International Corp. #                    1,389,500
       22,000  Textron, Inc. #                                   1,563,375
       17,800  TRW, Inc. #                                         928,937
       70,500  United Technologies Corp.                         3,983,250
                                                            ---------------
                                                                41,131,788
                                                            ---------------

    WATER TRANSPORTATION (0.2%)
       89,800  Carnival Corp.                                    3,962,425
                                                            ---------------

    WHOLESALE TRADE-DURABLE GOODS (1.3%)
       26,200  Genuine Parts Co. #                                 674,650
       13,700  Grainger (W.W.), Inc. #                             645,612
      196,900  Johnson & Johnson                                20,428,375
        4,200  Potlatch Corp. #                                    169,837
                                                            ---------------
                                                                21,918,474
                                                            ---------------

    WHOLESALE TRADE-NONDURABLE GOODS (0.4%)
       39,900   Cardinal Health, Inc.                            2,087,269
       74,700   Safeway, Inc. *#                                 2,754,562
       14,800   Sigma Aldrich #                                    423,650
       20,300   SUPERVALU, Inc. #                                  394,581
       48,500   Sysco Corp.                                      1,846,031
                                                            ---------------
                                                                 7,506,093
                                                            ---------------

    Total Common Stocks (Cost $1,032,338,129)                1,685,213,179
                                                            ---------------



                                       19                 WELLS FARGO CORE TRUST

-------------------------------------------------------------------------
INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS (unaudited) (continued)
NOVEMBER 30, 1999
-------------------------------------------------------------------------
          Face Amount       Security Description              Value
-------------------- ------------------------------------ ---------------

    CORPORATE NOTES (0.2%)
          $1,605,000 NationsBank Corp., 6.20% V/R, 7/1/04    $ 1,605,000
          1,600,000  Spintab/Swedmortgage, 6.01% V/R,
                     12/20/99                                  1,599,520
                                                          ---------------
     Total Corporate (Cost $3,197,586)                         3,204,520
                                                          ---------------

    U.S. TREASURY BILLS (0.1%)
          2,410,000  4.62% yield, 4/27/00++ (cost $2,363,718)   2,357,775
                                                          ---------------

    TIME DEPOSITS (1.9%)
          32,096,570 Fifth Third Bank, 5.78%, 12/1/99         32,096,570
                                                          ---------------
                     (Cost $32,096,570)

TOTAL INVESTMENTS (100.0%)                                $ 1,722,872,044
                                                          ===============
  (Cost 1,069,996,003)

Financial Futures Contracts++

                                                                  Unrealized
Position   Contracts                    Index                       Gain
--------  ------------    --------------------------------      ---------------
  Long       109        S&P 500 Futures, Expiring December 17,    $11,122,825
                          1999 (notional value $37,918,375)








---------------------------------------------------------
*   Non-income producing security.

#   Part or all of this investment is on loan.

++ As of November 30, 1999, $2,410,000 of U.S. Treasury Bills, 4/17/00, with a market value of $2,357,775 were pledged to cover margin requirements for open futures contracts.

V/R Variable rate - These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or readjustment. The interest rates shown reflect the rate in effect on November 30, 1999.











                                       20                 WELLS FARGO CORE TRUST

                                  ANNUAL REPORT

                               SEPTEMBER 30, 1999


                                 INDEX PORTFOLIO



                              CORE TRUST (DELAWARE)

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------


To the Board of Trustees and Partners
Core Trust (Delaware)

         We have audited the accompanying statement of assets and liabilities of Index Portfolio of Core Trust (Delaware), including the schedule of investments, as of September 30, 1999, and the related statements of operations for the periods presented on page 24, statements of changes in net assets for the periods presented on page 25 and financial highlights for the periods presented on page 26. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets and the financial highlights for all periods ending prior to June 1, 1998 were audited by other auditors, whose report dated July 21, 1998 expressed an unqualified opinion on those financial statements and financial highlights.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Index Portfolio as of September 30, 1999, the results of its operations, changes in its net assets and financial highlights for each of the periods indicated in the first paragraph above, in conformity with generally accepted accounting principles.



                                                   [KPMG Computerized Signature]


Boston, Massachusetts
November 18, 1999









                                       22                  CORE TRUST (DELAWARE)

---------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999
---------------------------------------------------------------------------------------------------------------



                                                                                                   INDEX
                                                                                                 PORTFOLIO
                                                                                            -------------------
ASSETS
Investments (Note 2)
        Investments, at cost                                                                    $1,060,009,766
        Net unrealized appreciation                                                                525,192,203
                                                                                            -------------------
Total investments, at value                                                                      1,585,201,969

Collateral for securities loaned (Notes 2 and 6)                                                   259,210,830
Receivable from daily variation margin on futures contracts (Note 2)                                   448,350
Receivable for investments sold                                                                         34,899
Receivable for dividends, interest and other receivables                                             1,769,945
Organization costs, net of amortization (Note 2)                                                           725
                                                                                            -------------------

Total Assets                                                                                     1,846,666,718
                                                                                            -------------------

LIABILITIES
Payable for investments purchased                                                                    3,652,909
Payable for securities loaned (Notes 2 and 6)                                                      259,210,830
Payable to custodian (Note 3)                                                                           14,573
Payable to investment adviser and affiliates (Note 3)                                                  200,159
Accrued expenses and other liabilities                                                                  29,585
                                                                                            -------------------

Total Liabilities                                                                                  263,108,056
                                                                                            -------------------

NET ASSETS                                                                                      $1,583,558,662
                                                                                            ===================











See Notes to Financial Statements              23          CORE TRUST (DELAWARE)

------------------------------------------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------------

                                                                                              INDEX
                                                                                            PORTFOLIO
                                                                               -----------------------------------
                                                                                  FOUR MONTHS           YEAR
                                                                                    ENDED               ENDED
                                                                               SEPTEMBER 30, 1999    MAY 31, 1999

INVESTMENT INCOME
       Dividend income                                                             $ 7,134,863       $ 21,699,973
       Interest income                                                                 848,084          1,826,068
       Securities lending income (Note 2)                                               92,418            412,363
                                                                               ----------------   ----------------
Total Investment Income                                                              8,075,365         23,938,404
                                                                               ----------------   ----------------

EXPENSES
       Advisory (Note 3)                                                               849,293          2,351,029
       Administration (Note 3)                                                         283,098            783,676
       Custody (Note 3)                                                                 61,620            171,735
       Accounting (Note 3)                                                              50,000            153,500
       Legal                                                                             3,206              5,734
       Audit                                                                            20,000             36,331
       Trustees                                                                          1,010              2,934
       Pricing                                                                          15,963             28,971
       Amortization of organization costs (Note 2)                                       2,024              6,072
       Miscellaneous                                                                     5,591             35,927
                                                                               ----------------   ----------------
Total Expenses                                                                       1,291,805          3,575,909
       Fees waived (Note 4)                                                           (286,572)          (779,240)
                                                                               ----------------   ----------------
Net Expenses                                                                         1,005,233          2,796,669
                                                                               ----------------   ----------------
NET INVESTMENT INCOME                                                                7,070,132         21,141,735
                                                                               ----------------   ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
       Net Realized Gain from
         Securities                                                                 14,370,473         21,545,068
         Financial futures transactions                                              3,547,453          4,808,254
                                                                               ----------------   ----------------
       Net Realized Gain from Investments                                           17,917,926         26,353,322
                                                                               ----------------   ----------------
       Net Change in Unrealized Appreciation (Depreciation) of
         Securities                                                               (246,554,792)       248,662,572
         Financial futures transactions                                               (510,977)        (1,352,724)
                                                                               ----------------   ----------------
Net Change in Unrealized Appreciation (Depreciation) of Investments               (247,065,769)       247,309,848
                                                                               ----------------   ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                            (229,147,843)       273,663,170
                                                                               ----------------   ----------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  ($222,077,711)      $294,804,905
                                                                               ================   ================










See Notes to Financial Statements             24           CORE TRUST (DELAWARE)

-------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS OR PERIODS ENDED MAY 31, 1998, MAY 31, 1999 AND SEPTEMBER 30, 1999
-------------------------------------------------------------------------------------------------------------------



                                                                                                     INDEX
                                                                                                   PORTFOLIO
                                                                                             ----------------------

NET ASSETS, MAY 31, 1997                                                                              $455,992,618
                                                                                             ----------------------

OPERATIONS
     Net investment income                                                                              18,212,835
     Net realized gain from investments                                                                 40,577,843
     Net change in unrealized appreciation of investments                                              232,315,725
                                                                                             ----------------------
Net Increase in Net Assets Resulting from Operations                                                   291,106,403
                                                                                             ----------------------

TRANSACTIONS IN INVESTORS' BENEFICAL INTERESTS
     Contributions (Note 7)                                                                            791,000,962
     Withdrawals                                                                                      (152,820,060)
                                                                                             ----------------------
Net Increase from Transactions in Investors' Beneficial Interest                                       638,180,902
                                                                                             ----------------------
Net Increase in Net Assets                                                                             929,287,305
                                                                                             ----------------------

NET ASSETS MAY 31, 1998 (a)                                                                          1,385,279,923
                                                                                             ----------------------

OPERATIONS
     Net investment income                                                                              21,141,735
     Net realized gain from investments                                                                 26,353,322
     Net change in unrealized appreciation of investments                                              247,309,848
                                                                                             ----------------------
Net Increase in Net Assets Resulting from Operations                                                   294,804,905
                                                                                             ----------------------

TRANSACTIONS IN INVESTORS' BENEFICAL INTERESTS
     Contributions                                                                                     338,399,367
     Withdrawals                                                                                      (187,842,788)
                                                                                             ----------------------
Net Increase from Transactions in Investors' Beneficial Interest                                       150,556,579
                                                                                             ----------------------
Net Increase in Net Assets                                                                             445,361,484
                                                                                             ----------------------

NET ASSETS MAY 31, 1999                                                                              1,830,641,407
                                                                                             ----------------------

OPERATIONS
     Net investment income                                                                               7,070,132
     Net realized gain from investments                                                                 17,917,926
     Net change in unrealized (depreciation) of investments                                           (247,065,769)
                                                                                             ----------------------
Net Decrease in Net Assets Resulting from Operations                                                  (222,077,711)
                                                                                             ----------------------

TRANSACTIONS IN INVESTORS' BENEFICAL INTERESTS
     Contributions                                                                                     168,104,830
     Withdrawals                                                                                      (193,109,864)
                                                                                             ----------------------
Net Decrease from Transactions in Investors' Beneficial Interest                                       (25,005,034)
                                                                                             ----------------------
Net Decrease in Net Assets                                                                            (247,082,745)
                                                                                             ----------------------

NET ASSETS, SEPTEMBER 30, 1999                                                                      $1,583,558,662
                                                                                             ======================

(a)  Beginning of Period                                                                              June 1, 1997


See Notes to Financial Statements            25            CORE TRUST (DELAWARE)

------------------------------------------------------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

                                                                       Ratios to Average
                                                                        Net Assets (a)
                                              ------------------------------------------------------------
                                                     Net                                                          Portfolio
                                                 Investment                Net                 Gross               Turnover
                                                   Income                Expenses           Expenses (c)             Rate
                                             ----------------         ------------        --------------        --------------

For Year or Period
     June 1, 1999 to September 30, 1999             1.25%                 0.18%                0.23%                 11%
     June 1, 1998 to May 31, 1999                   1.35%                 0.18%                0.23%                  4%
     June 1, 1997 to May 31, 1998                   1.60%                 0.19%                0.24%                  7%
     June 1, 1996 to May 31, 1997                   2.03%                 0.11%                0.31%                  7%
     November 1, 1995 to May 31, 1996               2.35%                 0.17%                0.32%                  7%
     November 11, 1994(b) to October 31, 1995       2.42%                 0.17%                0.33%                  8%




-----------------------------------------------------------
(a)  Ratios for periods of less than one year are annualized.
(b)  Commencement of operations.
(c) During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 4).











See Notes to Financial Statements             26           CORE TRUST (DELAWARE)

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

NOTE 1.   ORGANIZATION

Core Trust (Delaware) ("Core Trust") is organized as a Delaware business trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). Core Trust currently has twenty-one separate investment portfolios. These financial statements relate to Index Portfolio (the "Portfolio"), which commenced operations on November 11, 1994. Interests in the Portfolio are sold in private placement transactions without any sales charges to qualified investors, including open-end management investment companies.


NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the
Portfolio:

SECURITIES VALUATION - The Portfolio determines its net asset value at 4:00 PM, Eastern Time, on each Portfolio business day. Short-term securities that mature in sixty days or less are valued at amortized cost. Equity securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and ask price is used. If no mean price is available, the last bid price is used. Fixed income and other securities, for which market quotations are readily available, are valued using the mean of the last bid and ask price provided by independent pricing services. If no mean price is available, the last bid price is used. In the absence of readily available market quotations, securities are valued at fair value determined in accordance with procedures adopted by the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount. Identified cost of investments sold is used to determine realized gains and losses for both financial statement and federal income tax purposes.

FUTURES CONTRACTS - The Portfolio may invest in futures contracts to enhance return and hedge against a decline in the value of securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

FEDERAL TAXES - The Portfolio is not required to pay federal income taxes on its net investment income and net capital gain as it is treated as a partnership for federal income tax purposes. All interest, dividends, gain and loss of the Portfolio is deemed to have been "passed through" to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends or gain have been distributed by the Portfolio.

EXPENSE ALLOCATION - Core Trust accounts separately for the assets and liabilities and operations of each Portfolio. Expenses that are directly attributable to more than one Portfolio are allocated among the respective Portfolios in proportion to each Portfolio's net assets.

ORGANIZATION COSTS - The costs incurred by the Portfolio in connection with its organization have been capitalized and are being amortized using the straight-line method over a five-year period beginning on the commencement of the Portfolio's operations.


                                       27                  CORE TRUST (DELAWARE)

--------------------------------------------------------------------------------

SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - The Portfolio may invest in repurchase agreements. The Portfolio, through its custodian, receives delivery of the underlying collateral, whose market value must always exceed the repurchase price. In the event of default, the Portfolio may have difficulties with the disposition of the collateral.

SECURITY LOANS - The Portfolio may receive fees or retain a portion of interest on the investment securities or cash received as collateral for lending securities. The Portfolio also continues to receive interest or dividends on the securities loaned. Security loans are secured by collateral whose market value must always exceed the market value of the securities loaned plus accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Portfolio.


NOTE 3.   ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The investment adviser of the Portfolio is Norwest Investment Management, Inc. ("Adviser"), a wholly owned subsidiary of Norwest Bank Minnesota, N.A. ("Norwest"). Norwest is a subsidiary of Wells Fargo & Company. The Adviser receives an advisory fee from the Portfolio at an annual rate of 0.15% of the Portfolio's average daily net assets.

ADMINISTRATION AND OTHER SERVICE PROVIDERS - Forum Administrative Services, LLC ("FAdS") is the administrator to Core Trust and receives a fee with respect to the Portfolio at an annual rate of 0.05% of the Portfolio's average daily net assets.

Norwest serves as the custodian for the Portfolio. For its custody services, Norwest receives a fee with respect to the Portfolio at an annual rate of 0.02% of the first $100 million of the Portfolio's average daily net assets, .015% of the daily net assets of the Portfolio with respect to the next $100 million and
 .01% of the average daily net assets of the Portfolio in excess of $200 million. Norwest also receives transaction fees for providing services in connection with the securities lending program.

Forum Accounting Services, LLC, an affiliate of FAdS, provides portfolio accounting and interest holder recordkeeping services to the Portfolio.


NOTE 4.  WAIVERS AND EXPENSE REIMBURSEMENTS

For the four months ended September 30, 1999, fees waived by the Portfolio's service providers were as follows: FAdS waived fees of $283,098 and reimbursed expenses of $3,474. For the year ended May 31, 1999, FAdS waived fees of $779,240.


NOTE 5.   SECURITIES TRANSACTIONS

The cost of purchases and the proceeds from sales (including maturities) of securities (excluding short-term investments) during the four month period ended September 30, 1999, were $190,282,208 and $179,041,589, respectively. The cost of purchases and the proceeds from sales (including maturities) of securities (excluding short-term investments) during the year ended May 31, 1999, were $208,621,074 and $52,255,404, respectively. The federal tax cost basis of investments and related gross unrealized appreciation and depreciation for federal income tax purposes as of September 30, 1999 was $1,061,548,635, $600,370,707, and $76,717,373, respectively.


NOTE 6.  PORTFOLIO SECURITIES LOANED

As of September 30, 1999, the Portfolio had loaned portfolio investments in return for securities and cash collateral, which were invested in various short-term fixed income securities. The risks to a Portfolio from securities lending are that the borower may not provide additional collateral when required or return the securities when due or when called for by the Portfolio. The value of the securities on loan and the value of the related collateral were $253,513,030 and $259,210,830 respectively.


                                       28                  CORE TRUST (DELAWARE)

--------------------------------------------------------------------------------

SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

NOTE 7. CONTRIBUTION OF SECURITIES

After the close of business on May 31, 1997, in connection with the commencement of operations of certain portfolios of Core Trust on June 1, 1997, certain investors contributed net assets and unrealized gain of $512,437,536 and $115,520,269, respectively, to the Portfolio.


NOTE 8. PORTFOLIO REORGANIZATION

On April 22, 1999, the Board of Trustees of Core Trust approved the reorganization of the Portfolio into a separate portfolio of Wells Fargo Core Trust, another open-end registered management investment company. The Wells Fargo Core Trust portfolio will have substantially similar investment objectives and policies as its corresponding Norwest Portfolio. The reorganization is part of a plan to centralize the management of the Norwest Portfolios and Norwest Advantage Funds, the principal interestholder, under a common Board of Trustees. Pursuant to Core Trust's Instrument, the reorganization does not require interestholder approval.





















                                       29                  CORE TRUST (DELAWARE)

--------------------------------------------------------------------------------
INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
COMMON STOCKS (97.8%)

       Shares        Security Description                       Value
---------------  ------------------------------             -------------

   AGRICULTURAL PRODUCTION-CROPS (0.1%)
        47,800   Nabisco Group Holdings Corp.                 $ 717,000
        35,100   Pioneer Hi-Bred International, Inc           1,397,419
                                                            -------------
                                                              2,114,419
                                                            -------------

   AMUSEMENT & RECREATION SERVICES  (0.5%)
        18,800   Harrah's Entertainment, Inc.*                  521,700
       302,100   Walt Disney Co.*#                            7,816,838
                                                           -------------
                                                              8,338,538
                                                           -------------

   APPAREL & ACCESSORY STORES (0.5%)
       125,600   Gap, Inc.                                    4,019,200
        20,500   Nordstrom, Inc.                                553,500
        31,400   Limited, Inc.                                1,201,050
        46,500   TJX Cos., Inc.                               1,304,906
                                                           -------------
                                                              7,078,656
                                                           -------------

   APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS
   & SIMILAR MATERIALS (0.1%)
         9,000   Liz Claiborne, Inc.#                           279,000
        17,400   V.F. Corp.                                     539,400
                                                          -------------
                                                                818,400
                                                          -------------

   AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS  (0.0%)
         7,700   Pep Boys - Manny, Moe & Jack                   114,538
        21,800   Autozone, Inc.*                                611,762
                                                           -------------
                                                                726,300
                                                           -------------

   AUTOMOTIVE REPAIR, SERVICES & PARKING (0.0%)
        10,200   Ryder System, Inc.                             207,825
                                                           -------------

   BUILDING CONSTRUCTION-GENERAL CONTRACTORS &
   OPERATIVE BUILDERS (0.0%)
         8,700   Centex Corp.                                   257,194
         7,000   Kaufman & Broad Home Corp.                     144,375
         6,300   Pulte Corp.                                    137,025
                                                           -------------
                                                                538,594
                                                           -------------

   BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE
   HOME DEALERS (1.1%)
       217,200   Home Depot, Inc.                            14,905,350
        55,900   Lowe's Cos., Inc.                            2,725,125
                                                           -------------
                                                             17,630,475
                                                           -------------

   BUSINESS SERVICES (8.9%)
        52,400   3COM Corp.*                                  1,506,500
         8,900   Adobe Systems, Inc.                          1,010,150
       162,300   America Online, Inc.*#                      16,879,200
         8,600   Autodesk, Inc.                                 188,125
        90,600   Automatic Data Processing, Inc.              4,043,025
        35,000   BMC Software, Inc.* #                        2,504,687
        25,500   Cabletron Systems, Inc. *                      400,031
       105,500   Cendant Corp.*                               1,872,625
        21,200   Ceridian Corp.*                                527,350
        78,700   Computer Associates International            4,820,375
        23,400   Computer Sciences Corp.*                     1,645,312

   BUSINESS SERVICES - CONTINUED
      52,300   Compuware Corp.*#                         $    1,363,069
      72,200   Electronic Data Systems Corp.                  3,822,088
      21,100   Equifax, Inc.                                    593,437
      62,800   First Data Corp.                               2,755,350
      45,800   IMS Health, Inc.                               1,044,813
      41,300   Interpublic Group of Cos., Inc.                1,698,462
      41,200   McKesson HBOC, Inc.#                           1,194,800
     747,500   Microsoft Corp.*                              67,695,469
      49,100   Novell, Inc.*                                  1,015,756
      26,000   Omnicom Group, Inc.#                           2,058,875
     210,800   Oracle Corp.*#                                 9,591,400
      39,400   Parametric Technology Co.*                       531,900
      35,600   PeopleSoft, Inc.*                                602,975
       3,900   Shared Medical Systems Corp.                     182,325
     113,300   Sun Microsystems, Inc.*                       10,536,900
      25,500   UST, Inc.                                        769,781
                                                           --------------
                                                            140,854,780
                                                           --------------
   CHEMICALS & ALLIED  PRODUCTS (11.1%)
     222,800   Abbott Laboratories#                           8,187,900
      33,600   Air Products and Chemicals, Inc.                 976,500
       8,200   Alberto Culver Co.                               189,625
       9,700   Allergan, Inc.                                 1,067,000
      14,900   ALZA Corp.*                                      637,906
      38,200   Avon Products, Inc.                              947,837
      42,600   Baxter International, Inc.#                    2,566,650
     290,900   Bristol-Myers Squibb Co.                      19,635,750
      34,600   Clorox Co.                                     1,323,450
      85,400   Colgate-Palmolive Co.#                         3,907,050
      32,200   Dow Chemical Co.#                              3,658,725
     155,200   E.I. du Pont de Nemours & Co.                  9,447,800
      11,500   Eastman Chemical Co.                             460,000
      19,000   Ecolab, Inc.                                     648,375
     160,100   Eli Lilly & Co.                               10,246,400
       4,700   FMC Corp.*                                       226,775
      16,100   Goodrich (B.F.) Co.                              466,900
       8,600   Great Lakes Chemical Corp.                       327,337
      15,500   Hercules, Inc.                                   443,687
      15,500   International Flavors & Fragrance                534,750
     196,900   Johnson & Johnson                             18,090,188
      10,400   Mallinckrodt, Inc.                               313,950
     343,500   Merck & Co., Inc.                             22,263,094
      92,800   Monsanto Co.                                   3,311,800
     567,500   Pfizer, Inc.                                  20,394,531
      74,200   Pharmacia & Upjohn, Inc.#                      3,682,175
      25,400   PPG Industries, Inc.                           1,524,000
      23,300   Praxair, Inc.                                  1,071,800
     194,600   Procter & Gamble Co.                          18,243,750
      31,900   Rohm & Haas Co.                                1,152,388
     215,100   Schering-Plough Corp.                          9,383,737
      24,800   Sherwin-Williams Co.                             519,250
      14,800   Sigma Aldrich                                    469,900
      19,500   Union Carbide Corp.                            1,107,844
      10,400   W.R. Grace & Co.*                                167,050





See Notes to Financial Statementes              30         CORE TRUST (DELAWARE)

--------------------------------------------------------------------------------
INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS - continued
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED

       Shares        Security Description                      Value
   ------------  ------------------------------             -------------

   CHEMICALS AND ALLIED PRODUCTS - CONTINUED
       125,200   Warner-Lambert Co.                          $ 8,310,150
        14,000   Watson Pharmaceuticals, Inc.*                   427,875
                                                            -------------
                                                             176,333,899
                                                            -------------

   COMMUNICATIONS (9.5%)
        44,700   Alltel Corp.                                  3,145,762
       161,000   Ameritech Corp.                              10,817,187
       468,000   AT&T Corp.#                                  20,358,000
       227,400   Bell Atlantic Corp.#                         15,306,862
       276,100   BellSouth Corp.#                             12,424,500
       103,200   CBS Corp.*#                                   4,773,000
        20,400   CenturyTel, Inc.                                828,750
        49,400   Clear Channel Communications, Inc             3,945,825
       109,800   Comcast Corp., Class A *#                     4,378,275
       112,070   Global Crossing Ltd.*                         2,969,855
       143,700   GTE Corp.                                    11,046,938
        10,400   King World Productions, Inc. *                  390,000
       274,300   MCI Worldcom, Inc.*#                         19,715,313
        88,800   MediaOne Group, Inc.* #                       6,066,150
        48,600   Nextel Communications, Inc.*                  3,295,687
       288,100   SBC Communications, Inc.#                    14,711,106
       127,100   Sprint Corp. (FON Group)                      6,895,175
        64,400   Sprint Corp. (PCS Group)*#                    4,801,825
        73,900   US West, Inc.                                 4,216,919
                                                            -------------
                                                             150,087,129
                                                            -------------

   DEPOSITORY INSTITUTIONS (6.1%)
        25,800   AmSouth Bancorp.#                               604,687
       253,000   Bank of America Corp.#                       14,088,938
       107,700   Bank of New York Co., Inc.#                   3,601,219
       171,800   Bank One Corp.                                5,980,788
        43,500   BankBoston Corp.                              1,886,812
        46,800   BB&T Corp.#                                   1,515,150
       121,900   Chase Manhattan Corp.                         9,188,212
        22,900   Comerica, Inc.                                1,159,312
        39,700   Fifth Third Bancorp                           2,415,499
       140,100   First Union Corp.                             4,982,306
       192,710   Firstar Corp.#                                4,938,194
        83,400   Fleet Boston Corp.                            3,054,525
         8,100   Golden West Financial Corp.                     795,825
        33,700   Huntington Bancshares, Inc.                     895,156
        25,700   J.P. Morgan & Co., Inc.                       2,936,225
        65,700   KeyCorp                                       1,695,881
        75,300   Mellon Bank Corp.                             2,541,375
        90,500   National City Corp.                           2,415,219
        16,300   Northern Trust Corp.                          1,361,050
        44,500   PNC Bank Corp.                                2,344,594
        32,800   Regions Financial Corp.                         984,000
        15,300   Republic New York Corp.                         939,994
        24,500   SouthTrust Corp.                                878,937
        23,600   State Street Corp.                            1,525,150
        25,900   Summit Bancorp                                  840,131
        47,100   Suntrust Banks, Inc.                          3,096,825
        39,700   Synovus Financial Corp.                         741,894
       107,200   U.S. Bancorp                                  3,236,100
        20,900   Union Planters Corp.                            851,675

   DEPOSITORY INSTITIUTIONS (CONTINUED)
      29,600   Wachovia Corp.#                               $ 2,327,300
      84,800   Washington Mutual, Inc.#                        2,480,400
     241,600   Wells Fargo Co.#                                9,573,400
                                                           --------------
                                                              95,876,773
                                                           --------------

   EATING & DRINKING PLACES (0.7%)
      19,400   Darden Restaurants, Inc.                          379,512
     198,400   McDonald's Corp.                                8,531,200
      22,500   Tricon Global Restaurants, Inc.*                  921,094
      17,800   Wendy's International, Inc.#                      469,475
                                                           --------------
                                                              10,301,281
                                                           --------------

   ELECTRIC, GAS & SANITARY SERVICES (2.8%)
      28,100   AES Corp. *#                                    1,657,900
      27,600   Allied Waste Industries, Inc.*                    322,575
      20,100   Ameren Corp.                                      760,031
      28,300   American Electric Power Co.                       965,737
      23,400   Carolina Power & Light Co.#                       827,775
      31,100   Central & Southwest Corp.#                        656,987
      23,300   CINergy Corp.                                     659,681
      17,300   CMS Energy Corp.                                  587,119
      31,300   Coastal Corp.                                   1,281,344
      12,000   Columbia Energy Group                             664,500
      32,400   Consolidated Edison Co.                         1,344,600
      14,000   Consolidated Natural Gas Co.                      873,250
      21,900   Constellation Energy Group                        615,937
      28,100   Dominion Resources, Inc.#                       1,268,012
      21,200   DTE Energy Co.                                    765,850
      53,400   Duke Energy Corp. #                             2,943,675
       3,900   Eastern Enterprises                               181,106
      50,900   Edison International#                           1,237,506
     104,500   Enron Corp.                                     4,310,625
      36,200   Entergy Corp.#                                  1,047,537
      34,300   FirstEnergy Corp.                                 874,650
      14,400   Florida Progress Corp.                            666,000
      26,300   FPL Group, Inc.                                 1,324,863
      18,400   GPU, Inc.                                         600,300
      48,400   Laidlaw, Inc.                                     326,700
      16,900   New Century Energies, Inc.                        565,094
      27,400   Niagara Mohawk Holdings, Inc.*                    422,988
       6,900   Nicor, Inc.                                       256,594
      22,600   Northern States Power Co.                         487,313
       4,600   Oneok, Inc.                                       139,438
      56,200   Pacific Gas & Electric Co.                      1,454,175
      43,500   PacifiCorp                                        875,438
      27,300   PECO Energy Co.                                 1,023,750
       5,200   People's Energy Corp.                             182,975
      23,100   PP&L Resources, Inc.                              625,144
      32,100   Public Service Enterprise Group, I              1,239,863
      43,300   Reliant Energy, Inc.                            1,171,806
      35,200   Sempra Energy                                     732,600
      16,100   Sonat, Inc.                                       638,969
     100,100   Southern Co.#                                   2,577,575
      40,500   Texas Utilities Co.                             1,511,156
      90,700   Waste Management, Inc.                          1,745,975
      63,600   Williams Cos., Inc.                             2,381,025
                                                            --------------
                                                              44,796,138
                                                            --------------





See Notes to Financial Statements            31            CORE TRUST (DELAWARE)

--------------------------------------------------------------------------------
INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS - continued
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED

       Shares        Security Description                      Value
   ------------  ------------------------------             -------------

   ELECTRONICS & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
   EXCEPT COMPUTER EQUIPMENT (10.9%)
        15,100   Adaptec, Inc. *                                $ 599,281
        19,800   ADC Telecommunications, Inc.*#                   830,362
        21,600   Advanced Micro Devices, Inc. *                   371,250
        12,000   Andrew Corp.*                                    208,500
        13,800   Cooper Industries, Inc.                          645,150
        63,600   Emerson Electric Co.                           4,018,725
       480,400   General Electric Co.                          56,957,425
        25,400   General Instrucment Corp.*                     1,222,375
        11,700   Harris Corp.                                     323,213
       484,500   Intel Corp.                                   36,004,406
        21,600   LSI Logic Corp.*                               1,112,400
       448,800   Lucent Technologies, Inc.                     29,115,900
        12,800   Maytag Corp.                                     426,400
        36,700   Micron Technology, Inc.*#                      2,442,844
        88,900   Motorola, Inc.#                                7,823,200
        24,600   National Semiconductor Corp.*                    750,300
         5,900   National Service Industries                      185,850
        10,800   Network Appliance, Inc.*                         773,550
       194,400   Nortel Networks Corp.#                         9,914,400
        23,500   QUALCOMM, Inc.*#                               4,445,906
        11,200   Scientific-Atlanta, Inc.                         555,100
        57,300   Tellabs, Inc.*#                                3,262,519
       115,100   Texas Instruments, Inc.#                       9,466,975
         8,300   Thomas & Betts Corp.#                            423,300
        11,000   Whirlpool Corp.#                                 718,437
                                                             -------------
                                                              172,597,768
                                                             -------------

   ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT &
   RELATED SERVICES (0.1%)
        23,600   Dun & Bradstreet Corp.                           705,050
         6,700   EG &G, Inc.                                      266,744
        36,000   Paychex, Inc.                                  1,228,500
                                                             -------------
                                                                2,200,294
                                                             -------------

   FABRICATED METAL PRODUCTS, EXCEPT MACHINERY &
   TRANSPORTATION EQUIPMENT (0.6%)
         4,500   Ball Corp.                                       198,281
         9,900   Crane Co.                                        222,131
        17,900   Crown Cork & Seal Co., Inc.                      434,075
        20,800   Danaher Corp.                                  1,095,900
        24,400   Fortune Brands, Inc.                             786,900
       158,900   Gillette Co.                                   5,392,669
        15,900   Parker-Hannifin Corp.                            712,519
         9,600   Snap-On, Inc.                                    312,000
        13,000   Stanley Works                                    327,438
                                                             -------------
                                                                9,481,913
                                                             -------------

   FOOD & KINDRED PRODUCTS (3.8%)
         5,400   Adolph Coors Co.                                 292,275
        68,500   Anheuser-busch Cos., Inc.#                     4,799,281
        90,400   Archer Daniels Midland Co.                     1,101,750
        40,900   Bestfoods, Inc.                                1,983,650
        10,000   Brown-Forman Corp.                               623,750
        63,600   Campbell Soup Co.                              2,488,350
       361,600   Coca-Cola Co.                                 17,379,400

   FOOD & KINDRED PRODUCTS (CONTINUED)
      62,200   Coca-Cola Enterprises, Inc.#                   $ 1,403,387
      71,500   ConAgra, Inc.                                    1,613,219
      22,400   General Mills, Inc.                              1,817,200
      52,500   Heinz (H.J.) Co.                                 2,257,500
      20,400   Hershey Foods Corp.#                               993,225
      59,300   Kellogg Co.                                      2,220,044
     214,200   PepsiCo, Inc.                                    6,479,550
      19,600   Quaker Oats Co.#                                 1,212,750
      47,400   Ralston-Ralston Purina Group                     1,318,313
     132,300   Sara Lee Corp.                                   3,100,781
      63,300   Seagram Co. Ltd. #                               2,880,150
      83,700   Unilever NV - NY Shares                          5,702,062
      17,000   Wrigley (Wm) Jr. Co.                             1,169,813
                                                            --------------
                                                               60,836,450
                                                            --------------

   FOOD STORES (0.6%)
      61,600   Albertson's, Inc.#                               2,437,050
       5,600   Great Atlantic & Pacific Tea Co.                   169,750
     121,500   Kroger Co.*#                                     2,680,594
      74,700   Safeway, Inc.*                                   2,843,269
      21,800   Winn-Dixie Stores, Inc.                            647,187
                                                            --------------
                                                                8,777,850
                                                            --------------

   FURNITURE & FIXTURES (0.1%)
      64,900   Masco Corp.                                      2,011,900
                                                            --------------


   GENERAL MERCHANDISE STORES (3.0%)

      16,100   Consolidated Stores Corp.*                         355,206
      32,300   Costco Wholesale Corp.* #                        2,325,600
      64,800   Dayton Hudson Corp.                              3,892,050
      15,700   Dilliards, Inc.                                    318,906
      32,900   Dollar General Corp.                             1,015,787
      30,500   Federated Department Stores, Inc.*               1,332,469
      10,400   Harcourt General, Inc.                             432,900
      38,600   J.C. Penney Co., Inc.                            1,326,875
      72,300   Kmart Corp.*                                       845,006
      23,800   Kohl's Corp.*                                    1,573,775
      48,900   May Department Stores Co.                        1,781,794
      55,700   Sears, Roebuck and Co.                           1,747,588
     651,800   Wal-Mart Stores, Inc.                           31,001,238
                                                            --------------
                                                               47,949,194
                                                            --------------

   HEALTH SERVICES (0.2%)
      82,600   Columbia HCA Healthcare Corp.                    1,750,087
      60,800   HEALTHSOUTH Corp.*                                 368,600
      15,700   Manor Care, Inc.*                                  269,844
      45,500   Tenet Healthcare Corp.*                            799,094
                                                            --------------
                                                                3,187,625
                                                            --------------

   HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION -
   CONTRACTORS (0.2%)5
      11,100   Fluor Corp.                                        446,775
       6,000   Foster Wheeler Corp.                                72,375
      64,600   Halliburton Co.                                  2,648,600
                                                            --------------
                                                                3,167,750
                                                            --------------





See Notes to Financial Statements              32          CORE TRUST (DELAWARE)

--------------------------------------------------------------------------------
INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS - continued
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED

       Shares        Security Description                       Value
   ------------  ------------------------------              -------------

   HOLDING & OTHER INVESTMENT OFFICES (0.1%)
        47,900   Conseco, Inc.#                                 $ 925,069
                                                             -------------

   HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES (0.2%)
        29,800   Best Buy Co., Inc.*                            1,849,462
        29,400   Circuit City Stores                            1,240,313
                                                             -------------
                                                                3,089,775
                                                             -------------

   HOTELS, ROOMING HOUSES, CAMPS & OTHER
   LODGING PLACES (0.1%)
        37,300   Hilton Hotels Corp.                              368,337
        36,400   Marriott International - Class A               1,189,825
        29,100   Mirage Resorts, Inc.*                            409,219
                                                             -------------
                                                                1,967,381
                                                             -------------

   INDUSTRIAL & COMMERCIAL MACHINERY &
   COMPUTER EQUIPMENT (9.7%)
        23,600   Apple Computer, Inc.* #                        1,494,175
        55,000   Applied Materials, Inc.*                       4,283,125
        48,200   Baker Hughes, Inc.                             1,397,800
        12,700   Black & Decker Corp.                             580,231
         3,400   Briggs & Stratton Corp.                          198,475
        13,500   Brunswick Corp.                                  335,813
        11,400   Case Corp.                                       567,862
        52,100   Caterpillar, Inc.                              2,855,731
         5,400   Cincinnati Milacron, Inc.                         95,850
       476,200   Cisco Systems, Inc.*                          32,649,462
       249,000   Compaq Computer Corp.#                         5,711,437
         6,100   Cummins Engine Co., Inc.                         303,856
         7,400   Data General Corp.*                              155,862
        34,200   Deere & Co.                                    1,323,113
       372,100   Dell Computer Corp.*                          15,558,431
        30,500   Dover Corp.                                    1,246,688
       148,400   EMC Corp.*#                                   10,601,325
        45,900   Gateway 2000, Inc.*#                           2,039,681
       148,400   Hewlett-Packard Co.                           13,652,800
       265,000   IBM Corp.                                     32,164,375
        24,200   Ingersoll-Rand Co.                             1,329,488
        18,900   Lexmark International Group, Inc.*             1,521,450
         8,700   McDermott International, Inc.                    176,175
        18,200   Pall Corp.                                       422,013
        39,200   Pitney Bowes, Inc.                             2,388,750
        32,600   Seagate Technology, Inc.*                      1,004,488
        27,600   Silicon Graphics, Inc.*                          301,875
        39,500   Solectron Corp.*                               2,836,594
        28,300   Tandy Corp.                                    1,462,756
        25,000   Tenneco Inc.                                     425,000
         9,100   Timken Co.                                       146,737
       122,500   Tyco International Ltd.                       12,648,125
        44,800   Unisys Corp.*                                  2,021,600
                                                             -------------
                                                              153,901,143
                                                             -------------

   INSURANCE AGENTS, BROKERS & SERVICE (0.3%)
        37,500   Aon Corp.                                      1,108,594
        24,500   Humana, Inc.*                                    168,437
        38,700   Marsh & McLennan Cos., Inc.                    2,650,950
                                                             -------------
                                                                3,927,981
                                                             -------------


   INSURANCE CARRIERS (4.2%)
      20,600   Aetna Life & Casualty, Inc.                    $ 1,014,550
      38,900   AFLAC, Inc.                                      1,628,937
     116,900   Allstate Corp.                                   2,915,194
      36,500   American General Corp.                           2,306,344
     226,800   American International Group, Inc               19,717,426
      25,800   Chubb Corp.                                      1,285,162
      29,200   CIGNA Corp.#                                     2,270,300
      24,200   Cincinnati Financial Corp.                         908,257
     494,600   Citigroup, Inc.                                 21,762,400
      33,100   Hartford Financial Services Group                1,352,962
      15,400   Jefferson-Pilot Corp.                              973,087
      29,100   Lincoln National Corp.                           1,093,069
      15,800   Loews Corp.                                      1,108,963
      14,600   MBIA, Inc.                                         680,725
      16,000   Mgic Investment Corp.                              764,000
      10,700   Progressive Corp.                                  874,056
      20,800   Providian Financial Corp.                        1,647,100
      19,300   Safeco Corp.#                                      540,400
      33,200   St. Paul Cos., Inc.#                               913,000
      19,500   Torchmark Corp.                                    504,563
      25,400   United Healthcare Corp.                          1,236,663
      35,000   UnumProvident Corp.                              1,030,313
       9,600   Wellpoint Health Networks, Inc.*                   547,200
                                                            --------------
                                                               67,074,671
                                                            --------------

   LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE (0.0%)
      15,700   Louisiana-Pacific Corp.                            245,313
                                                            --------------

   MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
   PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (1.8%)                    52,969
       7,500   Bard (C.R.), Inc.                                  352,969
       8,400   Bausch & Lomb, Inc.                                553,875
      36,700   Becton, Dickinson and Co.                        1,029,894
      16,500   Biomet, Inc.                                       434,156
      60,600   Boston Scientific Corp.*                         1,496,062
      46,400   Eastman Kodak Co.                                3,500,300
      44,300   Guidant Corp.*                                   2,375,587
      18,700   Honeywell, Inc.                                  2,081,544
      12,500   Johnson Controls, Inc.                             828,906
      12,900   KLA-Tencor Corp.*                                  838,500
     171,800   Medtronic, Inc.                                  6,098,900
       6,600   Millipore Corp.                                    247,913
      14,900   PE Corp - PE Biosystems Group                    1,076,525
       6,500   Polaroid Corp.                                     169,000
      49,500   Raytheon Co., Class B                            2,456,438
      12,400   St. Jude Medical, Inc.*                            390,600
       6,900   Tektronix, Inc.                                    231,150
      23,100   Thermo Electron Corp.*                             310,406
      97,100   Xerox Corp.#                                     4,072,131
                                                            --------------
                                                               28,544,856
                                                            --------------

   METAL MINING (0.2%)
      57,100   Barrick Gold Corp.                               1,241,925
      13,200   Cyprus Amax Minerals Co.                           259,050
      23,900   Freeport-McMoran Inc., Class B *                   371,944
      38,100   Homestake Mining Co.                               350,044
      24,500   Newmont Mining Corp.#                              633,937
      47,700   Placer Dome, Inc.                                  709,538
                                                            --------------
                                                                3,566,438
                                                            --------------





See Notes to Financial Statements              33          CORE TRUST (DELAWARE)

--------------------------------------------------------------------------------
INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS - continued
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED

       Shares         Security Description                       Value
   ------------  ------------------------------              -------------

   MINING & QUARRYING OF NONMETALLIC MINERALS,
   EXCEPT FUELS (0.0%)
        14,700    Vulcan Materials Co.                          $ 538,388
                                                             -------------

   MISCELLANEOUS MANUFACTURING INDUSTRIES (0.2%)
        28,500   Hasbro, Inc.                                     610,969
        12,900   ITT Industries, Inc.                             410,381
         5,000   Jostens, Inc.                                     95,625
        61,500   Mattel, Inc.#                                  1,168,500
         1,200   NACCO Industries, Inc.                            83,850
                                                             -------------
                                                                2,369,325
                                                             -------------

   MISCELLANEOUS RETAIL (0.6%)
        20,450   Bed Bath & Beyond, Inc.*                         714,472
        57,400   CVS Corp.                                      2,342,638
         5,800   Longs  Drug Stores, Inc.                         173,275
        54,900   Office Depot, Inc.*                              559,294
        37,900   Rite Aid Corp.#                                  523,494
        68,100   Staples, Inc.*                                 1,485,431
        36,300   Toys 'R' Us, Inc.*                               544,500
       147,000   Walgreen Co.#                                  3,730,125
                                                             -------------
                                                               10,073,229
                                                             -------------

   MOTION PICTURES (0.1%)
        31,800   Unicom Corp.#                                  1,174,613
                                                             -------------


   NONDEPOSITORY CREDIT INSTITUTIONS (2.2%)
        65,800   American Express Co.                           8,858,325
       106,600   Associates First Capital Corp.                 3,837,600
        28,900   Capital One Financial Corp.#                   1,127,100
        16,500   Countrywide Credit Industries,Inc.               532,125
       150,100   Fannie Mae                                     9,409,394
       101,800   Freddie Mac                                    5,293,600
        70,100   Household International, Inc.                  2,812,762
       117,400   MBNA Corp.#                                    2,678,188
        23,600   SLM Holding Corp.                              1,014,800
                                                             -------------
                                                               35,563,894
                                                             -------------

   OIL & GAS EXTRACTION (0.6%)
        18,700   Anadarko Petroleum Corp.                         571,519
        16,700   Apache Corp.                                     721,231
        26,000   Burlington Resources, Inc. #                     955,500
         7,200   Helmerich & Payne, Inc.                          182,250
        51,100   Occidental Petroleum Corp.                     1,181,687
        12,200   Rowan Cos., Inc.*                                198,250
        80,200   Schlumberger Ltd.                              4,997,463
        36,900   Union Pacific Resources Group,Inc.               592,706
                                                             -------------
                                                                9,400,606
                                                             -------------

   PAPER & ALLIED PRODUCTS (1.3%)
        16,600   Avery Dennison Corp.                             875,650
         7,700   Bemis Co., Inc.                                  260,837
         8,400   Boise Cascade Corp.                              306,075
        14,100   Champion International Corp.                     724,387
        32,400   Fort James Corp.                                 864,675
        25,100   Georgia-Pacific Group#                         1,016,550
        21,800   IKON Office Solutions, Inc.                      232,987
        60,600   International Paper Co.                        2,912,587

   PAPER & ALLIED PRODUCTS (CONTINUED)
      78,000   Kimberly-Clark Corp.                           $ 4,095,000
      15,000   Mead Corp.                                         515,625

      59,000   Minnesota Mining and
                  Manufacturing Co.                             5,667,688
       8,200   Temple-Inland, Inc.                                496,100
      14,700   Westvaco Corp.                                     376,688
      29,500   Weyerhaeuser Co.#                                1,699,938
      16,300   Willamette Industries, Inc.                        702,938
                                                            --------------
                                                               20,747,725
                                                            --------------


   PERSONAL SERVICES (0.1%)
      14,300   H&R Block, Inc.                                    621,156
      39,800   Service Corp. International                        420,388
                                                            --------------
                                                                1,041,544
                                                            --------------

   PETROLEUM REFINING & RELATED INDUSTRIES (5.3%)
      13,300   Amerada Hess Corp.#                                814,625
      10,600   Ashland, Inc.                                      356,425
      47,200   Atlantic Richfield Co.                           4,183,100
      96,100   Chevron Corp.                                    8,528,875
      91,900   Conoco, Inc. Class B                             2,515,762
     355,600   Exxon Corp.                                     27,003,375
      12,700   Kerr-McGee Corp.#                                  699,294
     114,700   Mobil Corp.                                     11,556,025
      37,100   Phillips Petroleum Co.                           1,808,625
     314,100   Royal Dutch Petroleum Co.-NY
               Registered Shares                               18,551,531
      13,300   Sunoco, Inc.                                       364,088
      81,000   Texaco, Inc.                                     5,113,125
      35,500   Unocal Corp.                                     1,315,719
      45,200   USX-Marathon Group, Inc.                         1,322,100
                                                            --------------
                                                               84,132,669
                                                            --------------

   PHARMACEUTICAL PREPARATIONS (0.9%)
     191,400   American Home Products Corp.                     7,943,100
      74,700   Amgen, Inc.*                                     6,088,050
                                                            --------------
                                                               14,031,150
                                                            --------------

   PRIMARY METAL INDUSTRIES (0.5%)
      33,100   Alcan Aluminum Ltd.#                             1,034,375
      53,700   Alcoa, Inc.#                                     3,332,756
      27,900   Allegheny Teledyne, Inc.                           470,812
       5,800   ASARCO, Inc.                                       155,513
      19,200   Bethlehem Steel Corp.*                             141,600
      18,400   Engelhard Corp.                                    334,650
      28,100   Inco, Ltd.*                                        600,638
      12,800   Nucor Corp.                                        609,600
       8,500   Phelps Dodge Corp.                                 468,031
       9,200   Reynolds Metals Co.                                555,450
      12,900   USX-U.S. Steel Group, Inc.                         332,175
      13,500   Worthington Industries, Inc.                       229,500
                                                            --------------
                                                                8,265,100
                                                            --------------

   PRINTING, PUBLISHING & ALLIED INDUSTRIES (1.7%)
       9,900   American Greetings Corp.                           254,925
      11,100   Deluxe Corp.                                       377,400
      13,300   Dow Jones & Co., Inc.                              709,887
      41,000   Gannett Co., Inc.                                2,836,688




See Notes to Financial Statements            34            CORE TRUST (DELAWARE)

--------------------------------------------------------------------------------
INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS - continued
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED

       Shares        Security Description                       Value
   ------------  ------------------------------              -------------

  PRINTING, PUBLISHING & ALLIED INDUSTRIES (CONTINUING)
        11,900   Knight-Ridder, Inc. #                          $ 653,012
        28,800   McGraw-Hill Cos., Inc.                         1,393,200
         7,600   Meredith Corp.                                   275,975
        25,500   New York Times Co.                               956,250
        18,700   R.R. Donnelley & Sons Co.                        539,963
       189,400   Time Warner, Inc.#                            11,506,050
        10,500   Times Mirror Co.                                 691,031
        34,700   Tribune Co.#                                   1,726,325
       102,000   Viacom, Inc., Class B *                        4,309,500
                                                             -------------
                                                               26,230,206
                                                             -------------

   RAILROAD TRANSPORTATION (0.5%)
        68,100   Burlington Northern Santa Fe Corp.             1,872,750
        31,900   CSX Corp.#                                     1,351,762
        16,200   Kansas City Southern Industries, Inc             752,288
        55,700   Norfolk Southern Corp.                         1,364,650
        36,300   Union Pacific Corp.#                           1,744,669
                                                             -------------
                                                                7,086,119
                                                             -------------

   RUBBER & MISCELLANEOUS PLASTICS PRODUCTS (0.5%)
         5,900   Armstrong World Industries#                      265,131
        11,100   Cooper Tire and Rubber Co.                       195,637
        22,900   Goodyear Tire & Rubber Co.                     1,102,063
        36,700   Illinois Tool Works, Inc.                      2,736,444
        41,300   Newell Rubbermaid, Inc.#                       1,179,631

        41,200   Nike, Inc., Class B                            2,343,250

         8,200   Reebok International Ltd.*                        87,638
        12,200   Sealed Air Corp.*                                626,013
         8,400   Tupperware Corp.                                 170,100

                                                             -------------
                                                                8,705,907
                                                             -------------
                                                              .
   SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES
   & SERVICES (1.2%)
        17,100   Bear Stearns Cos., Inc.                          657,281
       119,800   Charles Schwab Corp.                           4,035,763
        36,900   Franklin Resources, Inc.                       1,134,675
        17,600   Lehman Brothers Holding, Inc.                  1,026,300
        54,100   Merrill Lynch & Co., Inc.                      3,634,844
        83,600   Morgan Stanley Dean Witter & Co.               7,456,075
        21,300   Paine Webber Group, Inc.                         772,125
                                                             -------------
                                                               18,717,063
                                                             -------------

   STONE, CLAY, GLASS & CONCRETE PRODUCTS (0.2%)
        35,800   Corning, Inc.#                                 2,454,538
         8,000   Owens Corning                                    173,500  C
        22,800   Owens-Illinois, Inc.*                            451,725
                                                             -------------
                                                                3,079,763
                                                             -------------

   TEXTILE MILL PRODUCTS (0.0%)
         4,900   Russell Corp.                                     69,519
                 2,600 Springs Industries, Inc., Class A 88,237
                                                             -------------
                                                                  157,756
                                                             -------------

   TOBACCO PRODUCTS (0.8%)
       350,100   Philip Morris Cos., Inc.                      11,969,044
                                                            -------------

   TRANSPORTATION BY AIR (0.3%)
      22,000   AMR Corp.*                                     $ 1,199,000
      20,600   Delta Airlines, Inc.#                              999,100
      43,600   FDX Corp.*                                       1,689,500
      73,800   Southwest Airlines Co.                           1,120,838
      10,500   US Airways Group, Inc.*                            275,625
                                                            --------------
                                                                5,284,063
                                                            --------------

   TRANSPORTATION EQUIPMENT (2.7%)
      80,600   Allied-Signal, Inc.                              4,830,962
     140,700   Boeing Co.                                       5,997,337
      24,300   Dana Corp.                                         902,138
      82,800   Delphi Automotive Systems Corp.                  1,329,975
      10,600   Eaton Corp.                                        914,913
       4,900   Fleetwood Enterprises, Inc.                         98,919
     177,200   Ford Motor Co.                                   8,893,225
      29,200   General Dynamics Corp.                           1,823,175
      94,300   General Motors Corp.                             5,935,006
      57,900   Lockheed Martin Corp.#                           1,892,606
       9,700   Navistar International Corp.*                      451,050
      10,200   Northrop Grumman Corp.                             648,338
      11,500   PACCAR, Inc.                                       585,063
      28,000   Rockwell International Corp.                     1,470,000
      22,000   Textron, Inc.                                    1,702,250
      17,800   TRW, Inc.                                          885,550
      70,500   United Technologies Corp.                        4,181,531
                                                            --------------
                                                               42,542,038
                                                            --------------

   WATER TRANSPORTATION (0.2%)
      89,800   Carnival Corp.                                   3,906,300
                                                            --------------



   WHOLESALE TRADE-DURABLE GOODS (0.1%)
      26,200   Genuine Parts Co.                                  695,937
      13,700   Grainger (W.W.), Inc.                              658,456
       4,200   Potlatch Corp.                                     172,988
                                                            --------------
                                                                1,527,381
                                                            --------------

   WHOLESALE TRADE-NONDURABLE GOODS (0.3%)
      39,900   Cardinal Health, Inc.                            2,174,550
      20,300   SUPERVALU, Inc.                                    442,794
      48,500   Sysco Corp.                                      1,700,531
                                                            --------------
                                                                4,317,875
                                                            --------------

   Total Common Stocks (cost $1,024,832,164)                1,550,018,336

   CORPORATE NOTES (0.2%)
   1,605,000   NationsBank Corp., 5.47% V/R,                    1,605,000
               7/01/04
   1,600,000   Spintab/Swedmortgage, 6.01%,
               V/R, 12/20/99                                    1,599,520
                                                            --------------

   Total Corporate Notes (cost $3,197,667)                      3,204,520
                                                            --------------





See Notes to Financial Statements            35            CORE TRUST (DELAWARE)

-------------------------------------------------------------------------
INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS (continued)
SEPTEMBER 30, 1999
-------------------------------------------------------------------------
      Face Amount              Security Description            Value
-----------------------  -------------------------------- ---------------

     TIME DEPOSITS (1.9%)
          29,635,292 Union Bank of Switzerland, 5.63%,     $929,635,292
                     10/01/99 (cost $29,635,2920)

    U.S. TREASURY BILLS (0.1%)
          2,410,000  4.93% yield, 4/27/00++
                     (cost $2,344,643)                        2,343,821
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $1,060,009,766)          $ 1,585,201,969
                                                          ===============

Financial Futures Contracts++

                                                            Unrealized
Position      Contracts                Index                Gain (Loss)
--------- -----------------  ---------------------------- ---------------
Long               98         S&P 500 Futures, Expiring
                                December 17, 1999
                             (notional value $31,805,900)    $ (1,446,675)








---------------------------------------------------------
*   Non-income producing security.

# Part or all of this investment is on loan. See Note 6 of Notes to Financial Statements.

++ As of September 30, 1999, $2,410,000 of U.S. Treasury Bills, 12/17/99, with a market value of $2,343,821 were pledged to cover margin requirements for open futures contracts.

V/R Variable rate - These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or readjustment. The interest rates shown reflect the rate in effect on September 30, 1999.












See Notes to Financial Statements           36             CORE TRUST (DELAWARE)

FOR MORE INFORMATION                                        FORUM
                                                            FUNDS

                                                    INVESTORS EQUITY FUND

                                                      EQUITY INDEX FUND






                  TRANSFER AGENT
         Forum Shareholder Services, LLC
               Two Portland Square
                Portland, ME 04101





                   DISTRIBUTOR
             Forum Fund Services, LLC
               Two Portland Square
                Portland, ME 04101

                                                           [Forum Logo]
                                                            FORUM FUNDS
                                                            P.O. Box 446
                                                        Portland, Maine 04112
                                                            800-94FORUM
                                                           800-943-6786
                                                           207-879-0001



      This report is authroized for distribution only to shareholders and to others who have received a copy of the Funds' prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 AUGUST 1, 1999

                            AS AMENDED MARCH 24, 2000






                              INVESTORS GROWTH FUND



INVESTMENT ADVISER:


         Forum Investment Advisors, LLC
         Two Portland Square
         Portland, Maine 04101

ACCOUNT INFORMATION AND SHAREHOLDER SERVICES:

         Forum Shareholder Services, LLC
         P.O. Box 446
         Portland, Maine 04112
         (800) 94FORUM
         (800) 943-6786
         (207) 879-0001



This Statement of Additional Information (the "SAI") supplements the Prospectus dated August 1, 1999, as may be amended from time to time, offering shares of Investors Growth Fund (the "Fund"), a separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Forum Shareholder Services at the address or telephone number listed above.

Financial Statements for the Fund for the year ended March 31, 1999, included in the Annual Report to shareholders, are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

                                TABLE OF CONTENTS


Glossary......................................................................1


1.  Investment Policies And Risks.............................................2


2.  Investment Limitations....................................................8


3.  Performance Data And Advertising.........................................10



4.  Management...............................................................15


5.  Portfolio Transactions...................................................20


6.  Purchase And Redemption Information......................................22


7.  Taxation.................................................................24


8.  Other Matters............................................................29



Appendix A - Description Of Securities Ratings..............................A-1


Appendix B - Miscellaneous Tables...........................................B-1


Appendix C - Performance Data...............................................C-1


Appendix D - Additional Advertising Materials...............................D-1

                                    GLOSSARY


As used in this SAI, the following terms have the meanings listed.

         "Adviser" means Forum Investment Advisors, LLC.

         "Board" means the Board of Trustees of the Trust.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Custodian" means Forum Trust, LLC, the custodian of the Fund's assets.


         "FAcS" means Forum Accounting Services, LLC, the fund accountant of the Fund.


         "FAdS" means Forum Administrative Services, LLC, the administrator of the Fund.

         "Fitch" means Fitch IBCA, Inc.


          "FFS" means Forum Fund Services, LLC, the distributor of the Fund's shares.


         "FSS" means Forum Shareholder Services, LLC, the transfer agent of each Fund.

          "FFSI" means Forum Financial Services, Inc., the distributor of each Fund's shares prior to August 1,1999.

         "Fund" means Investors Growth Fund.

         "Moody's" means Moody's Investors Service.

         "NRSRO" means a nationally recognized statistical rating organization.

         "NAV" means net asset value per share.

         "SEC" means the U.S. Securities and Exchange Commission.

         "S&P" means Standard & Poor's, A Division of the McGraw Hill Companies.

         "Trust" means Forum Funds.

         "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         "1933 Act" means the Securities Act of 1933, as amended.

         "1940 Act" means the Investment Company Act of 1940, as amended.

                        1. INVESTMENT POLICIES AND RISKS


The Fund is a diversified series of the Trust. The section discusses in greater detail than the Fund's Prospectus certain investments that the Fund may make.

A.       SECURITY RATINGS INFORMATION

The Fund's investments in convertible securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund may only invest in convertible securities that are considered investment grade. Investment grade securities are rated in the top four long-term rating categories or the two highest short-term rating categories by an NRSA or are unrated and determined by the Adviser to be of comparable quality. The Fund may purchase unrated convertible securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase.

The lowest rated convertible security bond in which the Fund may invest is "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch. The lowest rated preferred stock in which the Fund may invest is "baa" in the case of Mood's and "BBB" in the case of S&P. Unrated securities may not be as actively traded as rated securities.

The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

B.       EQUITY SECURITIES

1.       COMMON AND PREFERRED STOCK


GENERAL. The Fund may invest in common and preferred stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.


Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

RISKS. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2.       CONVERTIBLE SECURITIES

GENERAL. The Fund may invest in investment grade convertible debt securities. Investment grade securities are those securities rated in the top four highest rating categories by an NRSRO or if, unrated, are judged to be of comparable quality by the adviser. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

RISKS. Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

3.       WARRANTS & STOCK RIGHTS

GENERAL. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. The Fund will limit its purchases of warrants to not more than 5% of the value of its total assets. The Fund may also invest up to 5% of its total asset in stock rights. A stock rights is an option given to a shareholder to buy additional shares at a predetermined price during a specified time.

RISKS. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

4.       DEPOSITARY RECEIPTS

GENERAL. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets. The Fund invests in depositary receipts in order to obtain exposure to foreign securities markets.

RISKS. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

C.       FOREIGN SECURITIES

The Fund may invest in foreign securities but expects to limit investments in foreign issuers to less than 15% of its total assets. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of your assets.

Dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Commission rates payable on foreign transactions are generally higher than in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

D.       REPURCHASE AGREEMENTS

1.       GENERAL

The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Fund's custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow the Fund to earn income on its uninvested cash for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

2.       RISKS

The Fund may be exposed to the risks of financial failure or insolvency of another party. To help reduce those risks, the Adviser, subject to the Board's supervision, monitors and evaluates the creditworthiness of counterparties to the Fund's transactions and intend to enter into a transaction only when it believes that the counterparty presents minimal credit risks and the benefits from the transaction justify the attendant risks.

E.       LEVERAGE

1.       GENERAL

The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Lending portfolio securities are transactions involving leverage. The Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

2.       SECURITIES LENDING

The Fund may lend portfolio securities or participate in repurchase agreements in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. Securities loans must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of a Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

3.       RISKS

Leverage creates the risk of magnified capital losses. Borrowings and other liabilities that exceed the equity base of the Fund may magnify losses incurred by a Fund. Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of the Fund's securities and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ACCOUNTS. In order to attempt to reduce the risks involved in various transactions involving leverage, each Fund's custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to a Fund's commitments under these transactions.

F.       ILLIQUID AND RESTRICTED SECURITIES

1.       GENERAL

The Fund may not acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid securities.

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) except as otherwise determined by the Adviser, securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

2.       RISKS

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

3.       DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

G.       U.S. GOVERNMENT SECURITIES

1.       GENERAL

U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (e.g., mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (e.g., Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (e.g., Fannie Mai (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (e.g., Federal Home Loan Mortgage Corporation securities).

2.       RISKS

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the

United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it is not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

H.       BANK OBLIGATIONS

1.       GENERAL

The Fund may invest in obligations of U.S. banks including certificates of deposit, bankers' acceptances, having total assets at the time of purchase in excess of $1 billion. Such banks must also be members of the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest ate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Certificates of deposit which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which could reduce the Fund's performance.

The Fund also may invest in certificates of deposit issued by foreign banks, denominated in any major foreign currency. The Fund will invest in instruments issued by foreign bands which, in the view of its investment adviser and the Trust's Trustees, are of credit-worthiness and financial stature in their respective countries comparable to U.S. banks in which the Fund invests.

2.       RISKS

Obligations of banks are debt securities. The value of debt securities may fluctuate in response to charges in interest rates. An increase in interest rates typically cause a fall in the value of the debt securities in which the Fund may invest. Debt securities are also subject to the risk that the issuer's financial condition may change. The issuer, for example, may default or become unable to pay interest or principal due on the security.

I.       CORE AND GATEWAY(R)

The Fund may seek to achieve its investment objective by converting to a Core and Gateway(R) structure. The Fund operating under a Core and Gateway(R) structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway(R) structure if it would materially increase costs to the Fund's shareholders. The Board will not convert a Fund to a Core and Gateway(R) structure without notice to the shareholders.

J.       TEMPORARY DEFENSIVE POSITION

The Fund may assume a temporary defensive position and may invest without limit in commercial paper and other money market instruments that are of prime quality. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include U.S. Government Securities, time deposits, bankers acceptances and certificates of deposit of depository institutions (such as banks), corporate notes and short-term bonds and money market mutual funds. The Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. These obligations often include the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.


K.       YEAR 2000

The date change transition to the Year 2000 prompted concern that certain computer systems may not process date-related information properly on and after January 1, 2000. The Adviser and the Fund's administrator have addressed and continue to monitor this Year 2000 issue and its possible impact on their systems. The Fund's other service providers have informed the Fund that they are taking similar measures. Services provided to the Fund or any companies in which it invests could still be adversely affected by a computer's failure to accurately process date related information and, therefore, may lower the value of your shares. While no adverse consequences have yet arisen, or have been reported to the Adviser or the Fund's administrator, there is still the possibility that certain computer systems may not be able to process date-related information at some point during the year.



                            2. INVESTMENT LIMITATIONS

For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund, including the Fund's investment objective of long-term capital appreciation, cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval.

A.       FUNDAMENTAL LIMITATIONS

         The Fund has adopted the following investment limitations, which are fundamental policies of the Fund.

         The Fund:

1.       DIVERSIFICATION


         May not, with respect to 75% of its assets, purchase a security if as a result: (1) more than 5% of its assets would be invested in the securities of any single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer. This restriction does not apply to securities issued by the U.S. Government, its agencies or instrumentalities. The Fund reserves the right to invest up to 100% of its investable assets in one investment companies.


2.       CONCENTRATION

         Will not invest 25% or more of the value of its total assets in any one industry.

3.       UNDERWRITING ACTIVITIES

         Will not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws.


4.       BORROWING

         May borrow money for temporary or emergency purposes, including the meeting of redemption requests, but not in excess of 33 1/3% of the value of the Fund's total assets (computed immediately after the borrowing).

5.       MARGIN AND SHORT SALES

         May not purchase securities on margin; however, the Fund may make margin deposits in connection with any Hedging Instruments, which it may use as permitted by any of its other fundamental policies. The Fund may not sell securities short.

6.       INVESTING FOR CONTROL

         May not make investments for the purpose of exercising control or management.

7.       REAL ESTATE

         May not purchase or sell real estate, provided that the Fund may invest in securities issued by companies that invest in real estate or interests therein.

8.       LENDING

         Will not lend money except in connection with the acquisition of that portion of publicly-distributed debt securities which the Fund's investment policies and restrictions permit it to purchase; the Fund may also make loans of portfolio securities and enter into repurchase agreements.

9.       SENIOR SECURITIES

         Will not issue senior securities except pursuant to Section 18 of the Investment Company Act of 1940 ("1940 Act") and except that the Fund may borrow money subject to investment limitations specified in the Fund's Prospectus.

10.      PURCHASES AND SALES OF COMMODITIES

         Will not invest in commodities or commodity contracts (other than Hedging Instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract).

11.      OPTIONS AND FUTURES CONTRACTS

         May not purchase or write puts or calls except as permitted by any of its other fundamental investment policies.

B.       NONFUNDAMENTAL LIMITATIONS

The Fund has adopted the following nonfundamental investment limitation that may be changed by the Board without shareholder approval. The Fund may not:


1.       ILLIQUID SECURITIES


         Invest more than 15% of its net assets in "illiquid securities", which are securities that cannot be disposed of within seven days at their then current value. For purposes of this limitation, "illiquid securities" includes, except in those circumstances described below:
         (1) "restricted securities", which are securities that cannot be resold to the public without registration under the Federal securities laws; and (2) securities of issuers having a record (together with all predecessors) of less than three years of continuous operation.


2.       WARRANTS


         Invest in warrants, valued at the lower of cost or market, more than 5% of the value of the Fund's net assets (included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value).


3.       PLEDGING


         Purchase securities in margin; however, the Fund may make margin deposits in connection with any hedging instruments, which it may use as permitted by any of its other fundamental policies.



                       3. PERFORMANCE DATA AND ADVERTISING


A.       PERFORMANCE DATA

The Fund may quote  performance  in various ways.  All  performance  information
supplied  in  advertising,  sales  literature,   shareholder  reports  or  other
materials is historical and is not intended to indicate future returns.

The Fund may compare any of its performance information with:

     o Data published by independent evaluators such as Morningstar, Inc., Lipper, Inc., iMoneyNet, Inc. (IBC Financial Data, Inc.), CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies").

     o    The performance of other mutual funds.

     o The performance of recognized stock, bond and other indices, including but not limited to the Standard & Poor's 500(R) Index, the Russell 2000(R) Index, the Russell MidcapTM Index, the Russell 1000(R) Value Index, the Russell 2500(R) Index, the Morgan Stanley - Europe, Australia, Far East Index, the Dow Jones Industrial Average, the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

Performance information may be presented numerically or in a table, graph, or similar illustration.

Indices are not used in the management of the Fund but rather are standards by which the Fund's Adviser and shareholders may compare the performance of the Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund.

The Fund may refer to: (1) general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

The Fund's performance will fluctuate in response to market conditions and other factors.

B.       PERFORMANCE CALCULATIONS

The Fund's performance may be quoted in terms of yield or total return. Table 1 in Appendix C includes performance information for the Fund.

1.       SEC YIELD

Standardized SEC yields for the Fund used in advertising are computed by dividing the Fund's interest income (in accordance with specific standardized rules) for a given 30 day or one month period, net of expenses, by the average number of shares entitled to receive income distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate.

Capital gains and losses generally are excluded from these calculations.

Income calculated for the purpose of determining the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distribution of income from the Fund over the same period or the rate of income reported in the Fund's financial statements.

Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Financial intermediaries may charge their customers that invest in the Fund fees in connection with that investment. This will have the effect of reducing the Fund's after-fee yield to those shareholders.

The yields of the Fund are not fixed or guaranteed, and an investment in the Fund is not insured or guaranteed. Accordingly, yield information should not be used to compare shares of the Fund with investment alternatives, which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare the Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

Yield quotations are based on amounts invested in the Fund net of any applicable sales charges that may be paid by an investor. A computation of yield that does not take into account sales charges paid by an investor would be higher than a similar computation that takes into account payment of sales charges.

Yield is calculated according to the following formula:
                        a - b
         Yield = 2[(------ + 1)6  - 1]
                         cd
         Where:
                  a        =        dividends and interest earned during the
                                    period
                  b        =        expenses accrued for the period (net of
                                    reimbursements)
                  c        =        the  average  daily  number of shares
                                    outstanding  during the period that were
                                    entitled to receive dividends
                  d        =        the maximum offering price per share on the
                                    last day of the period

2.       TOTAL RETURN CALCULATIONS

The Fund's total return shows its overall change in value, including changes in share price and assuming all of the Fund's distributions are reinvested.

Total return figures may be based on amounts invested in the Fund net of sales charges that may be paid by an investor. A computation of total return that does not take into account sales charges paid by an investor would be higher than a similar computation that takes into account payment of sales charges.

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is calculated using a formula prescribed by the SEC. To calculate standard average annual total returns the Fund: (1) determines the growth or decline in value of a hypothetical historical investment in the Fund over a stated period; and (2) calculates the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Average annual total return is calculated according to the following formula:

         P(1+T)n = ERV

         Where:
                  P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  N        =        number of years
                  ERV      =        ending  redeemable value:  ERV is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period

Because average annual returns tend to smooth out variations in the Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results.

OTHER MEASURES OF TOTAL RETURN. Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods.

         The Fund may quote unaveraged or cumulative total returns which reflect the Fund's performance over a stated period of time.

         Total returns may be stated in their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

Any total return may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking into consideration the Fund's front-end sales charge or contingent deferred sales charge (if applicable).

Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                  PT       =        period total return
                  The other definitions are the same as in average annual total return above

C.       OTHER MATTERS

The Fund may also include various information in its advertising, sales literature, shareholder reports or other materials including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar; (for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively); (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar-cost averaging; (6) biographical descriptions of the Fund's portfolio managers and the portfolio management staff of the Fund's investment adviser, summaries of the views of the portfolio managers with respect to the financial markets, or descriptions of the nature of the Adviser's and its staff's management techniques; (7) the results of a hypothetical investment in the Fund over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; (9) the net asset value, net assets or number of shareholders of the Fund as of one or more dates; and (10) a comparison of the Fund's operations to the operations of other funds or similar investment products, such as a comparison of the nature and scope of regulation of the products and the products' weighted average maturity, liquidity, investment policies, and the manner of calculating and reporting performance.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,188 at the end of the second year (an increase of $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of the Fund's performance.

The Fund may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar-cost averaging program, an investor invests a fixed dollar amount in the Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in the Fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

                        SYSTEMATIC                    SHARE            SHARES
PERIOD                  INVESTMENT                    PRICE           PURCHASED
------                  ----------                    -----           ---------
   1                       $100                        $10              10.00
   2                       $100                        $12               8.33
   3                       $100                        $15               6.67
   4                       $100                        $20               5.00
   5                       $100                        $18               5.56
   6                       $100                        $16               6.25
                           ----                        ---               ----
        TOTAL                               AVERAGE              TOTAL
        INVESTED          $600              PRICE    $15.17      SHARES 41.81

In connection with its advertisements, the Fund may provide "shareholder's letters" which serve to provide shareholders or investors with an introduction into the Fund's, the Trust's or any of the Trust's service provider's policies or business practices

                                  4. MANAGEMENT

A.       TRUSTEES AND OFFICERS

The names of the Trustees and officers of the Trust, their positions with the Trust, address, date of birth and principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk (*).

NAME, POSITION WITH THE TRUST,               PRINCIPAL OCCUPATION(S) DURING
DATE OF BIRTH AND ADDRESS                    PAST 5 YEARS

-------------------------------------------- -----------------------------------------------------------------------

-------------------------------------------- -----------------------------------------------------------------------

John Y. Keffer*,  Chairman and President     Member and Director,  Forum  Financial Group,  LLC (a mutual fund
Born:  July 15, 1942                         services  holding  company)
Two Portland  Square                         Director,  Forum  Fund  Services,  LLC  (Trust's  underwriter)
Portland,  ME 04101                          Officer of six other  investment  companies for which Forum Financial
                                             Group, LLC provides services

-------------------------------------------- -----------------------------------------------------------------------

Costas Azariadas, Trustee                    Professor of Economics, University of California-Los Angeles
Born:  February 15, 1943                     Visiting Professor of Economics, Athens University of Economics and
Department of Economics                      Business 1998 - 1999
University of California                     Trustee of one other investment company for which Forum Financial
Los Angeles, CA 90024                        Group, LLC provides services

-------------------------------------------- -----------------------------------------------------------------------

James C. Cheng, Trustee                      President, Technology Marketing Associates
Born:  July 26, 1942                         (marketing company for small and medium size businesses in New
27 Temple Street                             England)
Belmont, MA 02718                            Trustee of one other investment company for which Forum Financial
                                             Group, LLC provides services

-------------------------------------------- -----------------------------------------------------------------------

J. Michael Parish, Trustee                   Partner, Thelen Reid & Priest LLP (law firm) since 1995
Born:  November 9, 1943                      Partner, Winthrop, Stimson, Putnam & Roberts (law firm) 1989 - 1995
40 West 57th Street                          Trustee of one other  investment  company  for which  Forum  Financial
New York, NY 10019                           Group, LLC provides services

-------------------------------------------- -----------------------------------------------------------------------

Stephen  J.  Barrett,  Vice  President       Manager  of Client  Services and Senior Relationship  Manager, Forum
Born: November 14, 1968                      Financial Group, LLC since 1996
Two Portland Square                          Senior Product Manager,  Fidelity  Investments,  1994 - 1996
Portland,  Maine 04101                       Officer of four other investment companies for which Forum Financial
                                             Group, LLC provides services

-------------------------------------------- -----------------------------------------------------------------------

David I. Goldstein, Vice President           Counsel and General Counsel, Forum Financial Group LLC
Born:  August 3, 1961                        Officer of five other investment companies for which Forum Financial
Two Portland Square                          Group, LLC provides services
Portland, ME 04101

-------------------------------------------- -----------------------------------------------------------------------

Ronald  H.  Hirsch,   Treasurer              Managing  Director, Operations/Finance and Operations/Sales, Forum
Born:  October 14, 1943                      Financial Group, LLC since 1999
Two Portland Square                          Member of the Board - Citibank Germany 1991 - 1998 Portland,
ME 04101                                     Officer of six other investment companies for which Forum Financial
                                             Group, LLC provides services

-------------------------------------------- -----------------------------------------------------------------------

Leslie K. Klenk, Secretary                   Assistant Counsel and Counsel, Forum Financial Group, LLC since 1998
Born:  August 24, 1964                       Associate General Counsel,  Smith Barney Inc.  (brokerage firm) 1993 -
Two Portland Square                          1998
Portland, ME 04101                           Officer of one other  investment  company  for which  Forum  Financial
                                             Group, LLC provides services

-------------------------------------------- -----------------------------------------------------------------------

B.       COMPENSATION OF TRUSTEES AND OFFICERS

Effective February 7, 2000, each Trustee of the Trust will be paid a quarterly retainer fee of $1,750 for his service to the Trust. In addition, each Trustee will be paid a fee of $500 for each Board meeting attended (whether in person or by electronic communication). Trustees are also reimbursed for travel and related expenses incurred in attending Board meetings. Mr. Keffer receives no compensation (other than reimbursement for travel and related expenses) for his service as Trustee of the Trust. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.


The following table sets forth the fees paid to each Trustee by the Trust and the Fund Complex that includes all series of the Trust and another investment company for which Forum Financial Group, LLC provides services for the fiscal year ended March 31, 1999.

                        Compensation                                      Total Compensation from Trust
       Trustee           from Trust      Benefits       Retirement               and Fund Complex

---------------------- ---------------- ------------ ----------------- -------------------------------------
John Y. Keffer               $0             $0              $0                          $0
---------------------- ---------------- ------------ ----------------- -------------------------------------

Costas Azariadis           $11,200          $0              $0                       $18,500

---------------------- ---------------- ------------ ----------------- -------------------------------------

James C. Cheng             $12,700          $0              $0                       $20,000

---------------------- ---------------- ------------ ----------------- -------------------------------------

J. Michael Parish          $12,700          $0              $0                       $20,000

---------------------- ---------------- ------------ ----------------- -------------------------------------

C.       INVESTMENT ADVISER

1.       SERVICES OF ADVISER

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the "Agreement") with the Trust. Under the Agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund.

2.       OWNERSHIP OF ADVISER

The Adviser is 99% owned by Forum Trust, LLC and 1% owned by Forum Holdings Corp. I, both of which are mutual fund services holding companies controlled by John Y. Keffer, Chairman and President of the Trust. Forum Investment Advisors, LLC is registered as an investment adviser with the SEC under the 1940 Act.

3.       FEES

The Adviser's fee is calculated as a percentage of the applicable Fund's average net assets. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from the client.

Table 1 in Appendix B shows the dollar amount of the fees payable by the Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data are for the past three fiscal years.

4.       OTHER PROVISIONS OF ADVISER'S AGREEMENT

The Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.

The Agreement is terminable without penalty by the Trust regarding the Fund on 30 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 90 days' written notice to the Trust. The Agreement terminates immediately upon assignment.

Under the Agreement, the Adviser is not liable for any mistake of judgment or in any event whatsoever except for breach of fiduciary duty, willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

D.       DISTRIBUTOR

1.       DISTRIBUTOR; SERVICES AND COMPENSATION OF DISTRIBUTOR

Forum Fund Services, LLC (FFS), the distributor (also known as principal underwriter) of the shares of the Fund, is located at Two Portland Square, Portland, Maine 04101. FFS is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc. Prior to August 1, 1999, Forum Financial Services, Inc. was the distributor of each Fund pursuant to similar terms and compensation.


FFS, FAdS, FAcS and FSS are each controlled indirectly by Forum Financial Group, LLC. Forum Financial Group, LLC is controlled by John Y. Keffer.


Under a distribution agreement with the Trust (the "Distribution Agreement"), FFS acts as the agent of the Trust in connection with the offering of shares of the Fund. FFS continually distributes shares of the Fund on a best efforts basis. FFS has no obligation to sell any specific quantity of Fund shares.

FFS may enter into arrangements with various financial institutions through which you may purchase or redeem shares. FFS may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Fund.

FFS may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Fund. These financial institutions may charge a fee for their services and may receive shareholders service fees even though shares of the Fund are sold with a sales charge. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of the Fund in this manner should acquaint themselves with their institution's procedures and should read the Prospectus in conjunction with any materials and information provided by their institution. The financial institution and not its customers will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

Pursuant to the Distribution Agreement, FFS receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of the Fund's shares. Table 2 in Appendix B shows the aggregate sales charges paid to FFSI, the amount of sales charge reallowed by FFSI, and the amount of sales charge retained by FFSI. The data are for the past three years (or shorter depending on a Fund's commencement of operations).

2.       OTHER PROVISIONS OF DISTRIBUTOR'S AGREEMENT

The Distribution Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.

The Distribution Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by FFS on 60 days' written notice to the Trust.

Under the Distribution Agreement, FFS is not liable to the Trust or the Trust's shareholders for any error of judgment or mistake of law, for any loss arising out of any investment or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Under the Distribution Agreement, FFS and certain related parties (such as FFS's officers and persons that control FFS) are indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in the Fund's Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Trust, however, will not indemnify FSS for any such misstatements or omissions if they were made in reliance upon information provided in writing by FSS in connection with the preparation of the Registration Statement.

E.       OTHER FUND SERVICE PROVIDERS

1.       ADMINISTRATOR

As administrator, pursuant to an administration agreement with the Trust (the "Administration Agreement"), Forum Administrative Services, LLC (FAdS) is responsible for the supervision of the overall management of the Trust, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.

For its services, FAdS receives a fee from the Fund at an annual rate of 0.20% of the average daily net assets of the Fund. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month.

The Administration Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Administration Agreement is terminable without penalty by the Trust or by FAdS with respect to the Fund on 60 days' written notice.

Under the Administration Agreement, FAdS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. Under the Administration Agreement, FAdS and certain related parties (such as FAdS's officers and persons who control FAdS) are indemnified by the Trust against any and all claims and expenses related to FAdS's actions or omissions that are consistent with FAdS's contractual standard of care.

Table 3 in Appendix B shows the dollar amount of the fees payable by the Fund to FAdS, the amount of the fee waived by FAdS, and the actual fees received by FAdS. The data are for the past three fiscal years.

2.       FUND ACCOUNTANT

As fund accountant, pursuant to an accounting agreement with the Trust (the "Accounting Agreement"), Forum Accounting Services, LLC (FAcS) provides fund accounting services to the Fund. These services include calculating the NAV per share of the Fund and preparing the Fund's financial statements and tax returns.

For its services, FAcS receives a fee from the Fund at an annual rate of $36,000 with certain surcharges based upon the number and type of the Fund's portfolio transactions and positions. The fee is accrued daily by the Fund and is paid monthly based on the transactions and positions for the previous month.

The Accounting Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Accounting Agreement is terminable without penalty by the Trust or by FAcS with respect to the Fund on 60 days' written notice.

Under the Accounting Agreement, FAcS is not liable for any action or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the Accounting Agreement, FAcS and certain related parties (such as FAcS's officers and persons who control FAcS) are indemnified by the Trust against any and all claims and expenses related to FAcS's actions or omissions that are consistent with FAcS's contractual standard of care.

Under the Accounting Agreement, in calculating the Fund's NAV per share, FAcS is deemed not to have committed an error if the NAV per share it calculates is (1) within 1/10 of 1% of the actual NAV per share (after recalculation). The Accounting Agreement also provides that FAcS will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal 1/2 of 1% or less than or equal to $10.00. In addition, FAcS is not liable for the errors of others, including the companies that supply securities prices to FAcS and the Fund.

Table 4 in Appendix B shows the dollar amount of the fees payable by the Fund to FAcS, the amount of the fee waived by FAcS, and the actual fees received by FAcS. The data are for the past three fiscal years.

3.       TRANSFER AGENT


As transfer agent and distribution paying agent, pursuant to a transfer agent agreement with the Trust (the "Transfer Agent Agreement"), FSS maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. FSS is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

For its services, FSS receives 0.25% of the average daily net assets of the Fund, an annual fee of $12,000 and $18 per shareholder account.

The Transfer Agent Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Transfer Agent Agreement is terminable without penalty by the Trust or by FSS with respect to the Fund on 60 days' written notice.

Under the Transfer Agent Agreement, FSS is not liable for any act in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement. Under the Transfer Agent Agreement, FSS and certain related parties (such as FSS's officers and persons who control FSS) are indemnified by the Trust against any and all claims and expenses related to FAdS's actions or omissions that are consistent with FAdS's contractual standard of care.


Table 5 in Appendix B shows the dollar amount of the fees payable by the Fund to FSS, the amount of the fee waived by FSS, and the actual fees received by FSS. The data are for the past three fiscal years.

4.       CUSTODIAN

As custodian, pursuant to an agreement with the Trust, Forum Trust, LLC safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian is located at Two Portland Square, Portland, Maine 04101.

For its services, the Custodian receives an annualized percentage of the average daily net assets of the Fund. The Fund also pays an annual domestic custody fee as well as certain other transaction fees. These fees are accrued daily by the Fund and are paid monthly based on average net assets and transactions for the previous month.

5.       LEGAL COUNSEL

Seward & Kissel LLP, 1200 G Street, N.W., Washington, D.C. 20005, passes upon legal matters in connection with the issuance of shares of the Trust.

6.       INDEPENDENT AUDITORS

Deloitte & Touche LLP, 200 Berkeley Street, 14th Floor, Boston, Massachusetts, 02116-5022, independent auditors, have been selected as auditors for the Fund. The auditors audit the annual financial statements of the Fund and provide the Fund with an audit opinion. The auditors also review certain regulatory filings of the Fund and the Fund's tax returns.

                            5. PORTFOLIO TRANSACTIONS


A.       HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.       COMMISSIONS PAID

Table 6 in Appendix B shows the aggregate brokerage commissions with respect to the Fund. The data presented are for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

C.       ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

The Adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser. The Fund does not have any obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser's primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

1.       CHOOSING BROKER-DEALERS

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser's duties, the Adviser may: (1) consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund; and (2) take into account payments made by brokers effecting transactions for the Fund (these payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay.)

2.       OBTAINING RESEARCH FROM BROKERS

The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may be used by the Adviser in connection with services to clients other than the Fund, and not all research services may be used by the Adviser in connection with the Fund. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services.

The Adviser has full brokerage discretion. It evaluates the range and quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker. This research would include reports that are common in the industry. Typically, the research will be used to service all of the Adviser's accounts although a particular client may not benefit from all the research received on each occasion. The nature of the services purchased for clients include industry research reports and periodicals, quotation systems, software for portfolio management and formal data bases.

Occasionally, the Adviser may execute a transaction through a broker and pay a slightly higher commission than another broker might charge. The higher commission is paid because of the Adviser's need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution. Since most of the Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser is involved with a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the clients.

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser, some of which accounts may have similar investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

3.       COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

4.       TRANSACTIONS THROUGH AFFILIATES

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

5.       OTHER ACCOUNTS OF THE ADVISER

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

6.       PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all of the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

D.       SECURITIES OF REGULAR BROKER-DEALERS


From time to time the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year. Table 7 in Appendix B lists the regular brokers and dealers of each fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.


                     6. PURCHASE AND REDEMPTION INFORMATION


A.       GENERAL INFORMATION


You may effect purchases or redemptions or request any shareholder privilege in person at FSS's offices located at Two Portland Square, Portland, Maine 04101.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.


Not all classes or funds of the Trust may be available for sale in the sate in which you reside. Please check with your investment professional to determine a class or fund's availability.


B.       ADDITIONAL PURCHASE INFORMATION

The distributor sells shares of the Fund on a continuous basis. Set forth below is an example of the method of computing the offering price of the Fund's shares. The example assumes a purchase of shares of beneficial interest aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based on the net asset value per share of the Fund on March 31, 1999.


          Net Asset Value Per Share                          $11.60

          Sales Charge, 4.00% of offering price
          (4.17% of net asset value per share)               $0.48

          Offering to Public                                 $12.08

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value which is readily ascertainable (and not established only by valuation procedures).

1.       IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

2.       UGMAS/UTMAS

If the trustee's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the investor must provide a copy of the trust document.

3.       PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. When you purchase the Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Fund may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Fund is not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

C.       ADDITIONAL REDEMPTION INFORMATION

The Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

1.       SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2.       REDEMPTION-IN-KIND

Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities, however, if the Board determines conditions exist which would make payment in cash detrimental to the best interests of the Fund. If redemption proceeds are paid wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

D.       NAV DETERMINATION

In determining the Fund's NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price. If no sale price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

E.       DISTRIBUTIONS

Distributions of net investment income will be reinvested at the Fund's NAV per share as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV per share of the Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

                                   7. TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders that are not described in the prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the implications to shareholders. The discussions here and in the prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and their shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISOR AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

A.       QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year end of the Fund is March 31 (the same as the Fund's fiscal year end).

1.       MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of long-term capital gains over long-term capital losses) that it distributes to shareholders. In order to qualify as a regulated investment company the Fund must satisfy the following requirements:

     o The Fund must distribute at least 90% of its investment company taxable income (that is, net investment income and capital gain net income) for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

     o The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing.

     o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2.       FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits. A portion of these distributions generally may be eligible for the dividends-received deduction in the case of corporate shareholders.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B.       FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its net investment income for each tax year. These distributions are taxable to you as ordinary income. These distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Fund's financial statements. Any such losses may not be carried back.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduces your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). If you receive a distribution in the form of additional shares, it will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares whose net asset value at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

If you purchase shares of the Fund just prior to the ex-dividend date of a distribution, you will be taxed on the entire amount of the distribution received, even though the net asset value per share on the date of the purchase reflected the amount of the distribution.

If you hold shares for six months or less and redeem shares at a loss after receiving a capital gain distribution, the loss will be treated as a long-term capital loss to the extent of the distribution.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to you on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) to them during the year.

C.       CERTAIN TAX RULES APPLICABLE TO THE FUND'S TRANSACTIONS

For federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally is considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of Section 1256 contracts.

D.       FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of ordinary its taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. If the Fund changes its tax year end to November 30 or December 31, it may elect to use that date instead of the October 31 date in making this calculation. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in a calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year (or November 30 or December 31 if it has made the election described above) in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E.       SALE OR REDEMPTION OF SHARES

In general, a shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption (a so called "wash sale"). In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of capital gain distributions received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

F.       WITHHOLDING TAX

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide correct tax payer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

G.       FOREIGN SHAREHOLDERS

Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income distributions paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from U.S. federal income tax on gain realized on the sale of shares of the Fund, capital gain distributions from the Fund and amounts retained by the Fund that are designated as undistributed capital gain.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a noncorporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to distributions from the Fund can differ from the rules for U.S. federal income taxation described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in the Fund, distributions from the Fund and the applicability of foreign taxes and related matters.

H.       STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from the Fund can differ from the rules for U.S. federal income taxation described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in the Fund, distributions from the Fund and the applicability of state and local taxes and related matters.

                                8. OTHER MATTERS

A.       THE TRUST AND ITS SHAREHOLDERS

1.       GENERAL INFORMATION

Forum Funds was organized as a business trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Investors Bond Fund                                Payson Value Fund
TaxSaver Bond Fund                                 Payson Balanced Fund
Investors High Grade Bond Fund                     Austin Global Equity Fund
Maine Municipal Bond Fund                          Polaris Global Value Fund
New Hampshire Bond Fund                            Investors Equity Fund
Daily Assets Government Fund(1)                    Equity Index Fund
Daily Assets Treasury Obligations Fund(1)          Investors Growth Fund
Daily Assets Cash Fund(1)                          BIA Small-Cap Growth Fund
Daily Assets Government Obligations Fund(1)        BIA Growth Equity Fund
Daily Assets Municipal Fund(1)

(1)The  Trust  offers  shares  of  beneficial   interest  in  an  institutional,
institutional service, and investor share class of these series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.


The Trust, Fund's investment adviser and the principal underwriter have adopted codes of ethics under Rule 17j-1, as amended, of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be be purchased or held by the Fund. The Board will consider approving amendments to the code of ethics for the Trust, the Funds' investment adviser and the principal underwriter at its next regularly scheduled meeting.


The Trust and the Fund will continue indefinitely until terminated.

2.       SERIES AND CLASSES OF THE TRUST


Each series or class of the Trust may have a different expense ratio and each class' performance will be affected by its expenses. For more information on any other class of shares of the Fund, investors may contact FSS.


3.       SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and
(2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those such classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') outstanding shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4.       CERTAIN REORGANIZATION TRANSACTIONS

The Trust or any series may be terminated upon the sale of its assets to, or merger with, another open-end, management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the Fund. The Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation. Under the Trust Instrument, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to be incorporated under Delaware law, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

B.       FUND OWNERSHIP

As of July 1, 1999, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding Shares of the Fund.

Also as of that date, certain shareholders of record owned 5% or more of the Fund. These shareholders and any shareholder known by the Fund to own beneficially 5% or more of the Fund are listed in Table 8 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of July 1, 1999, the following persons beneficially owned 25% or more of the shares of a Fund (or of the Trust) and may be deemed to control the Fund (or the Trust). For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company's parents are listed.


CONTROLLING PERSON INFORMATION

SHAREHOLDER                                    PERCENTAGE OF
                                                SHARES OWNED

FirsTrust Co (incorporated in Indiana)
National City Bank Trust Dept
227 Main Street

Evansville,  Indiana 47708                        85.66%
National City Bank of Evansville is the parent company of FirsTrust.

C.       LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. The Forum Funds' Trust Instrument (the document that governs the operation of the Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. FAdS believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.       REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

E.       FINANCIAL STATEMENTS

The financial statements of the Fund for the year ended March 31, 1999, which are included in the Annual Report to Shareholders of the Fund, are incorporated herein by reference. These financial statements only include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and independent auditors' reports.

                 APPENDIX A - DESCRIPTION OF SECURITIES RATINGS


A.       CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

1.       MOODY'S INVESTORS SERVICE

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds, which are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE
         Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.       STANDARD AND POOR'S CORPORATION

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA       An obligation rated AA differs from the highest-rated  obligations only
         in  small  degree.   The  obligor's  capacity  to  meet  its  financial
         commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC       An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
         Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

3.       DUFF & PHELPS CREDIT RATING CO.

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+
AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+
A,A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+
BBB
BBB- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+
BB
BB- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

B+
B,B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP       Preferred stock with dividend arrearages.

4.       FITCH IBCA, INC.

         INVESTMENT GRADE

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         SPECULATIVE GRADE

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD
DD,D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.

B.       PREFERRED STOCK

1.       MOODY'S INVESTORS SERVICE

AAA An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue which is rated "aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

2.       STANDARD & POOR'S

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB
B,CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C        A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C.       SHORT TERM RATINGS

1.       MOODY'S INVESTORS SERVICE

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
          o    Leading market positions in well-established industries.
          o    High rates of return on funds employed.
          o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT
PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

2.       STANDARD AND POOR'S

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

3.       FITCH IBCA, INC.

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch IBCA's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as `A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

                        APPENDIX B - MISCELLANEOUS TABLES



TABLE 1 - INVESTMENT ADVISORY FEES

The following table shows the dollar amount of fees payable to the Adviser with respect to the Fund, the amount of fee that was waived by the Adviser, if any, and the actual fee received by the Adviser.

                                               ADVISORY FEE PAYABLE         ADVISORY FEE        ADVISORY FEE RETAINED
INVESTORS GROWTH FUND                                                          WAIVED

     Year Ended March 31, 1999                       $207,130                    $0                   $207,130
     Period Ended March 31, 1998                     $59,250                     $0                    $59,250

TABLE 2 - SALES CHARGES

                                                 AGGREGATE SALES
    FISCAL YEAR ENDED MARCH 31,                     CHARGE                 AMOUNT RETAINED             AMOUNT REALLOWED

               1999                                  $0                        $0                           $0
               1998                                  $0                        $0                           $0

TABLE 3 - ADMINISTRATION FEES

The following table shows the dollar amount of fees payable to FAdS with respect to the Fund, the amount of fee that was waived by FAdS, if any, and the actual fee received by FAdS.

                                               ADMINISTRATION FEE    ADMINISTRATION FEE WAIVED   ADMINISTRATION FEE
                                                    PAYABLE                                           RETAINED

     Year Ended March 31, 1999                      $63,732                   $63,732                    $0
     Period Ended March 31, 1998                    $18,231                   $18,231                    $0

TABLE 4 - ACCOUNTING FEES

The following table shows the dollar amount of fees paid to FAcS.

                                                    ACCOUNTING FEE               AMOUNT            AMOUNT REALLOWED
                                                                                RETAINED

     Year Ended March 31, 1999                         $37,000                  $37,000                   $0
     Period Ended March 31, 1998                       $10,935                  $10,935                   $0

TABLE 5 - TRANSFER AGENCY FEES

The following table shows the dollar amount of fees payable to FSS with respect to each Fund, the amount of fee that was waived by FSS, if any, and the actual fee received by FSS.

                                               TRANSFER AGENCY FEE     TRANSFER AGENCY FEE     TRANSFER AGENCY FEE
                                                     PAYABLE                  WAIVED                 RETAINED

     Year Ended March 31, 1999                       $91,741                 $44,032                 $47,709
     Period Ended March 31, 1998                     $26,445                 $22,744                  $3,701

TABLE 6 - COMMISSIONS

The following table shows the aggregate brokerage commissions with respect to the Fund that incurred brokerage costs. The data are for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period. Note that the Fund was only in operation for less than three months for the period ended March 31, 1998.


                                             AGGREGATE COMMISSION
     INVESTORS GROWTH FUND                          PAID

Year Ended March 31, 1999                          $37,518
Period Ended March 31, 1998                         $9,612

TABLE 7 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following table lists the regular brokers and dealers of each fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Funds' holdings of those securities as of the Fund's most recent fiscal year.

REGULAR BROKER DEALER                                      VALUE HELD

Merrill Lynch & Co., Inc.                                   $884,375
BankAmerica Corp.                                           $645,230
Wells Fargo & Co.                                           $631,124
Dreyfus Cash Management                                     $467,027

TABLE 8 - 5% SHAREHOLDERS

The following table lists (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of the Fund and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund, as of July 1, 1999.

NAME AND ADDRESS                                        % OF FUND

FirsTrust Co
National City Bank Trust Dept
227 Main Street
Evansville, Indiana 47708                                 13.89%

                          APPENDIX C - PERFORMANCE DATA


TABLE 1 - TOTAL RETURNS (WITHOUT SALES CHARGE)

The average annual total return of the Fund for the period ended March 31, 1999, was as follows.

                                         CALENDAR                                                          SINCE
               ONE MONTH      THREE       YEAR TO       ONE YEAR    THREE       FIVE YEARS    TEN YEARS   INCEPTION
INVESTORS                     MONTHS       DATE                     YEARS                                (ANNUALIZED)
GROWTH FUND
                 1.96%        1.25%        1.25%         6.25%       N/A          N/A          N/A          15.51%

TABLE 2 - TOTAL RETURNS (WITH SALES CHARGE)

The average annual total return of the Fund for the period ended March 31, 1999, was as follows.

                                         CALENDAR                                                           SINCE
               ONE MONTH      THREE       YEAR TO     ONE YEAR    THREE       FIVE YEARS    TEN YEARS     INCEPTION
INVESTORS                    MONTHS        DATE                     YEARS                                (ANNUALIZED)
GROWTH FUND
                (2.12)%      (2.80)%      (2.80)%        2.00%       N/A          N/A          N/A          11.94%

                  APPENDIX D - ADDITIONAL ADVERTISING MATERIALS

                             TEXT OF FORUM BROCHURE

In connection with its advertisements, a Fund may provide a description of the Fund's investment adviser and its affiliates, which are service providers to the Fund. Text, which is currently in use, is set forth below.

"FORUM FINANCIAL GROUP OF COMPANIES

Forum Financial Group of Companies represents more than a decade of diversified experience with every aspect of mutual funds. The Forum Family of Funds has benefited from the informed, sharply focused perspective on mutual funds that experience makes possible.

The Forum Family of Funds has been created and managed by affiliated companies of Portland-based Forum Financial Group, among the nation's largest mutual fund administrators providing clients with a full line of services for every type of mutual fund.

The Forum Family of Funds is designed to give investment representatives and investors a broad choice of carefully structured and diversified portfolios, portfolios that can satisfy a wide variety of immediate as well as long-term investment goals.

Forum Financial Group has developed its "brand name" family of mutual funds and has made them available to the investment public and to institutions on both the national and regional levels.

For more than a decade Forum has had direct experience with mutual funds from a different perspective, a perspective made possible by Forum's position as a leading designer and full-service administrator and manager of mutual funds of all types.

Today Forum Financial Group administers and provides services for over 181 mutual funds for 17 different fund managers, with approximately $70 billion in client assets. Forum has its headquarters in Portland, Maine, and has offices in Seattle, Bermuda, and Warsaw, Poland. In a joint venture with Bank Handlowy, the largest and oldest commercial bank in Poland, Forum operates the only independent transfer agent and mutual fund accounting business in Poland. Forum directs an off-shore and hedge fund administration business through its Bermuda office. It employs more than 390 professionals worldwide.

From the beginning, Forum developed a plan of action that was effective with both start- up funds, and funds that needed restructuring and improved services in order to live up to their potential. The success of its innovative approach is evident in Forum's growth rate over the years, a growth rate that has consistently outstripped that of the mutual fund industry as a whole, as well as that of the fund service outsource industry.

Forum has worked with both domestic and international mutual fund sponsors, designing unique mutual fund structures, positioning new funds within the sponsors' own corporate planning and targeted markets.

Forum's staff of experienced lawyers, many of whom have been associated with the Securities and Exchange Commission, have been available to work with fund sponsors to customize fund components and to evaluate the potential of various fund structures.

Forum has introduced fund sponsors to its unique proprietary Core and Gateway(R) partnership, helping them to takE advantage of this full-service master/feeder structure.

Fund sponsors understand that even the most efficiently and creatively designed fund can disappoint shareholders if it is inadequately serviced. That is the reason why fund sponsors have relied on Forum to meet all of a fund's complex compliance, regulatory, and filing needs.

Forum's full service commitment includes providing state-of-the-art accounting support (Forum has 7 CPAs on staff, as well as senior accountants who have been associated with Big 6 accounting firms). Forum's proprietary accounting system is continually upgraded and can provide custom-built modules to satisfy a fund's specific requirements. This service is joined with transfer agency and shareholder service groups that draw their strength both from the high caliber of the people staffing each unit and from Forum's advanced technology support system.

More than a decade of experience with mutual funds has given Forum practical hands-on experience and knowledge of how mutual funds function "from the inside out."

Forum has put that experience to work by creating the Forum Family of Funds, a family where each member is designed and positioned for your best investment advantage, and where each fund is serviced with the utmost attention to the delivery of timely, accurate, and comprehensive shareholder information.

INVESTMENT ADVISERS

Forum Investment Advisors, LLC offers the services of portfolio managers with the highest qualifications--because without such direction, a comprehensive and goal-oriented investment program and ongoing investment strategy are not possible.

Serving as portfolio managers for the Forum Family of Funds are individuals with decades of experience with some of the country's major financial institutions.

Forum Funds are also managed by the portfolio managers of H.M. Payson & Co, founded in Portland, Maine in 1854 and one of the oldest investment firms in the country. Payson has approximately $1.25 billion in assets under management, with clients that include pension plans, endowment funds, and institutional and individual accounts.

FORUM INVESTMENT ADVISORS, LLC

Forum Investment Advisors, LLC is the largest Maine based investment adviser with approximately $1.95 billion in assets under management. The portfolio managers have decades of combined experience in a cross section of the country's financial markets. The managers have specific, day-to-day experience in the asset class portfolios they manage, bringing critical focus to meeting each fund's explicit investment objectives. The portfolio managers have been involved in investing the assets of large insurance companies, banks, pension plans, individuals, and of course mutual funds. Forum Investment Advisors, LLC has a staff of analysts and investment administrators to meet the demands of serving shareholders in our funds.

FORUM FAMILY OF FUNDS

It has been said that mutual fund investment offerings--of which there are nearly 10,000, with assets spread across stock, bond, and money market funds worth more than $4 trillion--come in a rainbow of varieties. A better description would be a "spectrum" of varieties, the spectrum graded from green through amber and on to red. In simpler terms, from low risk investments, through moderate to high risk. The lower the risk, the lower the possible reward -- the higher the risk, the higher the potential reward.

The Forum Family of Funds provides conservative investment opportunities that reduce the risk of loss of capital, using underlying money market investments U.S. Government securities (although the shares of the Forum Funds are neither insured nor guaranteed by the U.S. Government or its agencies), thus cushioning the investment against market volatility. These funds offer regular income, ready access to your money, and flexibility to buy or sell at any time.

In the less conservative but still not aggressive category are funds in the Forum Family that seek to provide steady income and, in certain cases, tax-free earnings. Such investments provide important diversification to an investment portfolio.

Growth funds in the Forum Family more aggressively pursue a high return at the risk of market volatility. These funds include domestic and international stock mutual funds."

PEOPLES HERITAGE NEWS RELEASE

Peoples Heritage Financial Group, Inc. (NASDAQ:PHBK) announced today that it has formed an alliance with a major mutual fund provider and an investment advisory firm to expand its mutual fund offerings. The alliance with Forum Financial Group and H.M. Payson & Company will result in fifteen funds, including the unique Maine Municipal Bond Fund and New Hampshire Bond Fund, being offered through the branches of Peoples' affiliate banks in Maine, New Hampshire and northern Massachusetts and the Company's trust and investment subsidiaries

"There is no secret to where financial services are moving, under one roof," said William J. Ryan, Chairman, President and Chief Executive Officer of Peoples Heritage. "One only has to watch the virtually daily announcements of consolidations in the financial sector to understand that customers are demanding and receiving 'one-stop' financial services.

 "We think we are adding the additional competitive advantage of funds that are managed and administered close to home."

Eighteen Forum funds will be offered including two Payson funds. The tax-free Maine and New Hampshire State bond funds are the only two such funds available and usually invest 80% of total assets in municipal securities. Other funds being provided by the alliance include money market, fixed income and equity funds.

Forum Financial, based in Portland, Maine since 1987, administers 124funds with more than $29 billion in assets. Forum manages mutual funds for independent investment advisors such as Payson and for banks. Forum Investment Advisors, LLC an affiliate, is the largest Maine-based investment adviser with approximately $1.95 billion in fund assets under management.

"We are providing a great product set to the customers served by Peoples' nearly 200 branches in northern New England," said John Y. Keffer, Forum Financial president, "The key today is to link a wide variety of investment options with convergent, easy access for customers. I believe this alliance does just that."

H.M. Payson & Co., founded in 1854, is one of the nation's oldest investment firms with nearly $1.25 billion in assets under management and $412 million in non-managed custodial accounts. The Payson Value Fund and Payson Balanced Fund are among the 18 offerings.

"I believe we have all the ingredients of a tremendous alliance," said John Walker, Payson President and Managing Director. "We have the region's premier community banking company, a community-based investment advisor, and a local mutual fund company that operates nationally and specializes in working with banks. We are poised to provide solid investment performance and service."

Peoples Heritage Financial Group is a $10 billion multi-state bank and financial services holding company headquartered in Portland, Maine. Its Maine banking affiliate, Peoples Heritage Bank, has the state's leading deposit market share. Its New Hampshire banking affiliate, Bank of New Hampshire, has the state's leading deposit market share. Family Bank, the Company's Massachusetts banking subsidiary, has the state's tenth largest deposit market share and the leading market share in many of the northern Massachusetts communities it serves. Peoples affiliate banks also operate subsidiaries in leasing, trust and investment services and insurance.

FORUM FINANCIAL GROUP:

Headquarters:  Two Portland Square, Portland, Maine 04101

President:  John Y. Keffer

Offices:  Portland, Seattle, Warsaw, Bermuda

*Established  in 1986 to  administer  mutual  funds for  independent  investment advisors and banks *Among the nation's largest  third-party fund  administrators

*Uses proprietary in-house systems and custom programming capabilities

         *Administration and Distribution  Services:  Regulatory,  compliance,

          expense  accounting,  budgeting for all funds

         *Fund Accounting Services:  Portfolio valuation, accounting, dividend declaration, and tax advice

         *Shareholder  Services:  Preparation  of  statements,  distribution support,  inquiries and processing of trades

*Client Assets under Administration and Distribution:  $70.4 billion

*Client Assets Processed by Fund Accounting:  $53 billion

*Client Funds under Administration and Distribution:  181 mutual funds with 89 share classes

*International Ventures:

         Joint  venture  with Bank  Handlowy in Warsaw,  Poland,  using  Forum's

         proprietary   transfer  agency  and  distribution   systems   Off-shore

         investment  fund  administration,  using  Bermuda as Forum's  center of operations

*Forum Employees:  United States -215, Poland - 180, Bermuda - 4


FORUM CONTACTS:

Mark Kaplan, Managing Director and Portfolio Manager, Forum Investment Advisors, LLC, (207) 879-1900 X 6123
Tony Santaniello, Director of Marketing, (207) 879-1900 X 6175

H.M. PAYSON & CO.:

Headquarters:  One Portland Square, Portland, Maine

President and Managing Director: John Walker

Quality investment services and conservative wealth management since 1854

*Assets under Management: $1.25 Billion

*Non-managed Custody Assets: $412 Million

*Client Base: 85% individuals; 15% institutional

*Owned by 11 shareholders; 10 managing directors

*Payson Balanced Fund and Payson Value Fund  (administrative  and shareholder services provided by Forum Financial Group)

*Employees: 45

H.M. PAYSON & CO. CONTACT:

Joel Harris, Marketing Coordinator, (207) 772-3761

                          Pro Forma Combined Financial
               Information for the period ended November 30, 1999


                  The following unaudited pro forma combined financial information relates to the acquisition of all the assets and liabilities of Investors Growth Fund, a series of Forum Funds by and in exchange for shares of Investors Equity Fund, also a series of Forum Funds (the "Reorganization"). The information gives effect to the Reorganization as if it had occurred on November 30, 1999 and consists of a statement of the pro forma combined portfolio of investments and a statement of assets and liabilities as of November 30, 1999 and a statement of operations for the six months ended November 30, 1999 and the year ended May 31, 1999. The pro forma combined results of operations represent the level of expenses of Investors Equity Fund following the Reorganization if the Reorganization had been consummated on November 30, 1999. There is no guarantee that the pro forma financial information will accurately predict the actual results of the Reorganization. This unaudited information should be read in conjunction with the separate financial statements of Investors Equity Fund and Investors Growth Fund.

FORUM FUNDS
PRO FORMA STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
NOVEMBER 30, 1999

                                                         INVESTORS           INVESTORS
                                                           EQUITY             GROWTH            PRO FORMA          PRO FORMA
                                                            FUND               FUND            ADJUSTMENTS         COMBINED
Assets
   Investments in Portfolio (Notes 1 and 2)
        Investments at cost                                $ 14,665,973         $ 8,768,315                $ -      $ 23,434,288
        Net unrealized appreciation                          19,473,122          15,996,429                  -        35,469,551
                                                     ----------------------------------------------------------------------------
        Total investments at value                           34,139,095          24,764,744                  -        58,903,839
         Investment in other net assets (liabilities)
         of Portfolio                                            22,506              38,006                  -            60,512
                                                     ----------------------------------------------------------------------------
   Total investments in Portfolios                           34,161,601          24,802,750                  -        58,964,351


   Receivable from advisor                                            -              12,625                  -            12,625
   Organization costs, net of amortization (Note 2)               2,072               9,274                  -            11,346
                                                     ----------------------------------------------------------------------------
Total Assets                                                 34,163,673          24,824,649                  -        58,988,322
                                                     ----------------------------------------------------------------------------

Liabilities
   Payable to administrator                                           -               4,058                  -             4,058
   Payable to advisor                                            12,597                   -                  -            12,597
   Payable to other related parties                               5,574              50,120                  -            55,694
   Accrued expenses and other liabilities                        37,837               7,110                  -            44,947
   Dividends payable                                                  -                   -          1,518,822         1,518,822
                                                     ----------------------------------------------------------------------------
Total Liabilities                                                56,008              61,288          1,518,822         1,636,118
                                                     ----------------------------------------------------------------------------
Net Assets                                                 $ 34,107,665        $ 24,763,361       $ (1,518,822)     $ 57,352,204
                                                     ============================================================================

Components of Net Assets
  Paid in capital                                          $ 11,649,315         $ 7,240,570                $ -      $ 18,889,885
  Undistributed 9distributions in excess of) net
     investment income                                          (36,962)              7,540                  -           (29,422)
  Accumulated net realized gain from investments sold         3,022,190           1,518,822         (1,518,822)        3,022,190
  Net unrealized appreciation from investments               19,473,122          15,996,429                  -        35,469,551
                                                     ----------------------------------------------------------------------------
Net Assets                                                 $ 34,107,665        $ 24,763,361       $ (1,518,822)     $ 57,352,204
                                                     ============================================================================


Shares of Beneficial Interest                                 2,425,617           2,158,969           (505,730)        4,078,856

Net Asset Value and Offering Price Per Share (Net
   Assets Divided by Shares of Beneficial Interest)             $ 14.06             $ 11.47                              $ 14.06



See Pro Forma Footnotes to Pro Forma Financial Statements

FORUM FUNDS
PRO FORMA STATEMENTS OF OPERATIONS (UNAUDITED)

                                                   INVESTORS                    INVESTORS
                                                    EQUITY                       GROWTH                          PRO FORMA
                                                     FUND                         FUND                           COMBINED
                                                                      -------------------------------   ----------------------------
                                                                      -------------------------------   ----------------------------
                                              For the                      For the                         For the
                                           Six Months      For the        Six Months         For the      Six Months       For the
                                                Ended   Year Ended          Ended          Year Ended        Ended       Year Ended
                                      November 30, 1999 May 31, 1999    November 30, 1999 May 31, 1999 November 30, 1999May 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Investment Income
    Interest income                          $ 11,024     $ 35,815          $ 25,945        $ 68,161          $ 36,969    $ 103,976
    Dividend income                           131,897      285,012           140,451         465,190           272,348      750,202
                                      ----------------------------------------------------------------------------------------------
                                      ----------------------------------------------------------------------------------------------
 Total Investment Loss                        142,921      320,827           166,396         533,351           309,317      854,178
                                      ----------------------------------------------------------------------------------------------
                                      ----------------------------------------------------------------------------------------------

 Expenses
     Investment advisory                      106,219      201,585            84,679         202,130           190,898      403,715
    Administration                             32,683       62,026            26,055          62,194            58,738      124,220
    Transfer agency                            47,246       89,880            38,644          89,822            85,890      179,702
     Custody                                    4,530        8,013             4,250           8,189             8,780       16,202
    Accounting                                 18,000       36,000            18,000          37,000            36,000       73,000
    Legal                                       3,824        9,913             1,835          13,940             5,659       23,853
     Reporting                                  5,321            -             3,000               -             8,321            -
    Compliance                                  1,522        1,869                 -               -             1,522        1,869
    Audit                                       7,700       17,122             8,630          18,422            16,330       35,544
    Trustees                                      985        2,163               863           2,167             1,848        4,330
    Amortization of organization costs            341          680             1,518           3,035             1,859        3,715
    Miscellaneous                               2,667       18,688             1,908          13,902             4,575       32,590
                                      ----------------------------------------------------------------------------------------------
                                      ----------------------------------------------------------------------------------------------
 Total Expenses                               231,038      447,939           189,382         450,801           420,420      898,740
                                      ----------------------------------------------------------------------------------------------
                                      ----------------------------------------------------------------------------------------------
 Fees waived and expenses reimbursed          (51,155)    (106,979)          (45,816)       (108,798)          (96,971)    (215,777)
                                      ----------------------------------------------------------------------------------------------
                                      ----------------------------------------------------------------------------------------------
 Net Expenses                                 179,883      340,960           143,566         342,003           323,449      682,963
                                      ----------------------------------------------------------------------------------------------
                                      ----------------------------------------------------------------------------------------------
 Net Investment Loss                          (36,962)     (20,133)           22,830         191,348           (14,132)     171,215
                                      ----------------------------------------------------------------------------------------------
                                      ----------------------------------------------------------------------------------------------

 Net Realized and Unrealized Gain on
 Investments
      Net Realized Gain on Investments       620,885    4,243,115            94,068       2,382,883           714,953    6,625,998
      Net Change in Unrealized Appreciation
      (Depreciation) on Investments
      Allocated from Portfolios            2,146,469    2,435,455          (248,732)       (373,254)        1,897,737    2,062,201
                                     ---------------------------------------------------------------   ----------------------------
                                     ---------------------------------------------------------------   ----------------------------
 Net Realized and Unrealized Gain on
 Investments                               2,767,354    6,678,570          (154,664)      2,009,629         2,612,690    8,688,199
                                     ----------------------------------------------------------------------------------------------
                                     ----------------------------------------------------------------------------------------------
 Increase in Net Assets Resulting
 from Operations                         $ 2,730,392  $ 6,658,437        $ (131,834)    $ 2,200,977       $ 2,598,558  $ 8,859,414
                                     ==============================================================================================
                                     ==============================================================================================


See Pro Forma Footnotes to Pro Forma Financial Statements

PRO FORMA FOOTNOTES OF MERGER BETWEEN INVESTORS GROWTH FUND AND INVESTORS EQUITY FUND (UNAUDITED)
NOVEMBER 30, 1999

NOTE 1.  GENERAL

The accompanying pro forma financial statements are presented to show the effect of the proposed merger of Investors Growth Fund, a series of Forum Funds, with Investors Equity Fund, also a series of Forum Funds Fund (the "Fund), as if such merger had taken place as of November 30, 1999.

Under the terms of the Agreement and Plan of Reorganization, the combination of Investors Growth Fund and the Fund should be treated as a tax free business combination and accordingly will be accounted for by a method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method). The acquisition would be accomplished by an acquisition of the net assets of Investors Growth Fund in exchange for shares of the Fund at net asset value. The statements of assets and liabilities and the related statements of operations of the Fund and Investors Growth Fund have been combined as of, and for the year ended, May 31, 1999. The statements of assets and liabilities are also reported as of November 30, 1999.

The Fund seeks to achieve its investment objective by investing primarily in the common stock of established, growth orientated domestic companies with market capitalizations exceeding $2 billion.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and schedules of investments of Investors Growth Fund and the Fund which are included in their annual reports dated March 31, 1999, and May 31, 1999, respectively.

The following notes refer to the accompanying pro forma financial statements as if the above mentioned merger of the Fund and Investors Growth Fund had taken place as of November 30, 1999.


NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Forum Funds(R) (the "Trust") is a Delaware business trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has nineteen active investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value.

The significant accounting policies consistently followed by the Fund are as follows:

SECURITY VALUATION - On each Fund business day, the Trust determines the net asset value per share of each Fund as of the close of the regular trading day on the New York Stock Exchange. Securities, other than short-term securities, held by Investors Equity Fund, and for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales price is reported, the mean of the last bid and asked price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees pursuant to the Trust's valuation procedures. Securities held by Investors Equity Fund that have a maturity of 60 days or less are valued at amortized cost, which approximates market value.


SECURITY TRANSACTIONS AND INTEREST AND DIVIDEND INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain or loss for both financial statements and federal income tax purposes.

REPURCHASE   AGREEMENTS  -  Investors  Equity  Fund  may  invest  in  repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always exceed the repurchase price.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds.

ORGANIZATION COSTS - Costs incurred by each Fund in connection with its organization are amortized using the straight-line method over a five-year period.


FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

PRO FORMA FOOTNOTES OF MERGER BETWEEN INVESTORS GROWTH FUND AND INVESTORS EQUITY FUND (UNAUDITED) (CONCLUDED)
MAY 31, 1999

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets.

NOTE 3.  ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISERS-- The investment adviser for Investors Equity Fund is H.M. Payson & Co. ("Payson"). Pursuant to an Investment Advisory Agreement, Payson receives an advisory fee from the Fund at an annual rate of 0.65% of the Fund's average daily net assets. Payson has entered into an investment sub-advisory agreement with Peoples Heritage Bank ("Peoples") under which Peoples exercises certain investment discretion over the assets (or a portion of assets) of the Fund. For its sub-advisory services, Payson pays a fee to Peoples at an annual rate of 0.25% of the Fund's average daily net assets.

ADMINISTRATOR - The administrator for the Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives a fee at an annual rate of 0.20% of the average daily net assets of the Fund.

TRANSFER AGENT - The transfer agent and dividend disbursing agent for the Fund is Forum Shareholder Services, LLC ("FSS"). FSS receives from the Fund an annual fee of $12,000, plus 0.25% of the average daily net assets of the Fund, and an annual shareholder account fee of $18 per shareholder account.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the Fund's distributor. For its services, FFS receives, and may reallocate to certain financial institutions, the sales charges paid in connection with purchases or sales of the Fund's shares. Prior to March 1, 1999, Forum Financial Services, Inc. was the Fund's distributor and received similar compensation from the Fund for its distribution services.

OTHER SERVICE PROVIDER - Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. For its services, FAcS receives an annual fee of $36,000 from Investors Equity Fund, plus certain amounts based upon the number and types of portfolio transactions made by the Fund.

NOTE 4.  PRO FORMA ADJUSTMENTS

The accompanying pro forma financial statements include an adjustment to reflect a distribution of net realized gain from Investors Growth Fund to its shareholders as if the distribution had occurred prior to November 30, 1999.

An adjustment was made to fund shares as if the merger had taken place on November 30, 1999. The number of shares were adjusted to reflect the same net asset value per share for the combined entity as for the Fund.

FORUM FUNDS
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
NOVEMBER 30, 1999

                                                    Investors Equity           Investors Growth             Pro Forma
      Face/Share             Security                     Fund                       Fund                   Combined
                                                   --------------------       --------------------     --------------------
        Amount             Description                    Value                      Value                    Value

Common Stocks                                                    99.4%                      93.2%                    95.9%

Apparel & Accessory Stores                                        2.7%                       4.3%                     3.4%
            22,500 Gap, Inc.                                   911,250                          -                  911,250
            14,000 Nike, Inc - Class B                               -                    644,000                  644,000
                 - Walt Disney Co.                                   -                    418,125                  418,125
                                                   ------------------------------------------------------------------------
                                                               911,250                  1,062,125                1,973,375
                                                   ------------------------------------------------------------------------


Basic Materials                                                                              3.1%                     1.3%
            16,000 Air Products & Chemicals                          -                    518,000                  518,000
             4,086 E.I. Du Pont de Nemours                           -                    242,862                  242,862
                                                   ------------------------------------------------------------------------
                                                                     -                    760,862                  760,862
                                                   ------------------------------------------------------------------------

Building Materials                                                3.1%                                                1.8%
            13,200 Home Depot, Inc.                          1,043,625                          -                1,043,625
                                                   ------------------------------------------------------------------------

Business Services                                                14.3%                       3.2%                     9.6%
            28,800 Automatic Data Processing, Inc.           1,422,000                          -                1,422,000
            17,000 Ecolab, Inc.                                588,625                          -                  588,625
            22,500 Fiserv, Inc.                                      -                    798,750                  798,750
            26,100 Interpublic Group Cos., Inc.              1,226,700                          -                1,226,700
            18,000 Microsoft Corp.                           1,638,844                          -                1,638,844
                                                   ------------------------------------------------------------------------
                                                             4,876,169                    798,750                5,674,919
                                                   ------------------------------------------------------------------------

Chemicals & Allied Products                                       6.1%                                                3.5%
            20,000 Gillette Co.                                803,750                          -                  803,750
            11,800 The Procter & Gamble Co.                  1,274,400                          -                1,274,400
                                                   ------------------------------------------------------------------------
                                                             2,078,150                          -                2,078,150
                                                   ------------------------------------------------------------------------

Communications                                                    6.1%                      11.2%                     8.2%
            15,000 AT & T Corporation                                -                    838,125                  838,125
            18,000 BellSouth Corp.                             831,375                          -                  831,375
            34,102 SBC Communications, Inc.                  1,241,410                    529,763                1,771,173
            30,000 Vodafone Airtouch plc ADR                         -                  1,415,625                1,415,625
                                                   ------------------------------------------------------------------------
                                                             2,072,785                  2,783,513                4,856,298
                                                   ------------------------------------------------------------------------

Eating & Drinking Places                                                                     3.4%                     1.4%
            20,000 Tricon Global Restaurants                         -                    830,000                  830,000
                                                   ------------------------------------------------------------------------

Electronic & Other Electrical Equipment & Components,
   Except Computer Equipment                                     10.2%                       6.8%                     8.8%
            10,000 ADC Telecommunications, Inc.                533,125                          -                  533,125
            13,000 General Electric Co.                              -                  1,690,000                1,690,000
             8,550 General Electric Co.                      1,111,500                          -                1,111,500
            24,050 Intel Corp.                               1,844,334                          -                1,844,334
                                                   --------------------       ---------------------------------------------
                                                             3,488,959                  1,690,000                5,178,959
                                                   ------------------------------------------------------------------------

Financial Institutions                                            7.8%                       9.4%                     8.5%
             9,136 Bank of America Corporation                       -                    534,456                  534,456
               157 Berkshire Hthaway - B                             -                    292,805                  292,805
            10,000 Federal National Mortgage Assn.                   -                    666,250                  666,250
            14,925 Federal National Mortgage Assn.             994,378                          -                  994,378
            42,000 MBNA Corp.                                1,060,500                          -                1,060,500
            18,000 Wells Fargo & Co.                                 -                    837,000                  837,000
            13,000 Wells Fargo & Co.                           604,500                          -                  604,500
                                                   ------------------------------------------------------------------------
                                                             2,659,378                  2,330,511                4,989,889
                                                   ------------------------------------------------------------------------

Food & Kindred Products                                           1.5%                       1.5%                     1.5%
             7,500 Coca Cola Co.                               504,844                          -                  504,844
            11,000 PepsiCo                                           -                    380,187                  380,187
                                                   ------------------------------------------------------------------------
                                                               504,844                    380,187                  885,031
                                                   ------------------------------------------------------------------------

Grocery Stores                                                    1.7%                                                1.0%
            28,000 Kroger Co.                                  596,750                          -                  596,750
                                                   ------------------------------------------------------------------------

Industrial & Commercial Machinery &
   Computer Equipment                                            14.0%                                                8.1%
            11,400 Applied Materials, Inc.                   1,110,789                                           1,110,789-
            15,000 Cisco Systems, Inc.                       2,318,875                          -                2,318,875
            14,000 Solectron Corp.                             906,125                          -                  906,125
             7,000 Tellabs, Inc.                               454,125                          -                  454,125
                                                   ------------------------------------------------------------------------
                                                             4,789,914                          -                4,789,914
                                                   ------------------------------------------------------------------------

Insurance                                                         4.5%                       5.3%                     4.9%
            12,656 American International Group, Inc.                -                  1,306,732                1,306,732
            14,952 American International Group, Inc.        1,543,794                          -                1,543,794
                                                   ------------------------------------------------------------------------
                                                             1,543,794                  1,306,732                2,850,526
                                                   ------------------------------------------------------------------------


Measuring, Analyzing, & Controlling Instruments;
   Photographic, Medical & Optical Goods                          4.6%                                                2.7%
            28,600 Medtronic, Inc.                           1,111,825                          -                1,111,825
             8,000 Stryker Corp.                               455,500                          -                  455,500
                                                   ------------------------------------------------------------------------
                                                             1,567,325                          -                1,567,325
                                                   ------------------------------------------------------------------------

Miscellaneous Retail                                              2.6%                                                1.5%
            38,000 Staples, Inc.                               893,000                          -                  893,000
                                                   ------------------------------------------------------------------------

Petroleum Refining & Related Industries                           3.4%                       6.6%                     4.8%
             8,596 Conoco Inc - Class B                              -                    225,108                  225,108
            10,000 Exxon Corp.                                       -                    793,125                  793,125
            14,700 Exxon Corp.                               1,165,894                          -                1,165,894
             6,000 Mobil Corporation                                 -                    625,875                  625,875
                                                   ------------------------------------------------------------------------
                                                             1,165,894                  1,644,108                2,810,002
                                                   ------------------------------------------------------------------------

Pharmaceutical Preparations                                       9.4%                      15.3%                    11.9%
            16,000 Abbott Laboratories                               -                    608,000                  608,000
            19,800 Abbott Laboratories                         752,400                                             752,400
            14,000 American Home Products                            -                    728,000                  728,000
             8,000 Johnson & Johnson                                 -                    830,000                  830,000
            13,800 Merck & Co., Inc.                                 -                  1,083,300                1,083,300
            12,800 Merck & Co., Inc.                         1,004,800                          -                1,004,800
            24,300 Pfizer, Inc.                                879,356                          -                  879,356
            11,200 Schering-Plough Corp.                       572,600                          -                  572,600
             9,000 Schlumberger Limited                              -                    540,562                  540,562
                                                   ------------------------------------------------------------------------
                                                             3,209,156                  3,789,862                6,999,018
                                                   ------------------------------------------------------------------------

Security & Commodity Brokers, Dealers,
   Exchanges & Services                                           2.1%                       3.3%                     2.6%
            19,000 Merrill Lynch & Co., Inc.                   725,625                    806,250                1,531,875
                                                   ------------------------------------------------------------------------

Technology                                                                                  17.2%                     7.2%
             8,000 Automatic Data Processing                         -                    395,000                  395,000
             6,000 Computer Sciences Corporation                     -                    391,500                  391,500
             7,500 IBM Corporation                                   -                    772,969                  772,969
            25,000 Oracle Corporation                                -                  1,695,312                1,695,312
            12,000 United Technologies Corporation                   -                    678,000                  678,000
            12,000 Xerox Corporation                                 -                    324,750                  324,750
                                                   ------------------------------------------------------------------------
                                                                     -                  4,257,531                4,257,531
                                                   ------------------------------------------------------------------------

Transportation Equipment                                                                     2.6%                     1.1%
             9,352 Daimler Chrysler AG                               -                    637,105                  637,105
                                                   ------------------------------------------------------------------------

Water Transportation                                              2.3%                                                1.3%
            18,000 Carnival Corp.                              794,250                          -                  794,250
                                                   ------------------------------------------------------------------------

Wholesale Trade - Durable Goods                                   3.0%                                                1.7%
            10,000 Danaher Corp.                               491,250                          -                  491,250
             8,000 Illinois Tool Works, Inc.                   518,000                          -                  518,000
                                                   ------------------------------------------------------------------------
                                                             1,009,250                          -                1,009,250
                                                   ------------------------------------------------------------------------

Total Common Stock (Cost $21,538,103)                       33,930,118                 23,077,536               57,007,654
---------------------------------------------------------------------------------------------------------------------------


Short-Term Investments                                             .6%                       6.8%                     3.2%
           208,977 Bankers Trust Investment Money
                      Market Fund                              208,977                          -                  208,977
         1,180,849 Bankers Trust Investment Money
                      Market Fund                                    -                  1,180,849                1,180,849
           506,359 Bankers Trust Institutional  Cash
                   Management                                        -                    506,359                  506,359
                                                   ------------------------------------------------------------------------

Total Short-Term Investments                                   208,977                  1,687,208                1,896,185
---------------------------------------------------------------------------------------------------------------------------


                                                                100.0%                     100.0%                   100.0%
Total Investments - Costs                                   14,665,973                  8,768,315               23,434,288
Total Investments (100.0%)                                 $34,139,095                $24,764,744              $58,903,839

                                     PART C

                                OTHER INFORMATION

ITEM 15 - INDEMNIFICATION.

THE TRUST INSTRUMENT

In accordance with Section 3803 of the Delaware Business Trust Act, SECTION 10.2 of the Registrant's Trust Instrument provides as follows:

"SECTION 10.02  INDEMNIFICATION.

(a)      Subject to the exceptions and limitations contained in Subsection 10.02
(b):

                  (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                  (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)      No indemnification shall be provided hereunder to a Covered Person:

                  (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                  (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection 10.02(a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the

Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 10.02.

THE INVESTMENT ADVISORY AGREEMENTS

Section 4 of the Trust's Investment Advisory Agreements with Austin Investment Management, Inc., Forum Investment Advisors, LLC (Investors Bond Fund, Investors High Grade Bond Fund, TaxSaver Bond Fund, Maine Municipal Bond Fund, New Hampshire Bond Fund and Investors Growth Fund), Peoples Heritage Bank and H.M. Payson & Company (Payson Balanced Fund and Payson Value Fund) includes language similar to the following:

"SECTION 4.       STANDARD OF CARE

The Adviser shall use its best judgment and efforts in rendering the services described in this Agreement. The Adviser shall not be liable to the Trust for any action or inaction of the Adviser in the absence of bad faith, willful misconduct or gross negligence or based upon information, instructions or requests with respect to the Fund made to the Adviser by a duly authorized officer of the Trust. The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement caused by circumstances beyond its reasonable control."

Section 5 of the Trust's Investment Advisory Agreements between the Trust and Polaris Capital Management, Inc., Mastrapasqua & Associates and Brown Investment Advisors & Company include language similar to the following:

"SECTION 5.  STANDARD OF CARE.

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for error of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust's security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties hereunder, or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

(b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply."

THE DISTRIBUTION AGREEMENT

Section 8 of the Trust's Distribution Agreement with Forum Fund Services LLC provides:

"SECTION 8.  INDEMNIFICATION

(a) The Trust will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act ("Distributor Indemnitees") free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Trust in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of the Distributor ("Distributor Claims").

After receipt of the Distributor's notice of termination under Section 13(e), the Trust shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to the Registration Statement and for which the Trust has not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration Statement was made in reliance upon, or in conformity with, information furnished to the Trust by or on behalf of the Distributor.

(b) The Trust may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Trust and approved by the Distributor, which approval shall not be withheld unreasonably. The Trust shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Trust assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Trust does not assume the defense of any such suit, or if the Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Trust, which consent shall not be unreasonably withheld or delayed.

(c) The Distributor will indemnify, defend and hold the Trust and its several officers and trustees (collectively, the "Trust Indemnitees"), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

         (i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

         (ii)  any  act  of,  or   omission   by,   Distributor   or  its  sales
         representatives that does not conform to the standard of care set forth in Section 7 of this Agreement ("Trust Claims").

(d) The Distributor may assume the defense of any suit brought to enforce any Trust Claim and may retain counsel of good standing chosen by the Distributor and approved by the Trust, which approval shall not be withheld unreasonably. The Distributor shall advise the Trust that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if the Trust does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Trust Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Trust Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

(e) The Trust's and the Distributor's obligations to provide indemnification under this Section is conditioned upon the Trust or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Trust Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Trust Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f) The provisions of this Section and the parties' representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Trust Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Trust Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

(g) Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

(h) Nothing contained herein shall require the Trust to take any action contrary to any provision of its Organic Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Articles of Incorporation or Bylaws or any applicable statute or regulation; provided, however, that neither the Trust nor the Distributor may amend their Organic Documents or Articles of Incorporation and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement.

(i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Trust or its security holders to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement.

ITEM 16 - EXHIBITS.

All references to a post effective amendment are to Registrant's Registration Statement on Form N-1A, file numbers 2-67052 and 811-3023.

(1) Copy of Registrant's Trust Instrument dated August 29, 1995 as amended June 25, 1999 is incorporated herein by reference. The Trust Instrument, Exhibit (a) to post effective amendment 73, was filed via EDGAR on July 30, 1999 (accession number 0001004402-99-000341).

(2) Copy of Registrant's By-Laws is incorporated herein by reference. The By-Laws, Exhibit (b) to post effective amendment 43 were filed via EDGAR on July 31, 1997 (accession number 0000912057-97-025707).

(3)      None.

(4) Agreement and Plan of Reorganization is filed herewith as Attachment B to Part A to Form N-14.

(5) Sections 2.04 and 2.06 of Registrant's Trust Instrument provide as follows:

"SECTION 2.04   TRANSFER OF SHARES.

Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer and such evidence of the genuineness of such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer."


"SECTION 2.06   ESTABLISHMENT OF SERIES.

The Trust created hereby shall consist of one or more Series and separate and distinct records shall be maintained by the Trust for each Series and the assets associated with any such Series shall be held and accounted for separately from the assets of the Trust or any other Series. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series of the Trust, to establish and designate and to change in any manner any such Series of Shares or any classes of initial or additional Series and to fix such preferences, voting powers, rights and privileges of such Series or classes thereof as the Trustees may from time to time determine, to divide or combine the Shares or any Series or classes thereof into a greater or lesser number, to classify or reclassify any issued Shares or any Series or classes thereof into one or more Series or classes of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable. The establishment and designation of any Series shall be effective upon the adoption of a resolution by a majority of the Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series. A Series may issue any number of Shares and need not issue shares. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may by a majority vote abolish that Series and the establishment and designation thereof.

All references to Shares in this Trust Instrument shall be deemed to be Shares of any or all Series, or classes thereof, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust, and each class thereof, except as the context otherwise requires.

Each Share of a Series of the Trust shall represent an equal beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of all distributions made with respect to such Series. Upon redemption of his Shares, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust."

(6)      Investment Advisory Agreements

(a) Investment Advisory Agreement between Registrant and Austin Investment Management, Inc. relating to Austin Global Equity Fund is incorporated herein by reference. The Investment Advisory Agreement, Exhibit (5)(d) to post effective amendment 62, was filed via EDGAR on May 26, 1998 (accession number 0001004402-98-000307).

(b) Investment Advisory Agreement between Registrant and Brown Investment Advisory & Trust Company relating to BIA Small-Cap Growth Fund and BIA Growth Equity Fund dated as of June 29, 1999 is incorporated herein by reference. The Investment Advisory Agreement, Exhibit (d)(7) to post effective amendment 73, was filed via EDGAR on July 30, 1999 (accession number 0001004402-99-000341).

(c) Investment Advisory Agreement between Registrant and Forum Investment Advisors, LLC relating to Investors Bond Fund, Investors High Grade Bond Fund, TaxSaver Bond Fund, Maine Municipal Bond Fund, New Hampshire

         Bond Fund and Investors Growth Fund is incorporated herein by reference. The Investment Advisory Agreement, Exhibit (5)(p) to post effective amendment 56, was filed via EDGAR on December 31, 1997 (accession number 0001004402-97-000281).

(d) Investment Advisory Agreement between Registrant and H.M. Payson & Co. relating to Investors Equity Fund is incorporated herein by reference. The Investment Advisory Agreement, Exhibit (5)(i) to post effective amendment 65, was filed via EDGAR on September 30, 1998 (accession number 0001004402-98-000530).

(e) Investment Advisory Agreement between Registrant and H.M. Payson & Co. relating to the Payson Value Fund and Payson Balanced Fund is incorporated herein by reference. The Investment Advisory Agreement, Exhibit (5)(a) to post effective amendment 62, was filed via EDGAR on May 26, 1998 (accession number 0001004402-98-000307).

(f) Investment Subadvisory Agreement between H.M. Payson & Co. and Peoples Heritage Bank relating to Investors Equity Fund is incorporated herein by reference. The Investment Subadvisory Agreement, Exhibit (5)(i) to post effective amendment 64, was filed via EDGAR on July 31, 1998 (accession number 0001004402-98-000421).

(g) Investment Advisory Agreement between Registrant and Polaris Capital Management, Inc. is incorporated herein by reference. The Investment Advisory Agreement, Exhibit (5)(h) to post effective amendment 63, was filed via EDGAR on June 8, 1998 (accession number 0001004402-98-000339).

(h) Form of Investment Advisory Agreement between Registrant and Mastrapasqua & Associates relating to Virtual Growth/Virtual Value Fund is incorporated herein by reference. The Form of Investment Advisory Agreement, Exhibit (d)(8) to post-effective amendment 78, was filed via EDGAR on April 17, 2000 (accession number 0001004402-00-000112).


(7)      Distribution Agreements and Form of Selected Dealer Agreement

(a) Distribution Agreement between Registrant and Forum Fund Services, LLC relating to Austin Global Value Fund, BIA Growth Equity Fund, BIA Small-Cap Growth Fund, Equity Index Fund, Investors Bond Fund, Investors Equity Fund, Investors Growth Fund, Investors High Grade Bond Fund, Investor Shares, Institutional Shares and Institutional Service Shares of Daily Assets Government Fund, Daily Assets Treasury Obligations Fund, Daily Assets Government Obligations Fund, Daily Assets Cash Fund and Daily Assets Municipal Fund, Maine Municipal Bond Fund, New Hampshire Bond Fund, Payson Balanced Fund, Payson Value Fund, Polaris Global Value Fund, TaxSaver Bond Fund and Virtual Growth/Value Fund is incorporated herein by reference. The Distribution Agreement, Exhibit (e)(5) to post effective amendment 73, was filed via EDGAR on July 30, 1999 (accession number 0001004402-99-000341).

(b) Form of Selected Dealer Agreement between Forum Financial Services, Inc. and securities brokers is incorporated herein by reference. The Form of Selected Dealer Agreement, Exhibit (6)(a) to post effective amendment 62, was filed via EDGAR on May 26, 1998 (accession number 0001004402-98-000307).

(c) Form of Bank Affiliated Selected Dealer Agreement between Forum Financial Services, Inc. and bank affiliates is incorporated herein by reference. The Form of Bank Affiliated Selected Dealer Agreement, Exhibit (6)(b) to post effective amendment 62, was filed via EDGAR on May 26, 1998 (accession number 0001004402-98-000307).

(8)      None.

(9)      Custodian Contracts

(a) Custodian Agreement between Registrant and Forum Trust dated May 12, 1999 relating to Austin Global Equity Fund, BIA Small-Cap Growth Fund, BIA Growth Equity Fund, Equity Index Fund, Investors Bond Fund, Investors Equity Fund, Investors Growth Fund, Investors High Grade Bond Fund, Maine Municipal Bond Fund, New Hampshire Bond Fund, Payson Balanced Fund, Payson Value Fund, Polaris Global Value Fund, TaxSaver Bond Fund, Virtual Growth/Value Fund and Investor Shares, Institutional Shares and Institutional Service Shares of Daily Assets Government Fund, Daily Assets Treasury Obligations Fund, Daily Assets Government Obligations Fund, Daily Assets Cash Fund and Daily Assets Municipal Fund is incorporated herein by reference. The Custodian Agreement, Exhibit (g)(1) to post effective amendment 72, was filed via EDGAR on June 16, 1999 (accession number 0001004402-99-000308).

(b) Master Custodian Agreement between Forum Trust and Bankers Trust Company dated April 20, 1999 relating to Austin Global Equity Fund, BIA Small-Cap Growth Fund, BIA Growth Equity Fund, Equity Index Fund, Investors Bond Fund, Investors Equity Fund, Investors Growth Fund, Investors High Grade Bond Fund, Maine Municipal Bond Fund, New Hampshire Bond Fund, Payson Balanced Fund, Payson Value Fund, Polaris Global Value Fund, TaxSaver Bond Fund, Virtual Growth/Value Fund and Investor Shares, Institutional Shares and Institutional Service Shares of Daily Assets Government Fund, Daily Assets Treasury Obligations Fund, Daily Assets Government Obligations Fund, Daily Assets Cash Fund and Daily Assets Municipal Fund, undated is incorporated herein by reference. The Form of Master Custodian Agreement, Exhibit (g)(2) to post effective amendment 72, was filed via EDGAR on June 16, 1999 (accession number 0001004402-99-000308).


(10) Rule 12b-1 Plan effective January 1, 1999 adopted by the Investor Shares of Daily Assets Treasury Obligations Fund, Daily Assets Government Fund, Daily Assets Government Obligations Fund, Daily Asset Cash Fund and Daily Assets Municipal Fund is incorporated herein by reference. The 12b-1 Plan, Exhibit (m) to post effective amendment 69, was filed via EDGAR on December 15, 1998 (accession number 0001004402-98-000648).

(11) Opinion and consent of Seward & Kissel LLP, Trust counsel, regarding legality of securities, to be filed by subsequent pre-effective amendment.

(12) Opinion and consent [ ] regarding tax consequences of the transaction, to be filed by post-effective amendment within a reasonably prompt amount of time after the closing of the reorganizaition.

(13)     Material Service Contracts

(a) Administration Agreement between Registrant and Forum Administrative Services, LLC relating to Austin Global Equity Fund, BIA Growth Equity Fund, BIA Small-Cap Growth Fund, Equity Index Fund, Investors Bond
         Fund, Investors Equity Fund, Investors Growth Fund, Investors High Grade Bond Fund, Maine Municipal Bond Fund, New Hampshire Bond Fund, Payson Balanced Fund, Payson Value Fund, Polaris Global Value Fund, TaxSaver Bond Fund, Virtual Growth/Value Fund and Investor Shares, Institutional Shares and Institutional Service Shares of Daily Assets Government Fund, Daily Assets Treasury Obligations Fund, Daily Assets Government Obligations Fund, Daily Assets Cash Fund and Daily Assets Municipal Fund is incorporated herein by reference. The Administration Agreement, Exhibit (h)(1) to post effective amendment 72, was filed via EDGAR on June 16, 1999 (accession number 0001004402-99-000308).

(b) Fund Accounting Agreement between Registrant and Forum Accounting Services, LLC relating to Austin Global Equity Fund, BIA Growth Equity Fund, BIA Small-Cap Growth Fund, Equity Index Fund, Investors Bond
         Fund, Investors Equity Fund, Investors Growth Fund, Investors High Grade Bond Fund, Maine Municipal Bond Fund, New Hampshire Bond Fund, Payson Balanced Fund, Payson Value Fund, Polaris Global Value Fund, TaxSaver Bond Fund, Virtual Growth/Value Fund and Investor Shares, Institutional Shares and Institutional Service Shares of Daily Assets Government Fund, Daily Assets Treasury Obligations Fund, Daily Assets

         Government Obligations Fund, Daily Assets Cash Fund and Daily Assets Municipal Fund is incorporated herein by reference. The Fund Accounting Agreement, Exhibit (h)(2) to post effective amendment 72, was filed via EDGAR on June 16, 1999 (accession number 0001004402-99-000308).

(c) Transfer Agency and Services Agreement between Registrant and Forum Shareholder Services, LLC relating to Austin Global Equity Fund, BIA Growth Equity Fund, BIA Small-Cap Growth Fund, Equity Index Fund, Investors Bond Fund, Investors Equity Fund, Investors Growth Fund, Investors High Grade Bond Fund, Maine Municipal Bond Fund, New Hampshire Bond Fund, Payson Balanced Fund, Payson Value Fund, Polaris Global Value Fund, TaxSaver Bond Fund, Virtual Growth/Value Fund and Investor Shares, Institutional Shares and Institutional Service Shares of Daily Assets Government Fund, Daily Assets Treasury Obligations Fund, Daily Assets Government Obligations Fund, Daily Assets Cash Fund and Daily Assets Municipal Fund is incorporated herein by reference. The Transfer Agency and Services Agreement, Exhibit (h)(3) to post effective amendment 75, was filed via EDGAR on September 30, 1999 (accession number 0001004402-99-000395).

(d) Shareholder Service Plan of Registrant and Form of Shareholder Service Agreement relating to the Institutional Service and Investor Classes of Daily Assets Treasury Obligations Fund, Daily Assets Government Obligations Fund, Daily Assets Government Fund, Daily Assets Cash Fund, and Daily Assets Municipal Fund is incorporated herein by reference. The Shareholder Service Plan and Form of Shareholder Service Agreement, Exhibit (9)(c) to post effective amendment 50, was filed via EDGAR on November 12, 1997 (accession number 0001004402-97-000189).

(e) Shareholder Service Plan and Form of Shareholder Service Agreement relating to Polaris Global Value Fund is incorporated herein by reference. The Shareholder Service Plan and Form of Shareholder Service Agreement, Exhibit (9)(d) to post effective amendment 65, was filed via EDGAR on September 30, 1998 (accession number 0001004402-98-000530).

(14)     Other Opinions

(a)      Consents of [   ] dated [   ], to be filed by subsequent pre-effective
         amendment.

(b)      Consent [   ] dated [   ], to be filed by subsequent pre-effective
         amendment.

(15)     None.

(16) Powers of Attorney of Costas Azariadas, James C. Cheng, John Y. Keffer and J. Michael Parish are filed herewith.

ITEM 17 - UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post- effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file a copy of the opinion Forum Administrative Services, LLC regarding the legality of securities to be issued and as required to be filed as an exhibit to the registration statement by Item 16(11) of Form N-14 under the Securities Act of 1933, as amended by means of a pre-effective amendment to the registration statement.

(4) The undersigned Registrant agrees to file a copy of the tax opinion required to be filed as an exhibit to the registration statement by
         Item 16(12) of Form N-14 under the Securities Act of 1933, as amended, by means of a post-effective amendment to the registration statement.

                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the city of Portland and State of Maine, May 24th , 2000.
                                                           FORUM FUNDS

                                                       By:/s/ John Y. Keffer
                                                           John Y. Keffer
                                                           President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                                                                    Title                      Date
----------------------------------------------------------------- ---------------------------- -----------------------

Principal Executive Officer

/s/ John Y. Keffer                                                Chairman and President            May 24, 2000
------------------------------------
John Y. Keffer

Principal Financial
and Accounting Officer

/s/ Ronald H. Hirsch                                              Treasurer                         May 24, 2000
------------------------------------
Ronald H. Hirsch

A majority of the Trustees

/s/ John Y. Keffer                                                                                  May 24, 2000
------------------------------------
John Y. Keffer

Costas Azariadis
James C. Cheng
J. Michael Parish

/s/ John Y. Keffer                                                                                  May 24, 2000
------------------------------------
By: John Y. Keffer
(Attorney-in-fact)